UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X| Filed by a Party other than the Registrant |_|

Check the appropriate Box:

|X|   Preliminary Proxy Statement

|_|   Confidential for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss.240.14a-12

                        PHARMACY BUYING ASSOCIATION, INC.
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

1)    Title of each class of securities to which transaction applies:


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2)    Aggregate number of securities to which transaction applies:


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3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined.):


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4)    Proposed maximum aggregate value of transaction:


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5)    Total Fee Paid:


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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:


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2)    Form, Schedule or Registration Statement No.:


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3)    Filing Party:


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4)    Dated Filed:


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THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NEITHER THE SECURITIES EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAVE PASSED UPON THE FAIRNESS OR MERITS OF THIS TRANSACTION OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.


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                        PHARMACY BUYING ASSOCIATION, INC.
                             d/b/a TRUECARE PHARMACY
                       1575 N. Universal Avenue, Suite 100
                           Kansas City, Missouri 64120

Dear Fellow Shareholder,

      You are cordially invited to attend a special meeting of shareholders (the "Special Meeting") of Pharmacy Buying Association, Inc. d/b/a TrueCare Pharmacy ("PBA") to be held on __________, 2004, at 7:00 p.m. Kansas City, Missouri time, at the offices of the Company located at 1575 N. Universal Avenue, Suite 100, Kansas City, Missouri 64120.

      The Special Meeting has been called for the purpose of:

      (1) considering and voting upon a recapitalization and reorganization of PBA (the "Reorganization"), consisting of the approval of an amendment to PBA's Restated Articles of Incorporation (the "Articles of Incorporation") to (a) effect a conversion of our Common Stock, $1.00 par value (the "Common Stock"), into a newly-authorized class of non-voting Preferred Stock, $10 par value (the "Preferred Stock") at a ratio of five (5) shares of Common Stock for one (1) share of Preferred Stock (the "Conversion"), and a cash payment in lieu of the issuance of any fractional shares that would otherwise result from such conversion, and (b) authorize a new class of common stock, par value $.01 per share, designated "Membership Common," ownership of which will be incident to being a Member of PBA; and

      (2) the transaction of such other business as may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting.

      Enclosed are the following items relating to the Special Meeting:

      (1) proxy statement;

      (2) proxy card; and

      (3) a pre-addressed return envelope for the proxy card.

      Shareholders who own five (5) or more shares of Common Stock prior to the Conversion (each, a "Pre-Conversion Share") will receive one (1) share of Preferred Stock for every five (5) Pre-Conversion Shares owned by them. Shares of our Common Stock that would otherwise be converted into less than one (1) share of Preferred Stock in the Conversion will instead be converted into the right to receive a cash payment of $710 per Pre-Conversion Share (the "Cash Payment"). Shareholders who own less than five (5) Pre-Conversion Shares will receive a Cash Payment in lieu of receiving a fractional share of Preferred Stock and will receive no Preferred Stock or Common Stock. Commonly referred to as a "going private" transaction, one of the purposes of the Conversion is to reduce the number of our common shareholders after the Conversion to less than three hundred (300) shareholders in order to permit us to terminate the registration of our Common Stock under the Securities and Exchange Act of 1934 (the "Exchange Act") and therefore our obligations to file annual and periodic reports and make other


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filings with the Securities and Exchange Commission. Another purpose of the
Reorganization is to transfer control of PBA from our shareholders, which currently includes employees and non-members, to our Members in order for PBA to more effectively fulfill its mission of helping independent pharmacies to compete with larger chain pharmacies.

      In order for the Reorganization to be implemented, the amendment to our Articles of Incorporation must be approved by the affirmative vote of a majority of our shareholders. Our Board of Directors unanimously supports the Reorganization and recommends that our shareholders vote "FOR" approval of the proposal and the related transactions.

      The Board of Directors has established __________, 2004 as the record date for determining those of our shareholders who are entitled to notice of the Special Meeting and to vote on the proposal described above. Whether or not you plan to attend the Special Meeting, please complete, sign and date the enclosed proxy card and return it to us by facsimile or in the envelope provided as soon as possible to be sure that your shares are represented at the special meeting.

      This proxy statement and the accompanying documents provide you with detailed information about the Reorganization. Please read these documents carefully and in their entirety. You may also obtain information about us from publicly available documents that we have filed with the Securities and Exchange Commission.

We appreciate your support.

                                         By order of the Board of Directors


                                               /s/ Nick R. Smock /s/

                                               Nick R. Smock
                                               President/CEO

__________, 2004
Kansas City, Missouri

                             YOUR VOTE IS IMPORTANT.
                 PLEASE RETURN YOUR PROXY CARD VIA FAX PROMPTLY.

TO ENSURE A QUORUM, PLEASE COMPLETE AND RETURN THE PROXY IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND THE SPECIAL MEETING IN PERSON, YOUR PROXY WILL BE RETURNED TO YOU UPON REQUEST MADE TO THE SECRETARY OF THE SPECIAL MEETING.


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AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED
IF MAILED IN THE UNITED STATES.

PLEASE DO NOT SEND IN ANY STOCK CERTIFICATES AT THIS TIME. WE WILL SEND DETAILED INSTRUCTIONS TO SHAREHOLDERS FOR SURRENDERING THEIR STOCK CERTIFICATES AS SOON AS PRACTICABLE AFTER THE AMENDMENT TO THE ARTICLES OF INCORPORATION BECOMES EFFECTIVE.

THE PROPOSALS INCLUDED IN THE ATTACHED PROXY STATEMENT ARE IMPORTANT. IF YOU ARE IN ANY DOUBT AS TO WHAT ACTION TO TAKE YOU SHOULD CONSULT APPROPRIATE INDEPENDENT ADVISORS.


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                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON __________, 2004

To the Shareholders of Pharmacy Buying Association, Inc.:

      A special meeting of shareholders ("Special Meeting") of Pharmacy Buying Association, Inc. d/b/a TrueCare Pharmacy, a Missouri corporation ("Company"), will be held at the at the offices of the Company located at 1575 N. Universal Avenue, Suite 100, Kansas City, Missouri 64120, on __________, 2004 at 7:00 p.m., Kansas City, Missouri time, for the following purposes:

      1. To approve the following amendments to our Restated Articles of Incorporation (the "Articles of Incorporation") to effect a recapitalization and reorganization of the Company for the primary purposes of reducing the number of our shareholders to fewer than 300 and enabling PBA to go private and transferring control of PBA from the Shareholders to the Members (the "Reorganization"). The Reorganization consists of:

            A. an amendment of our Articles of Incorporation to effect a conversion of each five (5) shares of Common Stock of the Company into one (1) share of a newly-authorized class of non-voting Preferred Stock,

            B. shares of Common Stock that would be converted into less than one (1) share of Preferred Stock in the Conversion will instead be converted into the right to receive a cash payment,

            C. an amendment to our Articles of Incorporation to authorize a new class of common stock, designated "Membership Common," ownership of which will be incident to being a Member of the Company; and

      2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

      In order for the Reorganization to be implemented, the amendment to our Articles of Incorporation must be approved by the affirmative vote of a majority of our shareholders.

      Our Board of Directors recommends a vote "FOR" the amendments to our Articles of Incorporation to effect the Reorganization.

      Our Board of Directors has fixed the close of business on __________, 2004 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof, and only shareholders of record at the close of business on that date are entitled to vote at the Special Meeting.


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      You are cordially invited to attend the meeting in person. Even if you plan to attend the meeting, however, you are requested to mark, sign, date, and return the accompanying proxy as soon as possible.

                                      By Authorization of the Board of Directors


                                                 /s/ Donald E. Raby II /s/

                                                 Donald E. Raby II, CPA
                                                 Secretary of the Corporation

      __________, 2004
      Kansas City, Missouri


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                        PHARMACY BUYING ASSOCIATION, INC.
                             d/b/a TRUECARE PHARMACY
                       1575 N. Universal Avenue, Suite 100
                              Kansas City, Missouri

                                 PROXY STATEMENT

                                TABLE OF CONTENTS

INTRODUCTION..................................................................11

SUMMARY TERM SHEET............................................................13

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING...............................19

ITEM 1.  PROPOSAL TO AMEND OUR ARTICLES OF INCORPORATION TO
EFFECT THE REORGANIZATION.....................................................22

BACKGROUND, PURPOSE, STRUCTURE AND EFFECT OF THE REORGANIZATION...............22
         Background...........................................................22
         Purposes of and Reasons for the Reorganization.......................24
         Structure of the Reorganization......................................26
         Reservation of Rights................................................29
         Effects of the Reorganization on the Company.........................30
         Effects of the Reorganization on Affiliates of the Company...........30
         Effects of the Reorganization on the Shareholders....................31

RECOMMENDATION OF THE BOARD OF DIRECTORS; FAIRNESS OF THE REORGANIZATION......32

SPECIAL FACTORS...............................................................35
         Alternatives Considered..............................................35
         Material Federal Income Tax Consequences of the Reorganization.......36
         Changes in Management Team ..........................................39
         Conduct of the Business after the Reorganization.....................39
         Source of Funds and Expenses.........................................40
         Dissenters' and Appraisal Rights.....................................40

OPINION OF FINANCIAL ADVISOR..................................................40

ADDITIONAL INFORMATION REGARDING THE REORGANIZATION...........................44
         Schedule 13E-3.......................................................44
         Certain Relationships and Related Transactions.......................45
         Security Ownership of Certain Beneficial Owners and Management.......45
         Market for Common Stock..............................................46
         Dividend Policy......................................................47


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SELECTED HISTORICAL FINANCIAL DATA............................................47
         Financial Statements.................................................47
         Book Value Per Share.................................................47

ITEM 2.  OTHER BUSINESS.......................................................47

WHERE YOU CAN FIND MORE INFORMATION...........................................48

SHAREHOLDER PROPOSALS.........................................................48

Appendix A  -- Form of Amendment to our Articles of Incorporation

Appendix B  -- Opinion of Independent Financial Advisor


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                                  INTRODUCTION

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the "Board") of Pharmacy Buying Association, Inc. d/b/a TrueCare Pharmacy, a Missouri corporation ("PBA" or the "Company") to be used at a special meeting of shareholders to be held at the Company's offices, located at 1575 N. Universal Avenue, Suite 100, on __________, 2004 at 7 p.m., local time (the "Special Meeting"), and at any adjournment or postponement of the Special Meeting. At the Special Meeting, shareholders will be asked to consider and vote upon a proposal to amend the Company's Restated Articles of Incorporation, as amended ("Articles of Incorporation") to effect a recapitalization and reorganization of the Company (the "Reorganization") involving (i) the conversion of our common stock, $1.00 par value (the "Common Stock"), into a newly-authorized class of non-voting preferred stock, $10 par value (the "Preferred Stock") at a ratio of five (5) shares of Common Stock for one (1) share of Preferred Stock (the "Conversion"), and to provide for a cash payment in lieu of the issuance of any fractional shares of Preferred Stock that would otherwise result from the Conversion, and (ii) the authorization of a new class of common stock, par value $.01 per share, designated "Membership Common," ownership of which will be incident to being a Member of the Company.

If the Reorganization is approved as described below, shares of our Common Stock held prior to the Conversion (each, a "Pre-Conversion Share") that would otherwise be converted into less than one (1) share of Preferred Stock in the Conversion, will instead be converted into the right to receive a cash payment of $710 per Pre-Conversion Share (the "Cash Payment"). Holders of less than five
(5) Pre-Conversion Shares will only receive a Cash Payment for such shares, will no longer hold any shares of Common Stock and will not receive any Preferred Stock as a result of the Conversion. Shareholders holding five (5) or more Pre-Conversion Shares will receive Preferred Stock and become preferred shareholders of the Company. We intend to terminate our registration and further reporting under the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), immediately following the Conversion.

Only shareholders of record as of the close of business on __________, 2004, the record date for the Special Meeting, are entitled to notice of and to vote at the Special Meeting. The accompanying notice of Special Meeting and this proxy statement, together with the enclosed proxy card, are dated as of __________, 2004 and are being mailed to shareholders of record on or about __________, 2004. The Common Stock of PBA is not publicly traded.

The primary purposes behind the Reorganization are to (i) align the economic interests of the shareholders and members of PBA which will allow the Board and management of PBA to fulfill their fiduciary duties to the shareholders and members, (ii) eliminate the costs associated with filing documents under the Exchange Act with the U.S. Securities and Exchange Commission ("SEC"), (iii) transfer control of the Company from the current shareholders to the Members of the Company, (iv) reduce the costs of administering shareholder accounts and responding to shareholder requests, (v) provide liquidity to shareholders holding less than five (5) Pre-Conversion Shares of Common Stock, (vi) provide liquidity to shareholders who own more than five (5) Pre-Conversion Shares of Common Stock with regard to any fractional shares that would


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otherwise result from the Conversion, and (vii) provide greater flexibility in the management of the Company.

The Board has considered the Reorganization and the related transactions. In connection with its evaluation, the Board retained Stern Brothers Valuation Advisors to render an opinion as to (i) the fairness, from a financial point of view, to PBA's shareholders of the consideration to be received by them in connection with the transaction, and (ii) the equality in value of five (5) shares of Pre-Conversion Common Stock and one (1) share of Preferred Stock. Stern Brothers Valuation Advisors rendered its final opinion to Board at a meeting held on January 21, 2004. The essence of that opinion is that as of that date and based upon the assumptions made, matters considered and limitations on the review described in the opinion, the consideration to be received by the shareholders of PBA to be totally cashed out in connection with the transaction and the other shareholders who receive cash in lieu of fractional shares is fair from a financial point of view, and that the value of five (5) shares of Pre-Conversion Common Stock is equal to one (1) share of Preferred Stock. Stern Brothers Valuation Advisors delivered a written opinion as of the date of this proxy statement that confirms its earlier opinions. You should carefully read the written opinion of Stern Brothers Valuation Advisors that is attached as Annex B to this proxy statement. The Board unanimously approved the proposal to effect the Reorganization and the related transactions.

Approval of the Reorganization and the related transactions will only take place if approved by a majority of the shareholders. We encourage you to read this proxy statement carefully as it sets forth details of the Reorganization and other important information related to it.

We will bear the cost of this proxy solicitation. We do not expect to pay any compensation for the solicitation of proxies, but we may use officers and regular employees to solicit proxies from shareholders by all means without extra compensation.


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                               SUMMARY TERM SHEET

The following is a summary of the material terms of the proposed amendment to our Articles of Incorporation to effect the Reorganization and related transactions. This summary is qualified in its entirety by reference to the more detailed information appearing elsewhere in, or accompanying, this proxy statement, including the financial information and appendices. We urge you to review the entire proxy statement and accompanying materials carefully.

Reorganization.

We are asking our shareholders to approve an amendment to our Articles of Incorporation to effect the Reorganization, consisting of (i) the Conversion, following which holders of less than five (5) Pre-Conversion Shares, and the other shareholders who would otherwise receive a fractional share of Preferred Stock, will be paid $710 per Pre-Conversion Share, and (ii) the authorization of a new class of common stock, par value $.01 per share, designated "Membership Common," ownership of which will be incident to being a Member of the Company. The Conversion ratio you are being asked to approve is five (5) shares of Common Stock for one (1) share of Preferred Stock. Members of the Company will be entitled and required to purchase one share (and one share only) of Membership Common in order to purchase goods and services offered by or through the Company. Shares of our Common Stock that would otherwise be converted into less than one (1) share of Preferred Stock in the Conversion will instead be converted into the right to receive a Cash Payment. Shareholders who are not Members shall have no right to purchase a share of Membership Common.

If the Reorganization is approved and completed, shareholders with less than five (5) Pre-Conversion Shares will have no further interest in the Company as an owner of either shares of Common Stock or Preferred Stock and will become only entitled to a Cash Payment for their Pre-Conversion Shares and to acquire a share of Membership Common if they are a Member of the Company. Shareholders with five (5) or greater Pre-Conversion Shares will receive one (1) share of Preferred Stock, which is described in further detail below, for every five (5) Pre-Conversion Shares owned by them plus a Cash Payment in lieu of any fractional shares that would otherwise result from the Conversion at the rate of $710 per Pre-Conversion Share. See "BACKGROUND, PURPOSE, STRUCTURE AND EFFECT OF THE REORGANIZATION - Structure of the Reorganization" beginning on page 26.

In addition, if the Reorganization is completed, we intend to make an application to terminate the registration of our Common Stock under the Exchange Act. See "BACKGROUND, PURPOSE, STRUCTURE AND EFFECT OF THE REORGANIZATION - Structure of the Reorganization" beginning on page 26.

We expect to pay approximately $1,050,000 in the aggregate to the holders of our Common Stock that will be totally cashed out in the Reorganization and to the other common shareholders who own in excess of five (5) Pre-Conversion Shares and who will receive cash in lieu of any fractional shares. No single shareholder is expected to receive greater than $2,840 as a result of the payout for their Pre-Conversion Shares.


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Purpose and Reasons for the Reorganization.

Our purposes and reasons for the Reorganization include:

            o There is an inherent conflict between the shareholders and the Members in that the payment of greater patronage rebates to the Members reduces the value of the Common Stock, and the payment of lower patronage rebates, while increasing the value of the Common Stock for our shareholders, increases the operating costs of the Members making it more difficult for them to compete in the marketplace. This conflict is frustrating the Company from optimally fulfilling its long-standing mission of helping independent pharmacies compete with larger chain pharmacies.

            o The cost savings attributable to not having to comply with the Exchange Act disclosure and reporting requirements, particularly in light of our resources and the relatively small benefit we believe PBA and our shareholders and members have received as a result of our Exchange Act registration.

            o The cost savings from the elimination of administration expenses relating to servicing a large number of shareholders.

            o Additional savings in terms of management's and employees' time that will no longer be spent preparing and reviewing the periodic reports required of public reporting companies and managing shareholder relations and communications.

For a full discussion of the purpose and reasons for the Reorganization, see "BACKGROUND, PURPOSE, STRUCTURE AND EFFECT OF THE REORGANIZATION - Purposes of and Reasons for the Reorganization" beginning on page 24.

Alternatives Considered.

We considered a number of alternative transactions to the Reorganization, including other methods of "going private," other methods of aligning the interests of the shareholders and members, and maintaining the status quo.

For a complete discussion of the alternatives considered, see "SPECIAL FACTORS - Alternatives Considered" beginning on page 35.


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Effect of the Reorganization.

As a result of the Reorganization:

      o Our number of record shareholders, as of January 30, 2004, will be reduced from approximately 536 to approximately 149, and the number of issued and outstanding shares of our outstanding capital stock will decrease from approximately 7,338 shares of Common Stock into 1,176 shares of Preferred Stock, with 1,458 shares of Common Stock being converted into the right to receive a Cash Payment of $710 per share in lieu of the issuance of a fractional share of Preferred Stock.

      o We will be entitled to apply to terminate the registration of our Common Stock under the Exchange Act, which, if approved by the SEC, will mean that we will no longer be required to file reports with the SEC or be classified as a public company;

      o Voting control of the Company will be vested in ALL of the Members, each of whom will be required to purchase and hold one share of our Membership Common in order to participate in the Company's programs and purchase goods and services from, or through, the Company.

      o The book value per share of our capital stock will be changed from approximately $710 per share of Common Stock to a pro forma basis of approximately $3,550 per share of Preferred Stock.

See "BACKGROUND, PURPOSE, STRUCTURE AND EFFECT OF THE REORGANIZATION - Effects of the Reorganization on the Company" beginning on page 30 for a more detailed description of these effects.

Fairness of the Reorganization.

We believe that the Reorganization is fair to, and in the best interests of, our shareholders, including both the shareholders whose shares are acquired as a group, and the shareholders whose shares will be converted to Preferred Stock. Our Board has unanimously approved the Reorganization and the transactions contemplated hereby. Our opinion is based on several substantive and procedural factors. These factors include:

      o The recommendation of our Board that the Reorganization is in the best interests of our shareholders and that both the cash price of $710 per Pre-Conversion Share to be paid in lieu of fractional shares of Preferred Stock in the Reorganization and the value and terms and conditions of the Preferred Stock into which the remaining shares of Common Stock of the Company will be converted in the Reorganization, are fair to our shareholders.


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      o     The terms of the Reorganization, including both the amount of the
            Cash Payment to our shareholders ($710 per Pre-Conversion Share) who would otherwise receive fractional shares of Preferred Stock, and the conversion of the shares of Common Stock of shareholders who own five (5) or more shares of stock into shares of Preferred Stock. The Cash Payment to be paid to the shareholders who will receive cash in lieu of fractional shares of Preferred Stock is the book value of each share of Common Stock as of September 30, 2003.

      o There is no trading market for our Common Stock, and no such market is expected to develop. We do not intend to apply, and we are not obligated to apply, for listing of our Common Stock on any securities exchange or automated quotation system. The price of our Common Stock for transactions permitted under the Bylaws is set by our Board and is based on our book value per share as of the end of the preceding fiscal quarter, or as of a more recent date if the board deems advisable. Pursuant to the Bylaws, the book value of each share is the purchase price of each share upon the occurrence of certain events and has been the historic value of the shares.

      o The Common Stock is illiquid and our shareholders are unable to readily obtain cash for their shares due to the lack of a public trading market and the restrictions contained in our Bylaws.

      o We are a Member-based organization. Our operations are similar to a cooperative in that our customers are our Members and we pay rebates to our Members based on each Member's purchases and compliance with our programs. As a result, most of our profits are paid to our Members.

      o Our belief that the Reorganization is the superior transaction to PBA and our shareholders as compared to the alternatives considered.

      o Anticipated reductions in the expenses of compliance with the reporting requirements of the Exchange Act.

      o The fact that we have not realized many of the benefits typically associated with being a public reporting company, such as access to capital markets and enhanced shareholder value, due to the lack of a trading market for our Common Stock.

      o The opinions and underlying analysis of Stern Brothers Valuation Advisors that the cash price of $710 per Pre-Conversion Share is fair, from a financial point of view, to our shareholders who would otherwise receive a fractional share of Preferred Stock, and that the value of five (5) Pre-Conversion Shares is equal to the value of one (1) share of Preferred Stock.

For a complete description of the fairness of the Reorganization and factors considered by our Board in recommending the Reorganization to our shareholders, see "RECOMMENDATION


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OF THE BOARD OF DIRECTORS; FAIRNESS OF THE REORGANIZATION" beginning on page 32.

Opinion of Independent Financial Advisor.

The Board retained Stern Brothers Valuation Advisors to render its opinion with respect to the fairness, from a financial point of view, to PBA's shareholders holding fewer than five (5) Pre-Conversion Shares, and the other shareholders who would otherwise receive fractional shares of Preferred Stock as a result of the Conversion, and with respect to the relative values of the Common Stock and the Preferred Stock. On January 21, 2004, Stern Brothers Valuation Advisors delivered its opinion to the Board that the cash consideration of $710 per Pre-Conversion Share was fair from a financial point of view to the shareholders who will receive cash in lieu of fractional shares and that the value of one (1) share of Preferred Stock is equal to the value of five (5) Pre-Conversion Shares. A copy of its opinion is attached as Appendix B. See "OPINION OF FINANCIAL ADVISOR" beginning on page 40 for more information relating to the opinion and related financial analyses.

Material Federal Income Tax Consequences of the Reorganization.

      o Shareholders Who Receive Cash in Lieu of Fractional Shares. The Reorganization is expected to result in a taxable transaction for United States federal income tax purposes to the Shareholders who receive cash in lieu of fractional shares of Preferred Stock. Shareholders who receive cash and whose Pre-Conversion Shares are a capital asset can be expected to recognize capital gain or loss, and such persons who have held their Pre-Conversion Shares for more than one year are expected to recognize long term capital gain or loss. Under the Jobs and Growth Tax Relief Act of 2003 (the "2003 Tax Act"), net long term capital gains of individuals are generally taxed at a maximum of 15%. Net capital losses may generally only be offset against net capital gain, and not other income.

      o Shareholders Who Receive Preferred Stock in the Reorganization. The Reorganization is expected to be a non-taxable transaction for United States federal income tax purposes to shareholders who receive Preferred Stock in exchange for their Common Stock under
            Section 368(a)(1)(E) of the Internal Revenue Code.

Your tax consequences are dependent on your unique tax situation. Accordingly, we urge you to consult your own tax advisor to determine the effect of the Reorganization under applicable federal, state, local and foreign tax laws.

For a complete description of the material federal income tax consequences from the Reorganization, see "SPECIAL FACTORS - Material Federal Income Tax Consequences of the Reorganization" beginning on page 36.


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Effectiveness of the Reorganization.

The Reorganization will not be effected unless and until a majority of our shareholders approve the amendment to the Articles of Incorporation necessary to effect the Reorganization. Assuming approval of the shareholders is obtained at the Special Meeting, we will file the amendment to our Articles of Incorporation with the Secretary of State of the State of Missouri as soon as possible after the Special Meeting and thereby effect the Reorganization on the day of the filing of the amendment. See "BACKGROUND, PURPOSE, STRUCTURE AND EFFECT OF THE REORGANIZATION - Structure of the Reorganization" beginning on page 26.

No Changes in Management Team and Post-Reorganization Plans.

Our executive officers and directors will remain the same immediately following the Reorganization.

See "SPECIAL FACTORS - Conduct of the Business after the Reorganization" beginning on page 39.

Financing for the Reorganization.

We estimate that approximately $1,050,000 will be required to make the aggregate Cash Payments to our shareholders in lieu of issuing fractional shares of Preferred Stock in the Conversion. We intend to pay for such shares with available cash. See "SPECIAL FACTORS - Source of Funds and Expenses" beginning on page 40.

No Dissenters' or Appraisal Rights.

Under the General and Business Corporation Law of Missouri and our Articles of Incorporation and Bylaws, our shareholders are not entitled to dissenters' or appraisal rights because the amendment to our Articles of Incorporation to effect the Reorganization is not a corporate action for which shareholders are entitled to dissenters' or appraisal rights. See "SPECIAL FACTORS - Dissenters' or Appraisal Rights" beginning on page 40.

If you have more questions about the Reorganization or related transactions or would like additional copies of this proxy statement, please contact Donald E. Raby II, the Secretary of the Company, at (816) 245-5700.

                 QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q:    Why did you send me this proxy statement?

A: We sent you this proxy statement and the enclosed proxy card because our Board is soliciting your vote for use at our Special Meeting of shareholders. This proxy statement summarizes information that you need to know in order to cast an informed vote at the meeting. However, you do not need to attend the meeting to vote. Instead, you may simply complete, sign and return the enclosed proxy card. We first sent this proxy statement, notice of Special Meeting and the enclosed proxy card on or about ____________, 2004 to all shareholders entitled to vote. Holders of our Common Stock as of the record date of ____________, 2004 are entitled to vote at the Special Meeting. On that date, there were 7,338 shares of our Common Stock outstanding and held by 536 shareholders. Pursuant to the Articles of Incorporation, each shareholder is entitled to one vote regardless of the number of shares owned by the shareholder.

Q:    What is the time and place of the Special Meeting?

A: The Special Meeting will be held at the offices of the Company located at 1575 N. Universal Avenue, Suite 100, Kansas City, Missouri 64120, on ____________, 2004 at 7:00 p.m., Kansas City, Missouri time.

Q:    Who may be present at the Special Meeting and who may vote?

A: All holders of our Common Stock may attend the Special Meeting in person. However, only holders of our Common Stock of record as of ____________, 2004 may cast their vote in person or by proxy at the Special Meeting.

Q:    What constitutes a quorum for the Special Meeting?

A: The presence in person or by proxy of a majority of the shareholders will constitute a quorum for the Special Meeting.

Q:    What is the vote required to approve the Reorganization?

A: The affirmative vote of a majority of our shareholders entitled to a vote at the Special Meeting is required to approve the Reorganization. If you do not vote your shares, either in person or by proxy, or if you abstain from voting on the proposal, it has the same effect as if you voted against the Reorganization. In a majority vote, express abstentions are considered a vote cast and have the effect of a vote against a particular matter. Directors and executive officers of PBA holding shares of Common Stock have indicated that they intend to vote "FOR" such proposal.

Q:    What is the recommendation of our Board regarding the proposal?

A: Our Board has determined that the amendment to our Articles of Incorporation to effectuate the Reorganization is fair to our shareholders and that the Reorganization is advisable and in the best interests of PBA and our shareholders and Members. Our Board has therefore unanimously approved the proposed amendment to our Articles of Incorporation that will effect the Reorganization and recommends that you vote "FOR" approval of the proposed amendment.

Q:    What do I need to do now?

A: Please sign, date, and complete your proxy card and promptly return it to us by facsimile or in the enclosed, self-addressed, prepaid envelope so that you can be represented at the Special Meeting.

Q:    May I change my vote after I have mailed my signed proxy card?

A: Yes. Just send by mail a written revocation or a new, later-dated, completed and signed proxy card before the Special Meeting or attend the Special Meeting and vote in person. You may not change your vote by facsimile or telephone.

Q: What if I don't return a proxy card or vote my shares in person at the Special Meeting?

A: If you don't return your proxy card or vote in person at the Special Meeting, your vote will be treated as a non-vote and will have the same effect as a vote against approval of the amendment to our Articles of Incorporation to effectuate the Reorganization.

Q:    Should I send in my stock certificates now?

A: No. As soon as practicable after the Reorganization is completed, we will send instructions to all holders of our Common Stock for use in surrendering your stock certificates in connection with the Reorganization.

Q: What if I have questions about the amendment to our Articles of Incorporation, the Reorganization or the voting process?

A: Please direct any questions about the amendment to our Articles of Incorporation, the Reorganization or the voting process to the following person at the address and telephone number indicated:

                           Mr. Donald E. Raby II, CPA
                          Secretary of the Corporation
                        Pharmacy Buying Association, Inc.
                       1575 N. Universal Avenue, Suite 100
                           Kansas City, Missouri 64120
                                 (816) 245-5700

Q:    Is PBA using a solicitation agent in connection with the Special Meeting?

A: No. However, our employees may solicit proxies by telephone or other means but will not receive any additional compensation for such services.

ITEM 1. PROPOSAL TO AMEND OUR ARTICLES OF INCORPORATION TO EFFECT THE REORGANIZATION

The Board has authorized, and recommends your approval of, a single proposal for the recapitalization and reorganization transaction (the "Reorganization") comprised of:

      o A common to preferred conversion pursuant to which each five (5) shares of Common Stock, $1.00 par value, registered in the name of a shareholder at the effective time of the Reorganization will be converted into one (1) share of a newly authorized class of non-voting Preferred Stock, $10 par value;

      o Shares of our Common Stock that would be converted into less than one (1) share of Preferred Stock in the Conversion will instead be converted into the right to receive a Cash Payment as described herein;

      o A Cash Payment of $710 per share for each Pre-Conversion Share only to shareholders holding fewer than five (5) Pre-Conversion Shares of Common Stock and the other shareholders who would otherwise receive a fractional share of Preferred Stock; and

      o Authorization of a new class of common stock, par value $.01 per share, designated "Membership Common," ownership of which will be incident to being a Member of the Company.

Each five (5) shares of our Common Stock, $1.00 par value, registered in the name of a shareholder at the effective time of the Reorganization will be converted into one (1) share of a newly authorized class of non-voting Preferred Stock, $10 par value. As permitted under Missouri law, shares of our Common Stock that would be converted into less than one (1) share of Preferred Stock in the Conversion will instead be converted into the right to receive a Cash Payment equal to $710 per Pre-Conversion Share.

The Board reserves the right to abandon the Reorganization even if approved by the shareholders (See "BACKGROUND, PURPOSE, STRUCTURE AND EFFECT OF THE REORGANIZATION - Reservation Of Rights" beginning on page 29). We expect that, if our shareholders approve the Reorganization, the Reorganization and payment of the Cash Payment to the shareholders entitled thereto would be completed within 30 days of the date of the Special Meeting, absent an exercise of the reservation of right by the Board to not effect the Reorganization.

BACKGROUND, PURPOSE, STRUCTURE AND EFFECT OF THE REORGANIZATION

Background

In July, 2002, a Form 10 for PBA became effective whereby the Common Stock of the Company was registered with the SEC and PBA became a reporting company under the Exchange Act. The reason PBA was required to file the Form 10 to register its Common Stock was because it had in excess of 500 shareholders and assets in excess of $10,000,000 as of December 31, 2001. Our authorized capital stock currently consists of 30,000 shares of Common Stock, $1.00 par value per share, and no shares of preferred stock. As of January 30, 2004, 7,338 shares of Common Stock were outstanding and held of record by 536 shareholders. There is no market for our Common Stock. Pursuant to our Bylaws, holders of our Common Stock may only transfer their shares to PBA, a pharmacy member, licensed pharmacists who own or are employed by a pharmacy member or employees of PBA. Shares may not be pledged to a third party as security for a loan. PBA has a right of first refusal to purchase any shares proposed to be transferred by any shareholder.

Pursuant to our Bylaws, PBA is required to repurchase any Common Stock owned by a shareholder who terminates his or her membership due to death, incompetency or bankruptcy. The repurchase price is based on the last price set by the Board which is based on the book value of the shares.

PBA has the right to call and repurchase any Common Stock owned by a shareholder that no longer satisfies the ownership requirements listed in the Bylaws, as determined in the sole discretion of the Board. PBA also has a lien against shares for any individual debts owed by shareholders to PBA. The repurchase price is based on the last price set by the Board.

The price for PBA shares as determined by the Board has historically been the book value of the shares.

At an April 11, 2003 meeting of our Board of Directors, Mr. Smock, our Chief Executive Officer, reported on and presented a summary of management's evaluation of the various alternative transactions considered by PBA during the prior months and management's recommendation to the Board of reorganizing PBA by converting the existing Common Stock into Preferred Stock, taking PBA private by cashing-out our shareholders who own less than five (5) shares of Common Stock, purchasing fractional shares from the other shareholders and issuing a new class of common stock, designated "Membership Common" to the Members. Mr. Smock noted that there was a conflict of interest between the shareholders and the Members that has the effect of frustrating, to some extent, PBA from accomplishing its long-standing goal of helping the Members compete with larger chain pharmacies. That conflict of interest is most prevalent in decisions regarding the amount of patronage rebates to be paid to the Members for their purchases of goods and services from or through PBA. A decision to increase patronage rebates has the effect of decreasing the value of the Common Stock, and a decision to decrease patronage rebates, while increasing the value of the Common Stock, also increases the operating costs of the Members thereby making it more difficult for them to compete with larger chain pharmacies. While similar conflicts of interests are prevalent between shareholders and customers of other companies, it is inconsistent with the cooperative nature of PBA and the its longstanding mission. Additionally, Mr. Smock indicated that the Company and its shareholders were deriving no material benefit from being subject to the Exchange Act reporting requirements and that the costs and burdens on management of complying with those requirements were not justified.

While the Board generally was in agreement with management's decision to pursue the Reorganization transaction, the Board determined to defer its decision until after further review and deliberation. However, the Board did agree to employing Stern Brothers Valuation Advisors to render an opinion as to the fairness of the cash consideration that would be paid to shareholders cashed out in the going private transaction and to assist in structuring a class of Preferred Stock that would have a fair market value equal to the shares of Common Stock to be converted.

On October 14, 2003, the Board held a special meeting to further consider and discuss the alternative transactions. At the meeting, Mr. Smock again outlined and discussed the various alternatives and management's recommendation that PBA pursue the Reorganization, subject to the approval of our shareholders. Mr. Smock indicated the funds payable to the shareholders who own less than five (5) shares and to the other shareholders who would be entitled to receive fractional shares would be provided from our available cash. Legal counsel to the Company then reviewed the principal aspects of the Reorganization transaction, including the per share cash price to be paid to the shareholders to receive cash for their shares as a result of the transaction, the termination of the registration of our Common Stock under the Exchange Act, the issuance and sale of the Membership Common, and discussed the fiduciary duties of the Board in these types of corporate transactions. The representative of the financial advisor, Stern Brothers Valuation Advisors, discussed the financial advisor's preliminary report, methodology and preliminary opinion as to fairness, from a financial point of view, of the per share cash price to be paid the shareholders to receive cash for their shares as a result of the transaction. After full discussion, the Board unanimously approved the Reorganization and related transactions and directed the officers of the Company to take all necessary action to prepare to submit the Reorganization to a vote of the shareholders.

During the next few weeks, management and the chairman of the Board met with its counsel and its financial advisor several times to discuss the Reorganization, the per share cash price to be paid to the shareholders to receive cash for their shares as a result of the transaction and the structure of the Preferred Stock.

On January 21, 2004, the Board met with management, its counsel and financial advisor to discuss the Reorganization. At the meeting, the financial advisor presented its final report and opinion relating to the Reorganization transaction to the members of the Board. At the conclusion of the meeting, the Board approved the Reorganization transaction, the $710 per share cash price to be paid to the shareholders to receive cash for their shares as a result of the transaction, the structure, terms and conditions of the Preferred Stock and the terms and conditions of the Membership Common, and directed the officers to submit the Reorganization to the vote of the shareholders.

Purpose of and Reasons for the Reorganization

The primary purposes of the Reorganization are to enable us to (1) eliminate the conflict of interest or perceived conflict of interest between the shareholders and the Members, (2) transfer control of the Company to the Members, and (3) terminate the registration of our Common Stock under Section 12(g) of the Exchange Act.

The Board believes that the elimination of any real or perceived conflict of interest between the shareholders and the Members and the transfer of control to the Members will allow the Company to maximize benefits to the Members (in the form of patronage rebates based on the volume of business done by the Member with the Company) thereby permitting the Company to more effectively fulfill its mission of assisting the Members to compete with larger chain pharmacies.

Our Board believes that neither PBA nor our shareholders or Members derive a material benefit from continued registration and reporting under the Exchange Act. The cost of complying with Exchange Act disclosure and reporting requirements is substantial, representing an estimated special cost to us of about $50,000. We also incur other administrative expenses related to servicing shareholders who are holders of our shares of common stock. Furthermore, as a result of recent corporate governance scandals and the legislative and litigation environment resulting from these scandals, the costs of being a public company in general, and the costs of remaining a public company in particular, is expected to increase significantly in the near term. For example, new legislation, such as the recently enacted Sarbanes-Oxley Act of 2002, have had the effect of increasing the burdens and potential liabilities of being a public reporting company. This and other proposed legislation will likely increase audit fees, compliance costs and director and officer insurance premiums. Our public company status has also not provided us with the benefit of access to the capital markets.

In addition to the primary purposes and reasons described above, the Reorganization will eliminate the administrative expense we incur in servicing a large number of shareholders.

Restrictions on transfer contained in the Bylaws make an investment in our Common Stock substantially illiquid. There is no trading market for our Common Stock, and no such market is expected to develop. Pursuant to the Bylaws, shares may only be transferred to us, to our pharmacy members or licensed pharmacists who own or are employed by a pharmacy member, or to our employees. We do not have any obligation to repurchase our shares except upon the death, incompetency or bankruptcy of a shareholder. The price we will pay to repurchase our shares is set by our Board based on our book value per share as of the end of each fiscal year. The Board may adjust the price based on more current financial information if it deems advisable. Shares may not be pledged as security for any loan. As a result of these Bylaws restrictions, our shares are highly illiquid and shareholders may not be able to sell our shares for their fair market value if they need or desire to liquidate their investment in our Common Stock.

PBA functions much like a cooperative because it pays most of its profits, through patronage rebates, to its Members who purchase goods and services from, or through, PBA. We have never declared or paid any cash dividends on our Common Stock. We intend to continue to distribute future earnings, if any, that may be generated from our operations, in an amount determined by the Board after reserving amounts required to finance our operations and expansion, to our Members based on the amount of their purchases from us and endorsed wholesaler-partners and their participation in our programs. No dividends will be paid to the holders of the Membership Common.

In view of the costs associated with maintaining our Exchange Act registration, particularly in light of our size and resources and the relatively small benefit we believe PBA and our shareholders and Members have received as a result of such registration and listing, we believe the Reorganization will provide a more efficient means of using our capital to benefit PBA and our shareholders and members. The Reorganization should also free up management's time currently spent on our SEC reporting and compliance obligations to concentrate on our business.

Structure of the Reorganization

The Reorganization is expected to occur on the day the amendment to our Articles of Incorporation is filed with the Secretary of State of the State of Missouri (the "Effective Date"). The form of proposed amendment to our Articles of Incorporation describing the Conversion, the Preferred Stock and the Membership Common necessary to effect the Reorganization is attached to this proxy statement as Appendix A. The following discussion of the Preferred Stock and Membership Common is qualified entirely by the text of the amendment attached as Appendix A.

The Preferred Stock.

The proposed Preferred Stock has, generally, the following characteristics, preferences, qualifications, limitations, restrictions and special or relative rights:

            (a) The fair market value of each share of Preferred Stock, when issued, will equal the fair market value of five (5) shares of Pre-Conversion Common Stock so that the Conversion will qualify under
      Section 368(a)(1)(E) of the Internal Revenue Code so that no gain or loss will be recognized by either the shareholders or the Company upon the Conversion;

            (b) The Preferred Stock will be non-voting. Accordingly, following the Conversion, the holders of Preferred Stock will no longer be entitled to participate in the governance and control of the Company on the basis of their ownership of Preferred Stock;

            (c) The holders of the Preferred Stock shall be entitled to receive out of any funds of the Corporation at the time legally available for the declaration of dividends, as and when declared by the Board of Directors, cumulative preferential dividends, at the rate of 25% times 1.50% ("Percentage Rate") above the higher of the 1 year or 10 year constant maturity treasury rate as published by the Federal Reserve Bank of Kansas City ("CMT Rate") as of the first day of each quarter times $3,550 per share. The Percentage Rate of 1.5% shall be increased to 2.5% as of April 1, 2009, 3.5% as of April 1, 2014, and 4.5% as of 2019. Notwithstanding the foregoing, the amount of 25% times the Percentage Rate above the CMT Rate shall not exceed 3% per quarter or be less than 1% per quarter (the "Collar"). Such dividends are cumulative from and after the date of issuance of such shares (the "Preferential Dividends"). Preferential Dividends will be paid in cash or cumulate quarterly on March 31, June 30, September 30 and December 31 of each year.

            Yields on Treasury securities at "constant maturity" are interpolated by the U.S. Treasury from the daily yield curve. This curve, which relates the yield on a security to its time to maturity, is based on the closing market bid yields on actively traded Treasury securities in the over-the-counter market. These market yields are calculated from composites of quotations obtained by the Federal Reserve Bank of New York. The constant maturity yield values are read from the yield curve at fixed maturities, currently 1, 3 and 6 months and 1, 2, 3, 5, 7, 10 and 20 years. This method provides a yield for a 10-year maturity, for example, even if no outstanding security has exactly 10 years remaining to maturity.

            (d) If the Corporation is liquidated, dissolved or wound up, the holders of the then outstanding shares of Preferred Stock will have a preference against the assets of the Corporation available for distribution to the holders of the Corporation's Junior Securities (as defined in the proposed amendment to the Articles of Incorporation attached hereto as Appendix A), whether now or hereafter authorized, including Membership Common, equal to three thousand five hundred fifty dollars ($3,550) per share plus all accrued and unpaid Preferential Dividends (the "Preferential Value"). If the assets of the Corporation are insufficient to permit the payment of the full Preferential Value to the holders of the Preferred Stock, then the entire assets of the Corporation will be distributed ratably among the holders of the Preferred stock up to the full amount of the Preferential Value then due on the Preferred Stock;

            (e) The Preferred Stock is not convertible by the shareholders into any other class of security;

            (e) At any time after the date hereof, the Corporation may redeem shares of the Preferred Stock on such date or dates ("Redemption Dates") as determined by the Board of Directors of the Corporation ("Redemption"). The redemption price ("Redemption Price") for the Preferred Stock shall be $3,550 per share plus the accrued and unpaid Preferential Dividends owing to each holder of the Preferred Stock as of such Redemption Date. The Redemption Price shall be paid in cash or Notes of the Corporation (the "Notes") or both. The Notes, if issued upon exchange for the Preferred Stock, shall (i) bear interest at the Prime Rate plus 1% as set forth in the Midwestern Edition of the Wall Street Journal as of the Redemption Date, with such interest being payable as of each anniversary of the Redemption Date, (ii) amortize principal on a ten (10) year basis commencing as of each anniversary following the third anniversary of the date of the Redemption Date and (iii) mature, with all unpaid principal and interest thereon being immediately due and payable, on the tenth anniversary of the Redemption Date.

The Membership Common.

The proposed Membership Common has, generally, the following characteristics, preferences, qualifications, limitations, restrictions and special or relative rights:

            (a) The issuance and sale of each share of Membership Common will be incident to being a Member. One share (and one share only) of Membership Common will be issued and sold to, and be held in the name of, a natural person or entity which owns an independent pharmacy which buys goods and services from or through the Company and becomes a Member of the Company. Every natural person or entity owning an independent pharmacy which buys goods and services from or through the Company will be required to purchase a single share of Membership Common. Only a natural person or an entity which owns an independent pharmacy (as determined by rules and regulations adopted by the Board of Directors of the Company) will be entitled to become a Member and purchase a share of Membership Common. If a Member owns multiple pharmacy locations, such Member may only own one share of Membership Common and therefore shall be entitled to only one vote. The Company, however, determines rebates and other forms of similar remuneration on a store by store basis.

            (b) The purchase price for each share of Membership Common shall be such amount as determined by resolution of the Board of Directors from time to time. The par value of the Membership Common will be $.01 per share;

            (c) Members will be entitled to pay the purchase price for the Membership Common up-front in cash, and the Company is considering, subject to further deliberation of the Board and advice from the Company's legal counsel, the following alternatives to alleviate the burden of an up-front cash payment of the purchase price by the Members: (i) permitting the surrender of shares of Preferred Stock owned by a Member in full or partial payment of the purchase price, or (ii) set-off by the Company of any future patronage rebates payable to the Member against the purchase price;

            (d) No dividends will be payable on the Membership Common;

            (e) Each holder of Membership Common will have a single vote in the election of directors and any other matters submitted to a vote of the shareholders regardless of the number of stores or pharmacy locations are owned or operated by a Member;

            (f) The Membership Common shares will not be transferable and holders will not be entitled to pledge or hypothecate their shares of Membership Common--therefore no trading market will exist for the Membership Common;

            (g) The Company will be required to redeem shares of Membership Common held by Members who cease to be a Member for the exact purchase price paid for such shares;

            (h) Only Members (natural persons or entities owning independent pharmacies) will be entitled to own shares of Membership Common and only Members holding a share of Membership Common can purchase goods or services from or through the Company (with the exception of sales of merchandise at cost to other companies engaged in the distribution of such merchandise as discussed below). Only a person or an entity which owns an independent pharmacy will be entitled to become a Member and purchase a share of Membership Common;

            (i) A Member holding Membership Common will be entitled to receive patronage rebates in amounts determined by the Board based solely upon the volume of purchases made by such Member from, or through, the Company;

            (j) Upon liquidation of the Company, any remaining proceeds, after payment of the liquidation preference due to the holders of Preferred Stock and repayment of the purchase price for Membership Common paid by the Members, will be distributed to all natural persons or entities which own an independent pharmacy (as determined by rules and regulations adopted by the Board of Directors of the Corporation) that were Members during the prior six-year period based on their patronage over that period. This mechanism is designed to ensure that Members will only receive benefits based on their patronage.

The Conversion.

Upon consummation of the Reorganization, each shareholder on the Effective Date will receive one (1) share of our Preferred Stock for each five (5) shares of Common Stock held at that time. If a shareholder holds five (5) or more shares of our Common Stock, any fractional share resulting from the Conversion will be cashed out after the Reorganization. Any registered shareholder who holds fewer than five (5) shares of our Common Stock at the time of the Conversion will also receive a Cash Payment instead of a fractional share. This Cash Payment will be $710 per Pre-Conversion Share.

In general, the Conversion can be illustrated by the following examples:

       HYPOTHETICAL SCENARIO                           RESULT
       ---------------------                           ------

Mr. Blue is a registered shareholder    Instead of receiving a fractional share
who holds 4 shares of our Common        of our Preferred Stock immediately after
Stock prior to the Conversion.          the Conversion, Mr. Blue's shares will
                                        be converted into the right to receive
                                        $2,840 in cash (4 shares x $710 =
                                        $2,840).

Mr. Green is a registered shareholder   After the Conversion, Mr. Green will own
who holds 8 shares of our Common        1 share of Preferred Stock and receive
Stock prior to the Conversion.          cash equal to $2,130 (3 shares x $710=
                                        $2,130).

Reservation of Rights

We reserve the right to abandon the Reorganization without further action by our shareholders at any time before the filing of the necessary amendment to our Articles of Incorporation with the Secretary of State of the State of Missouri, even if the Reorganization has been authorized by our shareholders at the Special Meeting, and by voting in favor of the Reorganization you are expressly also authorizing us to determine not to proceed with the Reorganization if we should so decide that doing so would not be in the best interests of the Company.

Effects of the Reorganization on the Company

The Reorganization will have the following effects on the Company:

Reduction in the Number of Shareholders of Record and the Number of Outstanding Shares. Based on information as of January 30, 2004, the Reorganization will reduce our number of record shareholders from 536 to 149. 1,458 shares of Common Stock held by 387 shareholders will be exchanged for cash in lieu of the issuance of fractional shares of Preferred Stock in the Reorganization. The remaining shares of Common Stock will be converted into an aggregate of 1,176 shares of Preferred Stock held by 149 Preferred Shareholders.

Transfer of Book Value. Because (1) the price to be paid to the shareholders to receive cash for their shares as a result of the transaction will be $710 per Pre-Conversion Share, (2) the number of Pre-Conversion Shares expected to be cashed out as a result of the Reorganization is 1,458, (3) the total cost to PBA (including expenses) of effecting the Reorganization is expected to be approximately $1,150,000, and (4) at September 30, 2003 aggregate shareholders' equity in PBA was approximately $5,212,030, or $710 per share, we expect that, as a result of the Reorganization, the book value per share of our outstanding capital stock will be changed from approximately $710 per share of Common Stock to a post-conversion pro forma basis of approximately $3,550 per share of Preferred Stock.

Elimination of Exchange Act Registration. Our Common Stock is currently registered under the Exchange Act. After the Reorganization, we will seek to terminate our registration under the Exchange Act in order to eliminate any further reporting requirements under the Exchange Act. As result, we expect to eliminate direct and indirect costs and expenses associated with the Exchange Act registration, which we estimate to be approximately $50,000 on an annual basis. See " BACKGROUND, PURPOSE, STRUCTURE AND EFFECT OF THE REORGANIZATION - Purposes of and Reasons for the Reorganization" beginning on page 24.

Financial Effects of the Reorganization. We estimate that $1,050,000 will be required to make the Cash Payments to shareholders who are to receive cash for their shares as a result of the transaction. Additionally, we estimate that professional fees and other expenses related to the transaction will total approximately $100,000. We do not expect that the payments to the shareholders to receive cash for their shares as a result of the transaction in the Reorganization and the payment of expenses will have any material adverse effect on our capital adequacy, liquidity, results of operations or cash flow. You should read the discussion under "SPECIAL FACTORS - Sources of Funds and Expenses" beginning on page 40 for a description of the sources of funds for the Reorganization and the fees and expenses we expect to incur in connection with the Reorganization transaction.

Effects of the Reorganization on the Affiliates of the Company

The Reorganization will have various effects on our executive officers and directors, each of whom may, as a result of his position, be deemed to be an affiliate of PBA.

Consolidation of Management Ownership. As a result of the Reorganization, we expect that the percentage of beneficial ownership of our Preferred, non-voting capital stock held by our executive officers and directors as a group will increase from 9.6% before the Reorganization to 15.2%, without taking into account any shares of Membership Common that may be issued after the Reorganization.

No Further Reporting Obligations Under the Exchange Act. After the Reorganization, we will seek to terminate our registration under the Exchange Act. As a result, the executive officers, directors and other affiliates of PBA will no longer be subject to the reporting requirements and restrictions of the Exchange Act, including the reporting and short-swing profit provisions of
Section 16.

Effects of the Reorganization on the Shareholders

Cashed-Out Shareholders. If the Reorganization is completed and you hold fewer than 5 shares of our Common Stock immediately prior to the Reorganization:

            o You will not receive a fractional share of Preferred Stock as a result of the Reorganization.

            o Instead of receiving a fractional share of Preferred Stock, you will receive a Cash Payment with respect to your affected shares equal to $710 per Pre-Conversion Share.

            o After the Reorganization, you will have no interest in PBA as a holder of Common Stock or the new Preferred Stock. Your shares will no longer entitle you to the right to vote as a shareholder or share in PBA's assets, earnings, or profits or in any dividends, if any, paid after the Reorganization. In other words, you will no longer hold your cashed-out shares and you will have only the right to receive cash for those shares. In addition, you will not be entitled to receive interest with respect to the period of time between the Effective Date of the Reorganization and the date you receive the payment for the cashed-out shares.

            o You will not have to pay any service charges or brokerage commissions in connection with the Reorganization.

            o As soon as practicable after the time we effect the Reorganization, you will receive a payment for the shares you held immediately prior to the Reorganization in accordance with the procedures described below.

            o You will receive a letter of transmittal as soon as practicable after the Effective Date of the Reorganization. The letter of transmittal will contain instructions on how to surrender your certificate(s) to PBA for your Cash Payment. You will not receive your Cash Payment until you surrender your outstanding certificate(s) to PBA together with a completed and executed copy of the letter of transmittal. Please do not send your certificates until you receive your letter of transmittal. All amounts owed to you will be subject to applicable federal income tax withholding and state abandoned property laws. You will not receive any interest on Cash Payments owed to you as a result of the Reorganization.

Shareholders Owning Five (5) or More Shares of Our Common Stock. If you are a shareholder with five (5) or more shares of our Common Stock prior to the Effective Date of the Reorganization:

            o We will convert and reclassify your shares of Common Stock into Preferred Stock on a ratio of five (5) shares of Common Stock for one (1) share of Preferred Stock on the stock ledgers of the Company.

            o You will not receive a fractional share of Preferred Stock as a result of the Reorganization. Instead of receiving a fractional share of Preferred Stock, you will receive a Cash Payment with respect to your affected shares equal to $710 per Pre-Conversion Share as soon as practicable after the time we effect the Reorganization.

            o After the Reorganization, your Preferred Stock will not entitle you to the right to vote as a shareholder or share in PBA's assets, earnings, or profits or in any dividends, if any, paid after the Reorganization, except for your right to vote on those matters, receive the dividends and liquidation preference, given to holders of Preferred Stock, as described in Appendix A. The Conversion has the effect of fixing the value of your ownership in the Company and providing you with a stated return only in the form of dividends.

            o You will receive a letter of transmittal as soon as practicable after the Effective Date of the Reorganization. The letter of transmittal will contain instructions on how to surrender your certificate(s) to PBA for your shares of Preferred Stock and Cash Payment in lieu of a fractional share, if any. You will not receive your certificate for your shares of Preferred Stock and Cash Payment until you surrender your outstanding certificate(s) to PBA together with a completed and executed copy of the letter of transmittal. Please do not send your certificates until you receive your letter of transmittal. All cash amounts owed to you will be subject to applicable federal income tax withholding and state abandoned property laws. You will not receive any interest on Cash Payments owed to you as a result of the Reorganization.

RECOMMENDATION OF THE BOARD OF DIRECTORS; FAIRNESS OF THE REORGANIZATION

The Board unanimously approved the Reorganization, believes that the Reorganization, including (i) the cash payment to our shareholders who own less than five (5) shares, and our other shareholders who will receive a Cash Payment in lieu of a fractional share of Preferred

Stock, in the amount of $710 per Pre-Conversion Share, (ii) the conversion of the remaining shares of each five (5) shares of Common Stock owned by a shareholder into one (1) share of a newly-authorized class of non-voting Preferred Stock, and (iii) the authorization and issuance of the Membership Common, is fair to and in the best interests of the Company and our shareholders, and the Board unanimously recommends approval of the Reorganization by our shareholders at the Special Meeting. The Board considered the following substantive factors in deciding to recommend that shareholders vote "FOR" the adoption and approval of the Reorganization at the Special
Meeting:

            o Our Board's belief that the Reorganization is the superior transaction alternative to PBA and our shareholders as described under "BACKGROUND, PURPOSE, STRUCTURE AND EFFECT OF THE REORGANIZATION - Purposes of and Reasons for the Reorganization" beginning on page 24 and "SPECIAL FACTORS - Alternatives Considered" beginning on page 35.

            o Anticipated reductions in the expenses of compliance with the reporting requirements of the Exchange Act. See "BACKGROUND, PURPOSE, STRUCTURE AND EFFECT OF THE REORGANIZATION - Purposes of and Reasons for the Reorganization" beginning on page 24.

            o The terms of the Reorganization, including the Cash Payment to our shareholders who own less than five (5) Pre-Conversion Shares, and our other shareholders who would otherwise receive a fractional share of Preferred Stock, of $710 per Pre-Conversion Share. That price is the book value of each Pre-Conversion Share of Common Stock as of September 30, 2003. Pursuant to the Bylaws, the book value of each share is the purchase price of each share upon the occurrence of certain events and has book value has been the historic value of the shares. The price of our Common Stock is set by our Board and is based on our book value per share as of the end of the preceding fiscal quarter, or as of a more recent date if the Board deems advisable.

            o There is no trading market for our Common Stock, and no such market is expected to develop. We do not intend to apply, and we are not obligated to apply, for listing of our Common Stock on any securities exchange or automated quotation system.

            o Our long-standing mission of helping our Members compete with larger chain pharmacies.

            o We are a Member-based organization. Our operations are similar to a cooperative in that our customers are our Members and we pay patronage rebates to Members based on each Member's purchases and compliance with our programs. Most of our profits are paid to our Members.

            o The fact that we have not realized many of the benefits associated with being a public reporting company, such as enhanced shareholder value and business credibility, due to the lack of a trading market for our Common Stock.

            o The opinion and underlying analysis of Stern Brothers Valuation Advisors that the cash price of $710 per Pre-Conversion Share is fair from a financial point of view to our shareholders who own less than 5 shares and those other shareholders who would otherwise received a fractional share of Preferred Stock.

            o The opinion and underlying analysis of Stern Brothers Valuation Advisors that the fair market value of one (1) share of Preferred Stock is equal to the fair market value of five
                  (5) shares of our Common Stock.

In view of the factors considered by our Board in connection with the evaluation of the Reorganization and the complexity of these matters, our Board did not consider it practicable to, nor did it attempt to, quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision, nor did it evaluate whether these factors were of equal importance. Our Board also received an extensive presentation from, and relied on the experience and expertise of, Stern Brothers Valuation Advisors with respect to the quantitative analysis of the financial terms of the Reorganization to our shareholders. Our Board engaged in a discussion of, among other things, the factors described above, including asking questions of our management and regularly retained legal advisors, and reached the conclusion that the Reorganization was advisable and in the best interests of PBA and our shareholders. In considering the factors described above, individual members of our Board may have given different weight to different factors.

In reaching its conclusions, our Board considered the following negative procedural and substantive factors:

            o The Reorganization is expected to be a taxable transaction for the shareholders to receive cash for their shares as a result of the transaction.

            o Following the Effective Date, the current shareholders will cease to participate as owners of the Company in the future growth of the Company, if any, or benefit from any increases, if any, in the value of the Company, other than their right to Preferential Dividends.

            o The shareholders will not have appraisal or dissenters' rights under Missouri law or our Articles of Incorporation or Bylaws.

We made no provisions to grant the shareholders access to our corporate files or to obtain counsel or appraisal services at our expense. However, subject to specified conditions, Missouri law allows our shareholders to review our relevant books and records of account. Further, as stated above, the Board retained a separate financial advisor to render its opinion as to the fairness of the cash consideration to be paid to the shareholders to receive cash for their shares as a result of the transaction and as to the relative values of the Common Stock and the Preferred Stock.

SPECIAL FACTORS

Alternatives Considered

In making our determination to proceed with the Reorganization, we considered other alternatives. We rejected these alternatives because we believed the Reorganization would be the simplest and most cost-effective manner in which to achieve the purposes described above. These alternatives included:

Other Methods for Aligning the Interests of our Shareholders and Members.

We considered a conversion to a state law cooperative taxed as such for federal income tax purposes. We determined that the restrictions imposed on state law cooperatives taxed as such for federal income tax purposes to be too restrictive and would not permit the Company with the needed flexibility to retain earnings for use in expanding the Company.

We considered imposing a requirement that each of the Members purchase shares of the Company's Common Stock. We determined that this alternative would frustrate our goal to terminate our registration under the Exchange Act, and would cause us to be subject to a myriad of state securities regulation that would further exacerbate the drain on the Company's resources that the Company is experiencing as a result of being a public reporting company.

Other Forms of "Going Private" Transactions.

We considered forms of transactions other than the Reorganization that would make us eligible to terminate the registration of our Common Stock under the Exchange Act. For example, we considered an issuer tender offer to repurchase shares of our outstanding Common Stock. In addition to cost and timing concerns associated with such a structure, the results of an issuer tender offer would be unpredictable due to its voluntary nature.

We also considered, as a possible alternative to the Reorganization, a merger of PBA into a newly-formed corporation, with conversion of the outstanding shares occurring in the same general manner and ratios as in the Conversion. We determined that this alternative was more burdensome than a Reorganization due to constraints imposed by corporate and federal and state securities laws. In addition to these constraints, we did not believe that such an alternative transaction would result in any benefit to shareholders, in terms of consideration to be received, over than that to be received in the Reorganization. For these reasons, we rejected this alternative.

Maintaining the Status Quo.

We also considered whether maintaining the status quo would be a viable alternative to the Reorganization. We determined that the continued undesirable conflict of interest between the shareholders and Members, the costs associated with maintaining our public company status, and the expected increases in these costs in the near term, were not justified, particularly in light of the history, purpose and goals of PBA, our size and resources and the relatively small benefit we believe PBA and our shareholders and members have received as a result of us being a public reporting company. For these reasons, we rejected this alternative.

Material Federal Income Tax Consequences of the Reorganization

Presented below is a general summary of the material federal income tax consequences to our shareholders from the Reorganization. This summary is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change (including retroactive changes) or possible differing interpretations. The discussion below deals only with shares held as capital assets, and does not purport to deal with persons in special tax situations, such as:

            o     a dealer in securities or currencies;

            o a trader in securities that elects to use a mark-to-market method of accounting for its securities holdings;

            o     a bank, an insurance company or other financial institution;

            o     a tax-exempt organization;

            o a person treated as a partnership for U.S. federal income tax purposes or a partner thereof;

            o a person that owns PBA shares that are a hedge or that are hedged against interest rate risks;

            o a person that owns PBA shares as part of a straddle, conversion or other risk reduction transaction for U.S. federal income tax purposes;

            o a person whose functional currency for U.S. federal income tax purposes is not the U.S. dollar; or

            o a person who is not a U.S. citizen or U.S. resident for U.S. federal income tax purposes.

We do not address all of the tax consequences that may be relevant to you. In particular, we do not address:

            o the United States federal income tax consequences to shareholders in, or partners or beneficiaries of, an entity that is a holder of our shares;

            o the United States federal estate, gift or alternative minimum tax consequences of the redemption of our shares; or

            o any state, local or foreign tax consequences of the redemption of our shares.

This discussion is based on the Internal Revenue Code of 1986, as amended, (the "Code"), the Treasury Regulations promulgated under the Code and administrative and judicial interpretations of the Code and the Treasury Regulations, all as of the date of this proxy statement, and all of which are subject to differing interpretations and to change, possibly on a retroactive basis.

YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REORGANIZATION, INCLUDING APPLICABLE FEDERAL, FOREIGN, STATE AND LOCAL TAX CONSEQUENCES TO YOU OF THE TRANSACTIONS CONTEMPLATED BY THE REORGANIZATION IN LIGHT OF YOUR OWN PARTICULAR CIRCUMSTANCES.

The receipt by a shareholder of cash in lieu of fractional shares of new Preferred Stock pursuant to the Reorganization will be a taxable transaction for federal income tax purposes under the United States Internal Revenue Code of 1986, as amended (the "Code").

Under Section 302 of the Code, a shareholder will recognize gain or loss upon receiving cash in lieu of fractional shares of the new Preferred Stock pursuant to the Reorganization if:

            o the Reorganization results in a "complete redemption" of all of the shares held by a shareholder immediately prior to the Reorganization;

            o the receipt of cash is "substantially disproportionate" with respect to the shareholder; or

            o the receipt of cash is "not essentially equivalent to a dividend" with respect to the shareholder.

These three tests are applied by taking into account not only shares that a shareholder actually owns, but also shares that the shareholder constructively owns pursuant to Section 318 of the Code, as described below.

If any one of the three tests is satisfied, the shareholder will recognize gain or loss on the difference between the amount of cash received by the shareholder pursuant to the Reorganization and the tax basis in the redeemed shares held by such shareholder immediately prior to the Reorganization. Provided that these shares constitute a capital asset in the hands of the shareholder, this gain or loss will be long-term capital gain or loss if the eligible shares are held for more than one year and will be short-term capital gain or loss if such shares are held for one year or less.

Under the constructive ownership rules of Section 318 of the Code, a shareholder is deemed to constructively own shares owned by certain related individuals and entities in addition to shares directly owned by the shareholder. For example, an individual shareholder is considered to own shares owned by or for his or her spouse and his or her children, grandchildren and parents

("family attribution"). In addition, a shareholder is considered to own a proportionate number of shares owned by estates or certain trusts in which the shareholder has a beneficial interest, by partnerships in which the shareholder is a partner, and by corporations in which 50% or more in value of the stock is owned directly or indirectly by or for such shareholder. Similarly, shares directly or indirectly owned by beneficiaries of estates of certain trusts, by partners of partnerships and, under certain circumstances, by shareholders of corporations may be considered owned by these entities ("entity attribution"). A shareholder is also deemed to own shares that the shareholder has the right to acquire by exercise of an option.

The receipt of cash by a shareholder pursuant to the Reorganization will result in a "complete redemption" of all of the shareholders shares held immediately prior to the Reorganization as long as the shareholder does not constructively own any shares of new Preferred Stock immediately after the Reorganization. However, a shareholder may qualify for gain or loss treatment under the "complete redemption" test even though such shareholder constructively owns shares of new Preferred Stock provided that (1) the shareholder constructively owns shares of new Common Stock as a result of the family attribution rules (or, in some cases, as a result of a combination of the family and entity attribution rules), and (2) the shareholder qualifies for a waiver of the family attribution rules (such waiver being subject to several conditions, one of which is that the shareholder has no interest in PBA immediately after the Reorganization, including as an officer, director or employee, other than an interest as a creditor).

It is anticipated that most shareholders who receive cash in lieu of fractional shares pursuant to the Reorganization will qualify for capital gain or loss treatment as a result of satisfying the "complete redemption" requirements. However, if the constructive ownership rules prevent compliance with these requirements, such shareholder may nonetheless qualify for capital gain or loss treatment by satisfying either the "substantially disproportionate" or the "not essentially equivalent to a dividend" requirements. In general, the receipt of cash pursuant to the Reorganization will be "substantially disproportionate" with respect to the shareholder if the percentage of voting power of Common Stock owned by the shareholder immediately after the Reorganization is less than 80% of the percentage of shares directly and constructively owned by the shareholder immediately before the Reorganization (giving effect to the difference in number of outstanding shares due to the Reorganization). Alternatively, the receipt of cash pursuant to the Reorganization will, in general, be "not essentially equivalent to a dividend" if the Reorganization results in a "meaningful reduction" in the shareholders proportionate interest in PBA.

If none of the three tests described above is satisfied, the shareholder will be treated as having received a taxable dividend in an amount equal to the lesser of the cash received by the shareholder pursuant to the Reorganization or the shareholder's allocable share of PBA's earnings and profits, with no offset for the shareholder's tax basis in the redeemed shares.

The receipt of shares of Preferred Stock pursuant to the Reorganization by owners of five (5) or more shares will be a non-taxable transaction for federal income tax purposes. Accordingly, a holder of five (5) or more shares who receives shares of Preferred Stock will not recognize gain or loss, or dividend income, as a result of the Reorganization with respect to the shares of Preferred Stock received (but, as described above, cash received in lieu of a fractional share of stock will be a taxable transaction to the extent of such cash received). In addition, the basis and holding period of such shareholder's shares prior to the Reorganization will generally carry over as the basis and holding period of such shareholder's shares of PBA resulting from the Reorganization, except to the extent of cost basis allocable to any fractional shares which are redeemed and taxed as a sale or exchange.

Under the 2003 Tax Act, qualifying dividends and net long term capital gains of noncorporate taxpayers are generally taxed at a maximum rate of 15%. As before, net capital losses for a tax year cannot generally be offset against other income, but may be carried forward (and carried back in the case of certain corporate shareholders).

No ruling has been or will be obtained from the Internal Revenue Service in connection with the Reorganization.

Non-corporate shareholders of PBA may be subject to backup withholding at a rate of 28% on cash payments received in the Reorganization. Backup withholding will not apply, however, to a shareholder who (1) furnishes a correct taxpayer identification number and certifies that he or she is not subject to backup withholding on the substitute Form W-9 included in the letter of transmittal,
(2) who provides a certificate of foreign status on an appropriate Form W-8, or
(3) who is otherwise exempt from backup withholding. A shareholder who fails to provide the correct taxpayer identification number on Form W-9 may be subject to a $50 penalty imposed by the Internal Revenue Service.

The preceding discussion is intended only as a summary of the material United States income tax consequences of the Reorganization and does not purport to be a complete analysis or discussion of all potential tax effects relevant to the Reorganization. Again, our shareholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Reorganization, including tax return reporting requirements, the applicability and effect of foreign, federal, state, local and other applicable tax laws and the effect of any proposed changes in the tax laws.

Changes in Management Team

Following the Reorganization, we will continue to conduct our business in the same manner as presently conducted, except as noted below. Our executive officers will not change immediately following the Reorganization.

Conduct of the Business after the Reorganization

Management is presently considering additional transactions to propose to the shareholders following the Reorganization, including consolidating its operations with other cooperative types of businesses to offer more services and products to its members to remain competitive and it is anticipated that the resulting operations would function better if the surviving company was not publicly-traded and if control of the Company is vested in the Members. We believe there are significant advantages in becoming a private company, and we plan to avail ourselves of any opportunities we may have as a private company, including entering into any arrangements or transactions we deem appropriate. We do not presently have the intent to enter into any such arrangement or transaction nor are we in substantive negotiations with respect to any such arrangement or transaction, there exists the possibility that we may enter into such an arrangement in the future and our shareholders after the Reorganization may receive payment for their shares in any such arrangement or transaction lower than, equal to or in excess of the amount paid to the shareholders to receive cash for their shares as a result of the Reorganization.

Other than as described in this proxy statement, we do not have any current plans or proposals to effect any extraordinary corporation transaction, such as a merger, reorganization or liquidation; a sale or transfer of any material amounts of our assets; a change in our Board or management; a material change in our indebtedness or capitalization; or otherwise effect any material change in our corporate structure or business.

Source of Funds and Expenses

We estimate that approximately $1,050,000 will be required to make the cash payment to the shareholders to receive cash for their shares as a result of the transaction. We intend to pay for such shares with the available cash of the Company.

Additionally, we will pay all of the expenses related to the Reorganization. We estimate that these expenses will be as follows:

            SEC filing fees                $  1,000
            Legal fees                       50,000
            Accounting fees                   1,000
            Financial Advisory Fees          49,500
            Printing and mailing costs        3,000
            Other                             5,000
                                           --------

            Total                          $109,500
                                           ========

Dissenters' and Appraisal Rights

Under the General and Business Corporation Law of Missouri and our Articles of Incorporation and Bylaws, our shareholders do not have the right to dissent from the Reorganization and to receive the fair value of their shares in cash because an amendment to our Articles of Incorporation to effect the Reorganization is not a corporate action for which shareholders are entitled to dissenters' rights.

OPINION  OF  FINANCIAL  ADVISOR

Stern Brothers Valuation Advisors has acted as the financial advisor to the Board with respect to rendering an opinion as to the fairness of the Reorganization to the shareholders of PBA from a financial point of view. Stern Brothers Valuation Advisors is an independent investment banking firm with offices in Kansas City, Missouri whose business includes rendering advisory services in connection with mergers and acquisitions and corporate financings, including rendering fairness opinions in connection therewith, and advising clients with respect to equity and fixed income investments.

Stern Brothers Valuation Advisors received a fee paid by PBA in the amount of $49,500 plus reimbursement of expenses in connection with the fairness opinion. There are no other current arrangements to compensate Stern Brothers Valuation Advisors, its affiliates or unaffiliated representatives for any services rendered to PBA, its affiliates, directors or executive officers.

No limitations were imposed by our Board or the Company upon Stern Brothers Valuation Advisors in rendering its opinion.

Stern Brothers Valuation Advisors delivered its oral opinion to the Board on October 14, 2003 and January 21, 2004 as to the fairness of the Reorganization to the shareholders to receive cash for their shares as a result of the transaction and the equality in value of five shares of Pre-Conversion Common Stock and one share of Post-Conversion Preferred Stock. Stern Brothers Valuation Advisors' opinion is that, as of January 21, 2004 and based upon and subject to the factors and assumptions set forth therein, the cash consideration to be paid to the shareholders to receive cash for their shares as a result of the transaction in the Reorganization is fair, from a financial point of view, to the shareholders to receive cash for their shares as a result of the transaction and five shares of Pre-Conversion Common Stock are equal to one (1) share of Preferred Stock. Such oral opinion was followed by delivery of the written fairness opinion.

Stern Brothers Valuation Advisors' opinion, which sets forth the assumptions made, matters considered and scope of limitations of the review undertaken and the procedures followed by Stern Brothers Valuation Advisors, is attached hereto as Appendix B and is incorporated herein by reference. PBA's shareholders are urged to read this opinion carefully and in its entirety for the assumptions made, matters considered and limits of the review by Stern Brothers Valuation Advisors. The summary of the opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion.

Stern Brothers Valuation Advisors' opinion is directed only to (i) the fairness, from a financial point of view, of the Reorganization to shareholders to receive cash for their shares as a result of the transaction, and (ii) the equality in value of five (5) shares of Pre-Conversion Common Stock and one (1) share of Preferred Stock. It does not address any other aspect of the fairness of the Reorganization or the underlying business decision of our Board to effect the Reorganization or constitute a recommendation to any PBA shareholder as to any matter. Stern Brothers Valuation Advisors has not been asked to consider, and Stern Brothers Valuation Advisors' opinion does not address, the relative merits of the Reorganization as compared to any alternative business strategy that may exist for PBA.

The Board requested that Stern Brothers Valuation Advisors make an oral presentation to our full Board of Directors. In the presentation, Stern Brothers Valuation Advisors explained that its opinion was limited to an examination of the fairness of the Reorganization from a financial point of view to the shareholders to receive cash for their shares as a result of the transaction and the equality in value of five shares of Pre-Conversion Common Stock and one share of Post-

Conversion Preferred Stock and that its opinion was not an appraisal or valuation of PBA or our Common Stock.

Stern Brothers Valuation Advisors' presentation included an overview of PBA and our current prospects and characteristics, which had previously been identified to Stern Brothers Valuation Advisors by our management. In its presentation, Stern Brothers Valuation Advisors noted to the Board that it considered certain limitations of owning stock in PBA including the lack of marketability, Bylaw restrictions as to transferability of the stock, the right of first refusal by PBA, inability to pledge stock as security for a loan, voting right limitations, dividend policy and history of book value as a basis for stock transactions.

The following is a summary of the significant analyses performed by Stern Brothers Valuation Advisors in connection with its fairness opinion:

Selected Comparable Public Company Analysis. Using publicly available information, Stern Brothers Valuation Advisors compared selected historical and forecasted financial, operating and market comparison data of PBA to the corresponding data of certain publicly traded health, drug and pharmaceuticals companies that Stern Brothers Valuation Advisors deemed to be relevant to PBA.

Such comparable companies were AmerisourceBergen Corporation, Cardinal Health, Inc., D&K Healthcare Resources, Inc., DrugMax, Inc., Henry Schein, Inc., McKesson Corporation and Moore Medical Corp. (collectively, the "guideline companies").

Compared to the median guideline company ratios, as of September 30, 2003, we had a lower current ratio (1.41x compared to 1.65x), a slower collection period (19.40 days compared to 18.81 days), a higher inventory turnover (20.05x compared to 8.49x) and greater revenues relative to assets (9.18x compared to 4.25x). Our interest coverage ratios were substantially better than the median for the guideline companies. We were similarly leveraged compared to the median for the guideline companies (equity to assets of .35). We also had a lower return on revenues compared to the median for the guideline companies (.63% compared to .89%) and higher returns on equity (16.62% compared to 12.05%). We are forecasting slower growth in earnings compared to the median for the guideline companies and have historically grown faster than the guideline companies.

The median guideline company price to LTM earnings ratio was 15.18x and the price to book value ratio was 1.62x as of October 2, 2003. The price to LTM earnings ratio for PBA was 5.83x and the price to book value ratio was 1.0x. In comparing the pricing relationships between the guideline company multiples and us, consideration was given to certain limitations of owning stock in our Company including the lack of marketability, Bylaw restrictions as to transferability of the stock, the right of first refusal by the Company, inability to pledge stock as security for a loan, voting right limitations, dividend policy and history of book value as a basis for stock transactions.

Analysis of the results of the foregoing necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors which could affect the public trading value of the companies to which PBA is compared. Mathematical analysis (such as determining the mean or median) is not, in itself, a meaningful method of using comparable company data.

Discounted Future Returns Method. Stern Brothers Valuation Advisors used a dividend discount model to estimate the stream of dividends that PBA would distribute to stockholders (none). In this analysis, Stern Brothers assumed that PBA performed in accordance with the earnings estimates provided to Stern Brothers by our management. Stern Brothers estimated the terminal value for PBA common stock at 13.5x fiscal 2007 estimated net income. The amount of dividends and terminal value were then discounted to present value using a 24% discount rate chosen to reflect a required rate of return for an investment in PBA. This analysis was based upon estimates provided by our management. Management's estimates are based upon various factors and assumptions, many of which are beyond the control of PBA. As indicated above, this analysis is not necessarily indicative of actual future results and does not purport to reflect the price at which securities may trade at the present or at any time in the future.

Capitalized Returns Method. Stern Brother Valuation Advisors used a capitalized returns method in evaluating the common stock of PBA. An earnings base using the last twelve months weighted average of earnings for PBA was computed. The earnings base was then capitalized by multiplying the earnings base by the long-term earnings growth rate of PBA of 10% and dividing by the equity discount rate of 24% minus the growth rate of 10%.

Underlying Asset Method. Stern Brothers Valuation Advisors used the underlying asset method to arrive at an indicated value of the common stock of PBA. There were no adjustments made to the balance sheet in arriving at the value for PBA under this method. The indicated value of the business is determined by subtracting the assets from the liabilities for PBA resulting in stockholders' equity.

The summary of Stern Brothers Valuation Advisors' opinion set forth above does not purport to be a complete description of the data or analyses presented by Stern Brothers Valuation Advisors The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analysis or summary description. Accordingly, Stern Brothers Valuation Advisors believes that its analysis must be considered as a whole and that considering any portion of such analysis and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the opinion. In its analyses, Stern Brothers Valuation Advisors made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of PBA. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth therein. Accordingly, such estimates are inherently subject to substantial uncertainty and neither PBA nor Stern Brothers Valuation Advisors assumes responsibility for the accuracy of such analyses and estimates. In addition, analyses relating to the value of businesses do not purport to be appraisals or to reflect the prices at which businesses may actually be sold.

With respect to projections and estimates of future revenue and operating costs for PBA, each as prepared by PBA, upon the advice of PBA, Stern Brothers Valuation Advisors assumed that such projections and estimates have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of PBA's management as to the future performance of PBA, and that PBA will perform substantially in accordance with such projections and estimates.

In connection with rendering its opinion, Stern Brothers Valuation Advisors reviewed and analyzed certain information relating to PBA, including certain publicly available business and financial information relating to PBA, certain internal financial statements, asset valuations and related information of PBA prepared by the management of PBA and other financial and operating information concerning the business, assets and operations of PBA provided to Stern Brothers Valuation Advisors by the management of PBA, including, but not limited to, pro-forma financial and operating budgets, analyses, forecasts, and certain estimates of asset values prepared by PBA. Stern Brothers Valuation Advisors also discussed with members of the senior management of PBA the past and current business operations, financial condition and future prospects of the company, as well as other matters believed to be relevant to its analysis. Further, Stern Brothers Valuation Advisors considered such other information, financial studies, analyses and investigations and financial, economic and market criteria that Stern Brothers Valuation Advisors deemed relevant to its analysis. Stern Brothers Valuation Advisors' opinion is based on market, economic and other conditions and circumstances involving PBA and its industry, as they existed on the date of its opinion and which, by necessity, can only be evaluated by Stern Brothers Valuation Advisors on that date. Stern Brothers Valuation Advisors assumed no responsibility to update or revise its opinion based upon events or circumstances occurring after the date thereof.

In conducting its review and arriving at its opinion, Stern Brothers Valuation Advisors relied upon and assumed the accuracy and completeness of all of the financial and other information provided to or discussed with Stern Brothers Valuation Advisors by PBA or otherwise publicly available, and assumed that there were no material changes in PBA's business operations, financial condition, assets, liabilities or prospects since the respective dates of such information. Stern Brothers Valuation Advisors did not independently verify this information, nor did Stern Brothers Valuation Advisors have such information independently verified. Stern Brothers Valuation Advisors did not conduct a physical inspection of any of the assets or properties of PBA, nor did Stern Brothers Valuation Advisors make or obtain any independent evaluation or appraisals or any such assets or properties.

ADDITIONAL INFORMATION REGARDING THE REORGANIZATION

Schedule 13E-3

We have filed a Rule 13e-3 Reorganization Transaction Statement on Schedule 13E-3 under the Exchange Act with respect to the Reorganization. The Schedule 13E-3 contains additional information about the Company and the Reorganization. Copies of the Schedule 13E-3 are available for inspection and copying at the principal executive offices of the Company during regular business hours by any interested shareholder of the Company, or a representative who has been so designated in writing, and may be inspected and copied, or obtained by mail, by written request directed to Donald E. Raby II at PBA, 1575 N. Universal Avenue, Kansas City, Missouri 64120, telephone (816) 245-5700.

Certain Relationships and Related Transactions

During the past two years our affiliates have not engaged in any material transactions involving PBA except to purchase goods and services from PBA as Members of PBA in the normal course of business.

We believe that all of the foregoing transactions were on terms no less favorable than would have been received at the time of the transaction if transacted with unaffiliated third parties. Any future transactions between PBA and its officers and directors, principal shareholders and affiliates, will be approved by a majority of the Board. These future transactions will be on terms no less favorable to PBA than could be obtained from unaffiliated third parties.

Security Ownership of Certain Beneficial Owners and Management

                                                                                               Percent of Preferred
                                                Number of Shares of     Percent of Common       Stock Outstanding
                                                   Common Stock               Stock                 after the
Name and Address of Beneficial Owner (1)        Beneficially Owned         Outstanding            Reorganization
----------------------------------------        ------------------         -----------            --------------
Michael Burns ............................               204                   2.14%                  3.40%

Nick Smock ...............................                 1                      *                      0%

Donald Raby ..............................                 1                      *                      0%

Gene Forrester ...........................                88                      *                   1.40%

James Erickson ...........................               436                   4.58%                  7.40%

Charles Miller ...........................                28                      *                    .40%

John Raniero .............................                64                      *                   1.00%

Phil Rozell ..............................                48                      *                    .80%


Quincy Stephenson ........................                20                      *                    .30%

Carlos Solis .............................                 4                      *                      0%

David Dubose .............................                20                      *                    .30%

Clark Balcom .............................                 1                      *                      0%

Robert Breaman ...........................                 1                      *                      0%

All of our directors and executive
officers as a group (13 persons) .........               922                   9.60%                 15.20%

----------

*     Less than 1%.

(1) The address for each of these shareholders is c/o Pharmacy Buying Association, Inc., 1575 N. Universal Avenue, Suite 100, Kansas City, Missouri 64120.

(2) Based on 7,338 shares of common stock outstanding as of September 30, 2003.

Market for Common Stock

Our Common Stock is not traded on any market. Rather, the only market for our shares has been the purchase by PBA from its shareholder at a price based on book value. The following table lists high and low sales prices of our Common Stock for the periods indicated.

                                  COMMON STOCK

PERIOD                               HIGH                 LOW

1st Quarter 2001                     $325                $250
2nd Quarter 2001                     $325                $325
3rd Quarter 2001                     $325                $325
4th Quarter 2001                     $325                $325

                                  COMMON STOCK

PERIOD                               HIGH                 LOW

1st Quarter 2002                     $325                $325
2nd Quarter 2002                     $446                $446
3rd Quarter 2002                     $490                $446
4th Quarter 2002                     $567                $490

                                  COMMON STOCK

PERIOD                               HIGH                 LOW

1st Quarter 2003                     $584                $567
2nd Quarter 2003                     $584                $584
3rd Quarter
through September 30, 2003           $584                $584

As of September 30, 2003 there were approximately 536 holders of record of our Common Stock and approximately 0 beneficial owners.

Dividend Policy

PBA has never paid any cash dividends and anticipates that, except as described in "ADDITIONAL INFORMATION REGARDING THE REORGANIZATION" AND "CHANGES IN MANAGEMENT TEAM AND CONDUCT OF THE BUSINESS AFTER THE REORGANIZATION," for the foreseeable future all earnings, if any, will be retained to finance growth and to meet working capital requirements or distributed to our Members who purchase goods and services from us in the form of patronage rebates.

SELECTED HISTORICAL FINANCIAL DATA

Financial Statements

Our audited financial statements for our last two fiscal years are included in our annual report on Form 10-K which accompany this proxy statement and our unaudited balance sheets, comparative year-to-date income statements and related earnings per share data, statements of cash flows and comprehensive income for the nine months ended September 30, 2003 are included in our quarterly report on Form 10-Q, as amended, that accompanies this proxy statement.

Book Value Per Share

Our book value per share of our Common Stock at September 30, 2003, was $710.

ITEM 2. OTHER BUSINESS

Management does not intend to bring any other business before the Special Meeting and has not been informed that any other matters are to be presented by others. If, however, any other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to the discretionary authority granted in the proxy in accordance with their best judgment on such matters. The discretionary authority includes matters that our Board of Directors does not know are to be presented by others.

WHERE YOU CAN FIND MORE INFORMATION

We file special, quarterly, and current reports, proxy statements and other information with the Securities and Exchange Commission. You can read and copy any materials we file with the SEC at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information about the operation of the SEC's public reference room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. You may request a copy of any of our filings, which we will provide to you at no cost, by writing or telephoning us at the following address and telephone number:

                        Pharmacy Buying Association, Inc.
                          Attention: Donald E. Raby II
                        Pharmacy Buying Association, Inc.
                       1575 N. Universal Avenue, Suite 100
                           Kansas City, Missouri 64120
                                 (816) 245-5700

SHAREHOLDER PROPOSALS

If the Reorganization is not approved, PBA plans to hold its 2004 annual meeting of shareholders in August 2004. Any shareholder who wishes to present a proposal for inclusion in the proxy materials for PBA's 2004 annual meeting must submit the proposal to PBA by not later than March 22, 2004. Shareholder proposals that do not appear in the proxy statement may be considered at the 2004 annual meeting of the shareholders only if written notice of the proposal is received by not later than March 22, 2004, assuming the Company remains subject to the reporting requirements of the Exchange Act. Any shareholder proposals are subject to the requirement of the proxy rules adopted under the Exchange Act.

                                   Appendix A

                                                               STATE OF MISSOURI
                                                  Matt Blunt, Secretary of State

                                                              Corporate Division
                                         P.O. Box 778/600 W. Main Street, Rm 322
                                                        Jefferson City, MO 65102

                     Amendment of Articles of Incorporation
                         (To be submitted in duplicate)

Pursuant to the provisions of the General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

1.    The present name of the Corporation is Pharmacy Buying Association, Inc.

      The name under which it was originally organized was Pharmacy Buying Association, Inc.

2. An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on ___________________________________________, 2004
                                        month/day/year

3.    Article Number III is amended to read as follows:

      See Attachment A.

   (If more than one article is to be amended or more space is needed attach additional pages)

4. Of the 7,338 shares outstanding, 536 of such shares were entitled to vote on such amendment.

      The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

             Class                    Number of Outstanding Shares

         Common Stock                 7,338 (536 of which were entitled to vote)

5.    The number of shares voted for and against the amendment was as follows:

             Class                    No. Voted For            No. Voted Against

         Common Stock                 XXXX                     XXXX

6. If the amendment changed the number or par value of authorized shares having a par value, the amount in dollars of authorized shares having a par value as changed is:

      $_____________

      If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

      N/A

7. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

      See Attachment A.

IN WITNESS WHEREOF, the undersigned,               President
                                    --------------------------------------------
                                                  President or

                                       has executed this instrument and its
--------------------------------------
         Vice President

               Secretary              had affixed its corporate  seal hereto and
-------------------------------------
  Secretary or Assistant Secretary

attested said seal on
                     -----------------------------------------------------------
                                             month/day/year

            Place
       CORPORATE SEAL
             Here
 (If no seal, state "None.")

             "NONE"
                                               Pharmacy Buying Association, Inc.
                                               ---------------------------------
                                                       Name of Corporation
ATTEST:

                                         By
---------------------------------          -------------------------------------
Donald E. Raby II, Secretary                    Nick R. Smock, President and
                                                Chief Executive Officer

State of _________________________)
                                  )
County of ________________________)

      I,___________________________, A Notary Public, do hereby certify that on ______________________ personally appeared before me Nick R. Smock who, being by month/day/year
me first duly sworn, declared that he/she is the President/CEO of Pharmacy Buying Association, Inc. that he/she signed the foregoing documents as President/CEO of the corporation, and that the statements therein contained are true.

      (Notarial Seal or Stamp)      ___________________________________________
                                                    Notary Public

                                    My commission expires ______________________

                                    My County of Commission ____________________

                                  Attachment A

                 Amendment to Restated Articles of Incorporation

                                   ARTICLE III

      The Corporation is authorized to issue two classes of shares to be designated Membership Common and Preferred Stock, respectively. The Corporation is authorized to issue 1,000,000 shares of Membership Common, $0.01 par value (the "Membership Common"), and 50,000 shares of preferred stock (the "Preferred Stock"). The capital stock of the Corporation upon issuance in accordance with this Article III will be fully-paid and non-assessable.

      At the time of the filing of this Amendment to the Restated Articles of Incorporation of the Corporation (the "Articles of Incorporation") with the Secretary of State of the State of Missouri (the "Effective Date"), each five
(5) shares of Common Stock of the Corporation (the "Pre-Conversion Shares"), either issued and outstanding or held by the Corporation as treasury stock immediately prior to the Effective Date shall automatically, without any action on the part of the respective holders thereof, be reclassified and changed (the "Conversion") into one (1) fully-paid and non-assessable share of Series A Preferred (as defined below) (the "Post-Conversion Shares"), and each stock certificate that, immediately prior to the Effective Date, represented Pre-Conversion Shares shall, from and after the Effective Date, and without the necessity of presenting the same for exchange, represent such number of Post-Conversion Shares, whether or not any or all of the certificates for shares of Pre-Conversion Stock, dated prior to the Effective Date shall have been surrendered or new certificates evidencing Post-Conversion Shares have been issued. Notwithstanding the foregoing, no fraction of a share of Post-Conversion Shares shall be issued to any shareholder by virtue of the Conversion, but in lieu thereof, each holder of Pre-Conversion Shares who would otherwise be entitled to a fraction of a single Post-Conversion Share (after aggregating all fractional shares of Post-Conversion Shares to be received by such holder) shall receive from the Corporation a cash payment on the basis of the sum of $710 per Pre-Conversion Share.

      The relative rights, preferences and limitations of the shares of each class, shall be as follows:

                                    SECTION I
                                Preferred Shares

      1. Designation of Preferred Series. The Preferred Stock authorized by these Articles of Incorporation shall be issued from time to time in series. Except with respect to the shares of its Preferred Stock designated as Series A Preferred (as defined below) and subject to the limitations contained in this
Article III (including, specifically paragraph 8.2 below), the board of directors is authorized to determine and alter preferences, privileges and restrictions granted to, and imposed upon, any series of Preferred Stock with respect to any wholly unissued series of Preferred Stock, and to fix the number of shares of any series of Preferred Stock and the designation of any series of Preferred Stock. The board of directors, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series) the shares of any series subsequent to the issue of shares of that series; provided that, the number of shares of Series A Preferred may not be increased or decreased without the affirmative vote of over fifty percent (50%) of the holders of such shares of Series A Preferred then outstanding. Such board of directors resolutions shall be filed with the Secretary of the State of Missouri as required by law.

            1.1 Specific Designation Preferred. There is hereby initially designated one series of Senior Non-Convertible Preferred Stock, such series being the Series A Preferred Stock, par value $10.00 (herein referred to as the "Series A Preferred"). The number of shares constituting the Series A Preferred shall be 2,000.

      2. Dividends.

            2.1 Right to Dividends. Subject to paragraph 2.2 immediately below, the holders of the Preferred Stock shall be entitled to receive out of any funds of the Corporation at the time legally available for the declaration of dividends, as and when declared by the Board of Directors, cumulative preferential dividends, at the rate of 25% times 1.50% ("Percentage Rate") above the higher of the 1 year or 10 year constant maturity treasury rate as published by the Federal Reserve Bank of Kansas City ("CMT Rate") as of the first day of each quarter times $3,550 per share. The Percentage Rate of 1.5% shall be increased to 2.5% as of April 1, 2009, 3.5% as of April 1, 2014, and 4.5% as of 2019. Notwithstanding the foregoing, the amount of 25% times the Percentage Rate above the CMT rate shall not exceed 3% per quarter or be less than 1% per quarter (the "Collar"). Such dividends are cumulative from and after the date of issuance of such shares (the "Preferential Dividends"). Preferential Dividends shall be payable in cash or cumulate quarterly on March 31, June 30, September 30 and December 31 of each year.

            2.2 Junior Securities. No cash dividends shall be paid on any share of capital stock of the Corporation which is junior to the Series A Preferred with respect to redemption rights, liquidation preference or otherwise, including the Membership Common (collectively, the "Junior Securities"), unless and until all accrued and unpaid Preferential Dividends on the Series A Preferred have been paid to the holders of the Series A Preferred.

      3. Liquidation Rights.

            3.1 Preferred Stock. If the Corporation shall be liquidated, dissolved or wound up, the holders of the then outstanding Series A Preferred shall have a preference against the assets of the Corporation available for distribution to the holders of the Corporation's Junior Securities, whether now or hereafter authorized, including Membership Common, equal to three thousand five hundred fifty dollars ($3,550) per share plus all accrued and unpaid Preferential Dividends (the "Preferential Value"). If the assets of the Corporation are insufficient to permit the payment of the full Preferential Value to the holders of Series A Preferred, then the entire assets of the Corporation shall be distributed ratably among the holders of Series A Preferred up to the full amount of the Preferential Value then due on the Series A Preferred.

            3.2 Junior Securities. After distribution of the Preferential Value payable on the Series A Preferred (and any other shares of Preferred Stock of the Corporation outstanding) any remaining assets of the Corporation shall be distributed among the holders of the Junior Securities, consistent with the liquidation preferences, if any, attributable to such Junior Securities.

            3.3 Liquidation Preference Event. The (i) transfer or other conveyance in any transaction or series of related transactions of all or substantially all of the Corporation's assets (or the assets of any subsidiary if such subsidiary would meet the definition of "Significant Subsidiary" as such term is defined in Rule 1-02(w) of Regulation S-X of the Securities and Exchange Commission, hereinafter a "Subsidiary"), (ii) consolidation or merger of the Corporation or any Subsidiary with any other entity (except for a Permitted Acquisition Transaction (as defined below)), or (iii) reclassification, or other change of any stock, or any recapitalization of the Corporation or any Subsidiary which adversely affects the Series A Preferred, shall be deemed to be a liquidation, dissolution or winding up within the meaning of this paragraph 3 and the holders of the Series A Preferred shall, at their option, immediately be entitled to receive the Preferential Value in exchange for their shares of Series A Preferred.

      For purposes of this paragraph 3.3, a "Permitted Acquisition Transaction" is the merger or consolidation of the Corporation or a sale of all or substantially all of the assets of the Corporation which (i) is approved by at least a majority of the members of Corporation's board of directors; (ii) involves the issuance of voting securities of the acquiring corporation (or its affiliate) to the Corporation or to the holders of the Membership Common and
(iii) results in the survival of or express assumption by the corporation which issues the voting securities pursuant to clause (ii) immediately above (the "Surviving Corporation") of all provisions in these Articles of Incorporation relating to and governing the Series A Preferred.

      4. Redemption or Exchange.

            4.1 Restrictions on Redemption, Exchange, etc. The Corporation shall have the right to purchase, call, redeem, exchange or otherwise acquire for value any or all of the shares of Series A Preferred from any holder of the Series A Preferred.

            4.2 Exchange of Series A Preferred. The Corporation may, at its option, elect to exchange each share of outstanding Series A Preferred, in whole or in part, for three thousand five hundred fifty dollars ($3,550) per share plus all accrued plus unpaid Preferential Dividends owing to each holder of the Series A Preferred, in exchange for cash or Senior Subordinated Notes of the Corporation (the "Notes") or both.

            4.3 Form and Terms of Notes. The Notes, if issued upon exchange for the Series A Preferred, shall (i) bear interest at the Prime Rate plus 1%, with adjustment to the Prime Rate being made quarterly based on calendar quarters, as set forth in the Midwestern Edition of the Wall Street Journal as of the Redemption Date, with such interest being payable as of each anniversary of the Redemption Date, (ii) amortize principal on a ten (10) year basis commencing as of each anniversary following the third anniversary of the date of the Redemption Date and (iii) mature, with all unpaid principal and interest thereon being immediately due and payable, on the tenth anniversary of the Redemption Date.

            4.4 Exchange Notice. In the event the Corporation exercises its option to exchange the shares of Series A Preferred for cash, Notes or both pursuant to this paragraph 4, then the Corporation shall at least 30 calendar days prior to the Exchange Date mail written notice (the "Exchange Notice"), postage prepaid, to the holder of record of Series A Preferred for which the Corporation has elected to redeem the holder's Series A Preferred shares at the address last shown on the records of the Corporation for such holder. The Exchange Notice shall state:

      (i) That all or part of the holder's shares of Series A Preferred are to be exchanged for cash, Notes or a combination of both pursuant to these Articles of Incorporation; and

      (ii) The time and date ("Exchange Date"), manner in and place at, which the holders of the Series A Preferred are to surrender to the Corporation the certificate or certificates representing the shares of Series A Preferred to be exchanged on the Exchange Date.

            The exchange of Notes for shares of Series A Preferred shall be deemed to automatically occur on the Exchange Date as set forth in the Exchange Notice, notwithstanding the fact that any surrender or exchange in accordance with the Exchange Notice is subsequently determined to be incomplete.

            4.5 Surrender of Stock. On the Exchange Date, each holder of Series A Preferred who has received an Exchange Notice shall surrender the certificate or certificates representing such shares of Series A Preferred to the Corporation in the manner and at the place designated in the Exchange Notice, and thereupon the cash or Notes (or a combination of both at the option of the Corporation) shall be paid or issued in the name and to the order of the person (defined for purposes of this Article III as any individual, corporation, limited liability company, partnership, trust, unincorporated association, or other legal entity) whose name appears on such certificate or certificates of Series A Preferred so surrendered as the owner thereof, and each surrendered Series A Preferred certificate shall be canceled and retired.

            4.6 Deposit of Notes and Cash. With respect to any shares of Series A Preferred not surrendered on the Exchange Date, the Corporation shall on such Exchange Date deposit the cash and/or Notes relating to such shares with the treasurer of the Corporation to be held in trust, with instructions and authority to the treasurer of the Corporation to issue the cash and/or Notes after the Exchange Date to the holder of the Series A Preferred upon the surrender of their share certificates. The deposit shall constitute full payment for the shares to their holder, and from and after the Exchange Date the shares of Series A Preferred owned by the holder shall be deemed to be exchanged and no longer outstanding, and the holder thereof shall cease to be a stockholder with respect to such shares and shall have no rights with respect thereto, except the right to receive from the treasurer of the Corporation the cash and/or the issuance of the Notes upon surrender of their certificates therefore.

      5. Conversion of Series A Preferred. The holders of the Series A Preferred shall have no conversion rights.

      6. Voting Rights. The holders of Series A Preferred shall have no voting rights except as set forth herein and shall not be entitled to notice of or attend any meeting of the other shareholders of the Corporation.

      7. Preemptive Rights. No holder of shares of any series of preferred shares, as such, including holders of the Series A Preferred, shall be entitled as a matter of right to subscribe for or purchase any part of any new or additional issue of shares, or securities convertible into shares of any kind whatsoever, whether now or hereafter authorized, and whether issued for cash, property, services, by way of dividends, or otherwise.

      8. Covenants.

            8.1 No Impairment. So long as the Series A Preferred shall be outstanding, the Corporation shall at all times in good faith assist in carrying out all of the terms of these Articles of Incorporation and shall not amend the Articles of Incorporation or participate in any action or engage in any transaction, for the purpose of avoiding or seeking to avoid the observance or performance of, any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the rights of the holders of the Series A Preferred from impairment.

            8.2 Capitalization. The Corporation shall not, without the prior approval of the holders of not less 50% of the outstanding shares of the Series A Preferred:

            (i) Amend or repeal any provision of, or add any provision to the Corporation's Articles of Incorporation or Bylaws if such action would adversely alter or change the preferences, rights, privileges or powers (including the Conversion Price of the Series A Preferred) of, or the restrictions provided for the benefit of, the holders of the shares of the Series A Preferred;

            (ii) Issue capital stock or convertible securities of any class which is preferred or has priority over or parity with the Series A Preferred with respect to dividends, redemption rights, liquidation preference or otherwise; or

            (iii) Redeem or repurchase any Junior Securities, except for repurchases of Membership Common held by members of the Corporation purchasing goods and services from the Corporation pursuant to agreements providing for repurchase of such securities upon certain events, including the termination of membership in the Corporation.

            8.3 Notices. Any notice required by the provisions hereof to be given to the holders of shares of the Series A Preferred shall be delivered either by (i) certified or registered United States mail, return receipt requested, postage prepaid, and addressed to each holder of record at the address of such holder appearing on the books of the Corporation or (ii) facsimile to such facsimile number as provided by an authorized representative of each holder of the Series A Preferred and with a confirmed receipt thereof by such representative. No notice hereunder shall be effective until the actual receipt thereof by the holders of the Series A Preferred.

                                   SECTION II
                                MEMBERSHIP COMMON

      1. Voting. The holders of the Membership Common shall be entitled to vote at all meetings (or consent to actions in lieu of meetings) of the shareholders of the Corporation, or otherwise, in respect to any matter upon which the vote, or the consent in lieu of voting, of the shareholders is taken or required, including without limitaiton, the election of directors or the amendment to these Articles of Incorporation. Each share of Membership Common shall entitle the holder thereof to one vote.

      2. Qualifications. The issuance and sale of each share of Membership Common will be incident to being a Member. One share (and one share only) of Membership Common will be issued and sold to, and be held in the name of, a natural person or entity which owns an independent pharmacy which buys goods and services from or through the Company and becomes a Member of the Company. Every natural person or entity owning an independent pharmacy which buys goods and services from or through the Company will be required to purchase a single share of Membership Common. Only a natural person or an entity which owns an independent pharmacy (as determined by rules and regulations adopted by the Board of Directors of the Company) will be entitled to become a Member and purchase a share of Membership Common. If a Member owns multiple pharmacy locations, such Member may only own one share of Membership Common and shall be entitled to only one vote per share.

      3. Amount and Terms of Purchase. The purchase price for each share of Membership Common shall be an amount and upon such terms and conditions as determined by the Board of Directors of the Corporation.

      4. Par Value. The par value of each share of Membership Common will be one cent ($0.01) per share.

      5. Dividends. No dividends will be payable on the Membership Common.

      6. Transferability. The shares of the Membership Common will not be transferable by a holder and holders will not be entitled to pledge or hypothecate their shares of Membership Common.

      7. Redemption of Shares. The Corporation will be required to redeem shares of Membership Common held by Members who cease to be a Member of the Corporation pursuant to rules and regulations promulgated by the Board of Directors of the Corporation for the consideration paid for such shares by such holder to the Corporation.

      8. Patronage Rebates. A Member holding a share Membership Common will be entitled to receive patronage rebates in amounts determined by the Board based solely upon the purchases of goods and services made by such Member from or through the Corporation;

      9. Liquidation of Corporation. Upon liquidation of the Corporation, any remaining proceeds, after payment of the Preferential Value due to the holders of the Preferred Stock and repayment of the purchase price for Membership Common paid by Members, will be distributed to all individuals or entities which own an independent pharmacy (as determined by rules and regulations adopted by the Board of Directors of the Corporation) that were Members during the prior six-year period based on their patronage over that period upon such rules and regulations adopted by the Board of Directors of the Corporation.

      10. Preemptive Rights. No holder of shares of Membership Common, as such, shall be entitled as a matter of right to subscribe for, or purchase, any part of any new or additional issue of shares, or securities convertible into shares of any kind whatsoever, whether now or hereafter authorized, and whether issued for cash, property, services, by way of dividends, or otherwise.

                                   Appendix B

STERN BROTHERS VALUATION ADVISORS, INC.

________________________________

________________________________

KANSAS CITY, MISSOURI ___________________
OFFICE: (___) ___-____ FACSIMILE: (___) ___-____

================================================================================














                       ---------------------------------
                                FAIRNESS OPINION
                       PHARMACY BUYING ASSOCIATION, INC.

                       ---------------------------------

                                January 16, 2004



















================================================================================

================================================================================

                                TABLE OF CONTENTS

     SECTION A

        Opinion Letter

     SECTION B

        Financial Statements for the Companies

     SECTION C

        Schedule A - Financial Data for the Company

        Schedule A - Selected Publicly Traded Company Comparisons

        Schedule B - Comparisons of Financial Data and Ratios

        Schedule C - Summary of Market Comparison Approach

        Description of Market Guidline Companies

     SECTION D

        Schedule D - Discounted Future Returns Method

        Schedule E - Capitalized Returns Method

     SECTION E

        Schedule F - Underlying Asset Method

     SECTION F

        Schedule G - Initial Public Offerings of Avriable Rate Preferred Stock

        Description of Initial Public Offerings of Avriable Rate Preferred Stock

     SECTION G

        Appraisers' Qualifications

================================================================================

================================================================================










                                    SECTION A

                                 OPINION LETTER

























================================================================================

January 16, 2004

Mr. Nick Smock, Pharm D., MBA
President / CEO
Pharmacy Buying Association, Inc.
1575 N. Universal Avenue, Suite 100
Kansas City, Missouri 64120

Dear Mr. Smock:

      Pharmacy Buying Association, Inc. ("PBA" or the "Company") has engaged Stern Brothers Valuation Advisors ("Stern Brothers") for the purpose of rendering our opinion as to (i) the fairness, from a financial point of view, to PBA's shareholders of the consideration to be received by them in connection with the transaction, and (ii) the equality in value of five (5) shares of Pre-Conversion Common Stock and one (1) share of Post-Conversion Preferred Stock.

Scope of Work

      In the course of our analysis for purposes of rendering our opinion, we have, among other things, done the following:

      1) Visited with key management regarding the background, operations, financial performance and prospects of PBA.

      2)    Reviewed and considered the following information:

            o     PBA's annual reports (1998-2001), 10-K report (December 31,
                  2002), 10-Q report (March 31, 2003 and September 30, 2003),
                  Form 10 (August 6, 2002), audited financial statements from December 31, 1999 through December 31, 2002, and interim financial statements through September 30, 2003. Projected December 31, 2003 Balance Sheet and post-transaction projection.

            o     Management prepared financial statements with various dates.

            o Various corporate documents and schedules including: Board Minutes and tax returns (fiscal 2001 and 2002).

            o     Draft of Proxy Statement - Schedule 14A dated January 6, 2004.

            o     Company brochures and other information.

            o     Articles of Incorporation and Bylaws.

            o     Employment Agreements.

            o     Pharmacy Membership Agreement.

            o     Information related to Texas Pharmacy Co-op, Inc.

            o     Stock transactions.

      3)    Reviewed and considered the following additional information:

            o Annual reports, interim reports, 10-K's, 10-Q's, and other published information of publicly traded companies as nearly comparable to PBA as we could find.

            o Publications by Standard & Poor's and Bloomberg Financial Services; U.S. Industry and Trade Outlook 2000, The Value Line Investment Survey; Federal Reserve Bulletin; Morningstar Stock Reports, The Wall Street Journal; Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission; Stocks, Bonds, Bills and Inflation 2001 Yearbook by Ibbotson Associates; and Mergerstat Review 2001 by Houlihan Lokey Howard & Zukin.

      4) Conducted such other studies, analyses, inquiries and investigations, as we deemed appropriate.

Mr. Nick Smock, Pharm D., MBA
President / CEO
Pharmacy Buying Association, Inc.
January 16, 2004
Page Two


      The foregoing is, of course, only a summary of the information reviewed and factors considered by us which have influenced our opinion and does not recite in detail all of such information and factors that we have taken into consideration in connection with our opinion.

Assumptions and Limiting Conditions

      The Company, Board of Directors, and its representatives warranted to us that the information they supplied was complete and accurate to the best of their knowledge and that the financial statement information reflects the Company's results of operations and financial condition in accordance with generally accepted accounting principles, unless otherwise noted. We have not assumed any responsibility for independent verification of information and financial forecasts supplied by the Company, Board of Directors, and its representatives (and we express no opinion on that information). We have not obtained any independent appraisal of the assets of PBA, nor have we attempted to verify the information furnished to us by them.

      We have considered the limitations of owning stock in PBA including the lack of marketability, Bylaw restrictions as to transferability of the stock, right of first refusal by PBA, inability to pledge stock as security for a loan, voting right limitations, dividend policy and history of book value as a basis for stock transactions.

      We have used public information and industry and statistical data from sources, which we deem to be reliable; however, we make no representation as to the accuracy or completeness of such information and have accepted such information without further verification.

      We were not authorized to solicit, and did not solicit, interest from any party with respect to an equity investment, merger with or other business combination transaction involving the Company or any of its assets, nor did we have any discussions or negotiations with any parties, other than PBA, in connection with the transaction.

      Possession of this report, or a copy thereof, does not carry with it the right of publication of all or part of it, nor may it be used for any purpose by anyone but the client without the previous written consent of the client or us and, in any event, only with proper attribution.

      We are not required to give testimony in court, or be in attendance during any hearings or depositions, with reference to the Company, unless previous arrangements have been made.

      This opinion is valid only for the purpose(s) and standard of value specified herein.

      This opinion assumes that the Company will continue to operate as a going concern, and that the character of the present business will remain intact.

      The opinion contemplates facts and conditions existing as of the opinion date. Events and conclusions occurring after that date have not been considered, and we have no obligation to update our opinion for such events and conditions.

      This opinion is subject to the understanding that the obligations of Stern Brothers Valuation Advisors in the opinion are solely corporate obligations, and no officer, director, employee, agent, shareholder or controlling person of Stern Brothers Valuation Advisors shall be subjected to any personal liability whatsoever to any person, nor will any such claim be asserted by or on behalf of you or your affiliates.

Mr. Nick Smock, Pharm D., MBA
President / CEO
Pharmacy Buying Association, Inc.
January 16, 2004
Page Three


      By accepting this opinion, the Board of Directors and the Company acknowledge the terms and indemnity provisions provided in the executed engagement letter and the terms and conditions contained in these assumptions and limiting conditions.

Certifications

We certify that, to the best of our knowledge and belief:

      The statements of fact in this report and true and correct.

      The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and is our personal, unbiased professional analyses, opinions, and conclusions.

      Neither Stern Brothers nor the individuals involved with this opinion have any present or contemplated future interest in the common stock of PBA, which might prevent the rendering of an unbiased opinion.

      Our fee for this engagement is not contingent on an action or event resulting from the analyses, opinions, or conclusions, in, or the use of this report.

      No one provided significant professional assistance to the persons signing this report.

      The American Society of Appraisers has a mandatory recertification program for all of its Senior members. We are in compliance with that program.

Conclusion

      Based upon the foregoing, other matters we consider relevant and our general knowledge of such matters as investment bankers, we are of the opinion that (i) the consideration to be received by PBA's shareholders in connection with the transaction, and (ii) the exchange of five (5) shares of Pre-Conversion Common Stock for one (1) share of Post-Conversion Preferred Stock is fair, from a financial point of view, to the shareholders of PBA. Our opinion is based on information available to us as of January 16, 2004.

Sincerely,

STERN BROTHERS VALUATION ADVISORS


John C. Korschot, CFA, ASA, CBA, CPA/ABV
President

================================================================================









                                    SECTION B
                          COMPANY FINANCIAL STATEMENTS























================================================================================

                       Pharmacy Buying Association, Inc.

                           HISTORICAL BALANCE SHEETS

                                                                            As of
                                                                          December 31,
                                  ----------------------------------------------------------------------------------------------
                                     1997           %         1998            %         1999           %         2000        %
                                  ----------     ------    ----------      ------    ----------     ------    ----------  ------
Current assets:
   Cash                           $  285,449      18.18%   $  353,978       12.36%   $  259,616       5.90%   $1,697,442   20.76%
   Receivables                     1,061,917      67.65%    2,025,897       70.75%    2,587,786      58.83%    2,462,881   30.13%
   Inventory                               0       0.00%       99,769        3.48%    1,196,862      27.21%    3,418,236   41.81%
   Prepaid expenses                        0       0.00%        8,541        0.30%      125,931       2.86%       79,704    0.98%
   Deferred & refundable
     income taxes                          0       0.00%      154,517        5.40%       12,639       0.29%            0    0.00%
   Other current assets               67,214       4.28%       39,766        1.39%            0       0.00%            0    0.00%
                                  ----------               ----------                ----------               ----------
      Total current assets         1,414,580      90.11%    2,682,468       93.67%    4,182,834      95.09%    7,658,263   93.68%
                                  ----------               ----------                ----------               ----------
Property & Equipment, at cost:
   Furniture and fixtures             95,265       6.07%       87,794        3.07%      124,632       2.83%      196,789    2.41%
   Equipment & software              400,464      25.51%      356,049       12.43%      482,892      10.98%      754,448    9.23%
                                  ----------               ----------                ----------               ----------
                                     495,729      31.58%      443,843       15.50%      607,524      13.81%      951,237   11.64%
Less accumulated depreciation        340,559      21.70%      265,003        9.25%      394,100       8.96%      537,114    6.57%
                                  ----------               ----------                ----------               ----------
    Net property, plant,
      and equipment                  155,170       9.89%      178,840        6.25%      213,424       4.85%      414,123    5.07%
                                  ----------               ----------                ----------               ----------
Goodwill                                   0       0.00%            0        0.00%            0       0.00%            0    0.00%
                                  ----------               ----------                ----------               ----------

Other assets                               0       0.00%        2,339        0.08%        2,339       0.05%      102,339    1.25%
                                  ----------               ----------                ----------               ----------
      Total Assets                $1,569,750     100.00%   $2,863,647      100.00%   $4,398,597     100.00%   $8,174,725  100.00%
                                  ==========               ==========                ==========               ==========

                                                         As of
                                                      December 31,
                                   --------------------------------------------------     September 30,
                                       2001          %             2002          %             2003           %
                                   -----------     ------      -----------     ------      -----------     -------
Current assets:
   Cash                            $   614,519       4.86%     $         0       0.00%     $         0       0.00%
   Receivables                       6,380,342      50.46%       8,138,869      46.04%       8,612,782      51.69%
   Inventory                         4,672,273      36.95%       8,185,885      46.31%       6,783,163      40.71%
   Prepaid expenses                    133,284       1.05%         152,374       0.86%          92,146       0.55%
   Deferred & refundable
     income taxes                            0       0.00%               0       0.00%          49,537       0.30%
   Other current assets                      0       0.00%               0       0.00%               0       0.00%
                                   -----------                 -----------                 -----------
      Total current assets          11,800,418      93.33%      16,477,128      93.21%      15,537,628      93.25%
                                   -----------                 -----------                 -----------
Property & Equipment, at cost:
   Furniture and fixtures              299,708       2.37%         298,809       1.69%
   Equipment & software              1,028,663       8.14%       1,113,878       6.30%
                                   -----------                 -----------                 -----------
                                     1,328,371      10.51%       1,412,687       7.99%              --
Less accumulated depreciation          730,649       5.78%         959,578       5.43%
                                   -----------                 -----------                 -----------
    Net property, plant,
      and equipment                    597,722       4.73%         453,109       2.56%         377,035       2.26%
                                   -----------                 -----------                 -----------
Goodwill                               229,144       1.81%         229,144       1.30%         229,144
                                   -----------                 -----------                 -----------

Other assets                            16,430       0.13%         517,890       2.93%         517,890       3.11%
                                   -----------                 -----------                 -----------
      Total Assets                 $12,643,714     100.00%     $17,677,271     100.00%     $16,661,697     100.00%
                                   ===========                 ===========                 ===========

                       Pharmacy Buying Association, Inc.

                            HISTORICAL BALANCE SHEETS

                                                                                            As of
                                                                                         December 31,
                                                     -------------------------------------------------------------------------------
                                                        1997         %         1998          %          1999        %        2000
                                                     ----------   ------    ----------    ------     ----------  ------   ----------
Current liabilities:
  Cash overdraft                                     $        0     0.00%   $        0      0.00%    $        0    0.00%  $        0
  Short-term debt                                             0     0.00%            0      0.00%             0    0.00%           0
  Current portion of long term debt                           0     0.00%            0      0.00%         3,196    0.07%       7,261
  Accounts payable                                      111,715     7.12%      847,753     29.60%     1,422,119   32.33%   3,342,898
  Accrued payroll                                        40,529     2.58%       46,676      1.63%        60,309    1.37%     140,557
  Deferred revenue                                            0     0.00%            0      0.00%        11,700    0.27%       2,250
  Income taxes payable                                   29,127     1.86%            0      0.00%        46,041    1.05%     751,761
  Deferred income taxes                                 172,000    10.96%      457,000     15.96%       184,000    4.18%     117,000
  Other                                                       0     0.00%            0      0.00%             0    0.00%           0
                                                     ----------             ----------               ----------           ----------
    Total current liabilities                           353,371    22.51%    1,351,429     47.19%     1,727,365   39.27%   4,361,727

Deferred income taxes                                         0     0.00%            0      0.00%       553,000   12.57%     368,000
                                                     ----------             ----------               ----------           ----------

Long Debt                                                     0     0.00%            0      0.00%        12,459    0.28%      25,457
                                                     ----------             ----------               ----------           ----------
        Total liabilities                               353,371    22.51%    1,351,429     47.19%     2,292,824   52.13%   4,755,184

Stockholders' equity
  Preferred stock                                             0     0.00%            0      0.00%             0    0.00%           0
  Membership common stock                                     0     0.00%            0      0.00%             0    0.00%           0
  Common stock - Class A                                    900     0.06%        1,886      0.07%         2,020    0.05%       2,429
  Additional paid-in capital - Membership common              0     0.00%            0      0.00%             0    0.00%           0
  Additional paid-in capital - Class A                    4,370     0.28%      473,725     16.54%       571,819   13.00%     897,807
  Treasury Stock                                            400     0.03%          600      0.02%             0    0.00%           0
  Retained earnings                                   1,211,509    77.18%    1,037,207     36.22%     1,531,934   34.83%   2,519,305
                                                     ----------             ----------               ----------           ----------
    Total stockholders' equity                        1,216,379    77.49%    1,512,218     52.81%     2,105,773   47.87%   3,419,541
                                                     ----------             ----------               ----------           ----------

Total liabilities & stockholder equity               $1,569,750   100.00%   $2,863,647    100.00%    $4,398,597  100.00%  $8,174,725
                                                     ==========             ==========               ==========           ==========

End of Period Shares Outstanding                          3,600                  7,544                    8,080                9,720
Weighted Average Shares Outstanding                       3,600                  9,961                   10,071               10,353

                                                        --------------------------------------------------   September 30,
                                                           %         2001        %         2002        %         2003         %
                                                        ------   -----------  ------   -----------  ------    -----------   ------
Current liabilities:
  Cash overdraft                                          0.00%  $         0    0.00%  $   321,386    1.82%   $   513,814     3.08%
  Short-term debt                                         0.00%            0    0.00%    3,000,000   16.97%       400,624     2.40%
  Current portion of long term debt                       0.09%        7,417    0.06%            0    0.00%             0     0.00%
  Accounts payable                                       40.89%    6,196,385   49.01%    7,083,642   40.07%    10,312,523    61.89%
  Accrued payroll                                         1.72%      186,822    1.48%       81,978    0.46%       138,082     0.83%
  Deferred revenue                                        0.03%      201,600    1.59%      282,200    1.60%        77,624     0.47%
  Income taxes payable                                    9.20%      532,005    4.21%      159,356    0.90%             0     0.00%
  Deferred income taxes                                   1.43%       18,000    0.14%      101,000    0.57%             0     0.00%
  Other                                                   0.00%            0    0.00%            0    0.00%             0     0.00%
                                                                 -----------           -----------            -----------
    Total current liabilities                            53.36%    7,142,229   56.49%   11,029,562   62.39%    11,442,667    68.68%

Deferred income taxes                                     4.50%      182,000    1.44%        7,000    0.04%         7,000     0.04%
                                                                 -----------           -----------            -----------

Long Debt                                                 0.31%       18,336    0.15%            0    0.00%             0     0.00%
                                                                 -----------           -----------            -----------
        Total liabilities                                58.17%    7,342,565   58.07%   11,036,562   62.43%    11,449,667    68.72%

Stockholders' equity
  Preferred stock                                         0.00%            0    0.00%            0    0.00%             0     0.00%
  Membership common stock                                 0.00%            0    0.00%            0    0.00%             0     0.00%
  Common stock - Class A                                  0.03%        5,690    0.05%       11,380    0.06%        11,380     0.07%
  Additional paid-in capital - Membership common          0.00%            0    0.00%            0    0.00%             0     0.00%
  Additional paid-in capital - Class A                   10.98%    1,468,255   11.61%    1,468,255    8.31%     1,468,255     8.81%
  Treasury Stock                                          0.00%            0    0.00%      202,104    1.14%     2,348,511    14.10%
  Retained earnings                                      30.82%    3,827,204   30.27%    5,363,178   30.34%     6,080,906    36.50%
                                                                 -----------           -----------            -----------
    Total stockholders' equity                           41.83%    5,301,149   41.93%    6,640,709   37.57%     5,212,030    31.28%
                                                                 -----------           -----------            -----------

Total liabilities & stockholder equity                  100.00%  $12,643,714  100.00%  $17,677,271  100.00%   $16,661,697   100.00%
                                                                 ===========           ===========            ===========

End of Period Shares Outstanding                                      11,380                11,022                  7,338*
Weighted Average Shares Outstanding                                   11,380                11,260                  9,180**

* Management has reduced the 8,024 shares outstanding as reoprted in the Company's 9/30/03 10Q by 686 shares for shares that have been called but not tendered at $584.00 per share. This adjustment increased Treasury stock by $400,624 resulting in a reduction of reported book value from $5,612,654 to $5,212,030.

**    Estimated based on adjusted number of shares outstanding.

                        Pharmacy Buying Association, Inc.

                             PROFORMA BALANCE SHEETS

                                                                   As of
                                                                December 31,
                                           ----------------------------------------------------    Post Transaction
                                           Actual 2002        %             2003            %          Proforma            %
                                           -----------      ------      -----------      ------    ----------------    ------
Current assets:
   Cash                                    $         0        0.00%     $         0        0.00%      $         0        0.00%
   Receivables                               8,138,869       46.04%       7,950,000       40.21%        6,700,000       39.14%
   Inventory                                 8,185,885       46.31%      10,545,000       53.34%        9,154,000       53.48%
   Prepaid expenses                            152,374        0.86%         185,000        0.94%          210,000        1.23%
   Deferred income taxes                             0        0.00%          25,000        0.13%                0        0.00%
   Other current assets                              0        0.00%               0        0.00%                0        0.00%
                                           -----------                  -----------                   -----------
    Total current assets                    16,477,128       93.21%      18,705,000       94.61%       16,064,000       93.85%
                                           -----------                  -----------                   -----------

Property & Equipment, at cost:
   Furniture and fixtures                      298,809        1.69%                        0.00%
   Equipment & software                      1,113,878        6.30%                        0.00%
                                           -----------                  -----------                   -----------
                                             1,412,687        7.99%              --        0.00%               --
   Less accumulated depreciation               959,578        5.43%                        0.00%
                                           -----------                  -----------                   -----------
    Net property, plant, and equipment         453,109        2.56%         319,000        1.61%          305,000        1.78%
                                           -----------                  -----------                   -----------

Goodwill                                       229,144        1.30%         229,144        1.16%          229,144
                                           -----------                  -----------                   -----------

Other assets                                   517,890        2.93%         517,890        2.62%          517,890        3.03%
                                           -----------                  -----------                   -----------

         Total Assets                      $17,677,271      100.00%     $19,771,034      100.00%      $17,116,034      100.00%
                                           ===========                  ===========                   ===========

                       Pharmacy Buying Association, Inc.

                             PROFORMA BALANCE SHEETS

                                                                            As of
                                                                         December 31,
                                                     --------------------------------------------------   Post Transaction
                                                     Actual 2002        %            2003          %            Proforma        %
                                                     -----------     ------      -----------     ------   ----------------   ------
Current liabilities:
  Cash overdraft                                     $   321,386       1.82%     $ 1,500,000       7.59%     $   572,373       3.34%
  Short-term debt                                      3,000,000      16.97%               0       0.00%               0       0.00%
  Current portion of long term debt                            0       0.00%               0       0.00%               0       0.00%
  Accounts payable                                     7,083,642      40.07%      11,589,212      58.62%       9,875,000      57.69%
  Accrued payroll                                         81,978       0.46%               0       0.00%               0       0.00%
  Deferred revenue                                       282,200       1.60%       1,077,624       5.45%         968,000       5.66%
  Income taxes payable                                   159,356       0.90%               0       0.00%         247,000       1.44%
  Deferred income taxes                                  101,000       0.57%               0       0.00%               0       0.00%
  Other                                                        0       0.00%         140,000       0.71%         140,000       0.82%
                                                     -----------                 -----------                 -----------
    Total current liabilities                         11,029,562      62.39%      14,306,836      72.36%      11,802,373      68.96%

Deferred income taxes                                      7,000       0.04%           7,000       0.04%           7,000       0.04%
                                                     -----------                 -----------                 -----------

Long Debt                                                      0       0.00%               0       0.00%               0       0.00%
                                                     -----------                 -----------                 -----------
       Total liabilities                              11,036,562      62.43%      14,313,836      72.40%      11,809,373      69.00%

Stockholders' equity
  Preferred stock                                              0       0.00%               0       0.00%       4,514,465      26.38%
  Membership common stock                                      0       0.00%               0       0.00%           1,000       0.01%
  Common stock - Class A                                  11,380       0.06%          11,380       0.06%               0       0.00%
  Additional paid-in capital - Membership common               0       0.00%               0       0.00%         499,000       2.92%
  Additional paid-in capital - Class A                 1,468,255       8.31%       1,468,255       7.43%               0       0.00%
  Treasury Stock                                         202,104       1.14%       2,278,791      11.53%               0       0.00%
  Retained earnings                                    5,363,178      30.34%       6,256,354      31.64%         292,196       1.71%
                                                     -----------                 -----------                 -----------
    Total stockholders' equity                         6,640,709      37.57%       5,457,198      27.60%       5,306,661      31.00%
                                                     -----------                 -----------                 -----------

Total liabilities & stockholder equity               $17,677,271     100.00%     $19,771,034     100.00%     $17,116,034     100.00%
                                                     ===========                 ===========                 ===========

                       Pharmacy Buying Association, Inc.

                            STATEMENTS OF OPERATIONS

                                                                               For the Years Ended
                                                                                   December 31,
                                               ----------------------------------------------------------------------------------
                                                  1997            %            1998              %            1999            %
                                               ----------      ------      ------------       ------      -----------      ------
Revenues
  Distribution center                                                                                     $ 4,880,595       52.10%
  Participation programs and fees                                                                           2,124,017       22.67%
  Member activity rebates                                                                                   2,319,496       24.76%
  Third party                                                                                                  43,774        0.47%
                                               ----------                  ------------                   -----------
                                               $3,896,127      100.00%     $  4,352,293       100.00%       9,367,882      100.00%
Cost of Revenues
  Distribution center                                                                                       4,143,632       44.23%
  Participation programs and fees                                                                             534,187        5.70%
  Member rebates                                                                                            1,330,111       14.20%
                                               ----------                  ------------                   -----------
                                                1,846,654       47.40%        1,744,418        40.08%       6,007,930       64.13%
                                               ----------                  ------------                   -----------
    Gross profit                                2,049,473       52.60%        2,607,875        59.92%       3,359,952       35.87%

Selling, General & Administrative Expenses      2,019,823       51.84%        2,162,927        49.70%       2,566,141       27.39%
                                               ----------                  ------------                   -----------

Interest expense                                        0        0.00%                0         0.00%           1,986        0.02%
                                               ----------                  ------------                   -----------
Other income (expense)
  Investment income                                38,982        1.00%           36,463         0.84%          50,523        0.54%
  Recovery of bad debt                                  0        0.00%                0         0.00%               0        0.00%
  Gain on disposal of property/equipment                0        0.00%           (6,113)       -0.14%               0        0.00%
                                               ----------                  ------------                   -----------
                                                   38,982        1.00%           30,350         0.70%          50,523        0.54%
                                               ----------                  ------------                   -----------
Pre-Tax Income (Loss)                              68,632        1.76%          475,298        10.92%         842,348        8.99%

Provision for taxes                                23,750        0.61%          199,600         4.59%         347,621        3.71%
                                               ----------                  ------------                   -----------
Net Income (Loss)                              $   44,882        1.15%     $    275,698         6.33%     $   494,727        5.28%
                                               ==========                  ============                   ===========

Depreciation & amortization                       110,415        2.83%          110,415         2.54%         122,489        1.31%

EBITDA                                         $  179,047        4.60%     $    585,713        13.46%     $   966,823       10.32%

                                                                               For the Years Ended
                                                                                   December 31,
                                               -----------------------------------------------------------------------------------
                                                    2000            %            2001            %            2002             %
                                               ------------      ------      -----------      ------      ------------      ------
Revenues
  Distribution center                          $ 17,401,434       79.08%     $81,395,657       90.02%     $126,947,341       92.66%
  Participation programs and fees                 1,684,820        7.66%       3,394,742        3.75%        3,203,705        2.34%
  Member activity rebates                         2,763,261       12.56%       5,578,007        6.17%        6,744,860        4.92%
  Third party                                       155,844        0.71%          46,264        0.05%          101,541        0.07%
                                               ------------                  -----------                  ------------
                                                 22,005,359      100.00%      90,414,670      100.00%      136,997,447      100.00%
Cost of Revenues
  Distribution center                            16,045,105       72.91%      79,368,172       87.78%      123,407,285       90.08%
  Participation programs and fees                   419,166        1.90%         693,992        0.77%          695,709        0.51%
  Member rebates                                  1,221,302        5.55%       3,143,745        3.48%        4,891,967        3.57%
                                               ------------                  -----------                  ------------
                                                 17,685,573       80.37%      83,205,909       92.03%      128,994,961       94.16%
                                               ------------                  -----------                  ------------
    Gross profit                                  4,319,786       19.63%       7,208,761        7.97%        8,002,486        5.84%

Selling, General & Administrative Expenses        2,878,053       13.08%       5,155,363        5.70%        5,482,310        4.00%
                                               ------------                  -----------                  ------------

Interest expense                                      1,066        0.00%          18,444        0.02%           27,182        0.02%
                                               ------------                  -----------                  ------------
Other income (expense)
  Investment income                                  95,433        0.43%          51,940        0.06%           20,628        0.02%
  Recovery of bad debt                                    0        0.00%               0        0.00%           65,000        0.05%
  Gain on disposal of property/equipment                  0        0.00%               0        0.00%            4,786        0.00%
                                               ------------                  -----------                  ------------
                                                     95,433        0.43%          51,940        0.06%           90,414        0.07%
                                               ------------                  -----------                  ------------
Pre-Tax Income (Loss)                             1,536,100        6.98%       2,086,894        2.31%        2,583,408        1.89%

Provision for taxes                                 548,729        2.49%         776,566        0.86%        1,041,744        0.76%
                                               ------------                  -----------                  ------------
Net Income (Loss)                              $    987,371        4.49%     $ 1,310,328        1.45%     $  1,541,664        1.13%
                                               ============                  ===========                  ============

Depreciation & amortization                         129,097        0.59%         143,014        0.16%          193,535        0.14%

EBITDA                                         $  1,666,263        7.57%     $ 2,248,352        2.49%     $  2,804,125        2.05%

                       Pharmacy Buying Association, Inc.

                            STATEMENTS OF OPERATIONS

                                                                        9
                                                                  Months Ending
                                                                  September 30,                           Last Twelve Months
                                                   2002           %             2003         %                            %
                                               -----------     ------      ------------    ------      ------------     ------
Revenues
  Distribution center                          $92,853,169      99.23%     $111,927,959     98.06%
  Other revenues                                   721,334       0.77%        2,218,961      1.94%
                                               -----------                 ------------
                                                93,574,503     100.00%      114,146,920    100.00%     $157,569,864     100.00%
Cost of Revenues
  Distribution center                           86,865,034      92.83%      107,624,312     94.29%
  Participation & Program cost                     520,327       0.56%          805,367      0.71%
                                               -----------                 ------------
                                                87,385,361      93.39%      108,429,679     94.99%      150,039,279      95.22%
                                               -----------                 ------------                ------------
Gross profit                                     6,189,142       6.61%        5,717,241      5.01%        7,530,585       4.78%
Selling, General & Administrative Expenses       3,956,661       4.23%        4,503,001      3.94%        6,028,650       3.83%
                                               -----------                 ------------                ------------

Interest expense                                    14,196       0.02%            7,545      0.01%           20,531       0.01%
                                               -----------                 ------------                ------------

Other income (expense)
  Investment income                                 14,421       0.02%            9,793      0.01%
  Gain on disposal of property/equipment             4,786       0.01%                0      0.00%
                                               -----------                 ------------
                                                    19,207       0.02%            9,793      0.01%           81,000       0.05%
                                               -----------                 ------------                ------------
Pre-Tax Income (Loss)                            2,237,492       2.39%        1,216,488      1.07%        1,562,404       0.99%

Provision for taxes                                963,316       1.03%          498,760      0.44%          577,188       0.37%
                                               -----------                 ------------                ------------
Net Income (Loss)                              $ 1,274,176       1.36%     $    717,728      0.63%     $    985,216       0.63%
                                               ===========                 ============                ============

Depreciation & amortization                        175,677       0.19%          156,669      0.14%          174,527       0.11%

EBITDA                                         $ 2,427,365       2.59%     $  1,380,702      1.21%     $  1,757,462       1.12%

                        Pharmacy Buying Association, Inc.

                      FORECASTED STATEMENTS OF OPERATIONS

                                                                        For the Years Ended
                                                                            December 31,
                                             --------------------------------------------------------------------------      5 Yr.
                                                2004            2005            2006            2007            2008         CAGR
                                             ----------      ----------      ----------      ----------      ----------      -----
Net Income (Loss)                            $  674,915      $  776,152      $  892,575      $1,026,461      $1,180,431      -5.20%
                                             ==========      ==========      ==========      ==========      ==========      =====

Forecasted Preferred Dividends*              $  247,844      $  247,844      $  247,844      $  247,844      $  247,844
Forecasted Common Dividends                  $     0.00      $     0.00      $     0.00      $     0.00      $     0.00

OTHER FORECASTED DATA :
End of Period Shares Outstanding**                7,338           7,338           7,338           7,338           7,338
Estimated earnings per share**               $    91.98      $   105.77      $   121.64      $   139.88      $   160.87
Estimated common stockholders' equity***     $1,219,267      $1,995,419      $2,887,994      $3,914,456      $5,094,886
Estimated % change in common equity***            53.91%          63.66%          44.73%          35.54%          30.16%
Estimated common equity per share**          $   166.16      $   271.93      $   393.57      $   533.45      $   694.32
Net income / average equity                       20.99%          48.29%          36.56%          30.18%          26.20%
Preferred dividend coverage ratio                  2.72            3.13            3.60            4.14            4.76

Notes: Growth in net income was forecasted by the Company's management and no assurances can be made that these forecasts will be realized.

* Dividend at 150 basis points over the higher of 1 year or 10 year Treasuries (assumed to be 5.49% constant, based on 10 year Treasury at 3.99% as reported on January 16, 2004).

**    Based on shares outstanding as of September 30, 2003.

***   Based on post transaction balance sheet.

================================================================================










                                    SECTION C

                                MARKET COMPARISON
























================================================================================

SCHEDULE A (Dollars in Thousands, except per share data and ratios)


Pharmacy Buying Association                                                      For the Years Ended
Subject Company                                                                      December 31,
                                                          1997        1998         1999       2000          2001       2002
                                                       ---------    -------      -------    ---------    ---------  ----------
SELECTED BALANCE SHEET ITEMS
Accounts Receivable                                    $   1,062    $ 2,026      $ 2,588    $   2,463    $   6,380  $    8,139
Inventory                                                      0        100        1,197        3,418        4,672       8,186
Current Assets                                             1,415      2,682        4,183        7,658       11,800      16,477
Current Liabilities                                          353      1,351        1,727        4,362        7,142      11,030
Working Capital                                            1,061      1,331        2,455        3,297        4,658       5,448
Short Term Debt                                                0          0            0            0            0       3,000
Current Maturities LTD                                         0          0            3            7            7           0
Long Term Debt and Preferred Stock                             0          0           12           25           18           0
Common Stockholders' Equity                                1,216      1,512        2,106        3,420        5,301       6,641
Total Capitalization (LT Debt + Equity)                    1,216      1,512        2,118        3,445        5,319       6,641
Total Assets                                               1,570      2,864        4,399        8,175       12,644      17,677

SELECTED INCOME STATEMENT ITEMS
Revenues                                                   3,896      4,352        9,368       22,005       90,415     136,997
Cost of Revenues                                           1,847      1,744        6,008       17,686       83,206     128,995
Gross Profit                                               2,049      2,608        3,360        4,320        7,209       8,002
Selling, General & Administrative Expenses                 2,020      2,163        2,566        2,878        5,155       5,482
Other Operating Expenses                                       0          0            0            0            0           0
Other Income (Expense)                                        39         30           51           95           52          90
Interest Expense                                               0          0            2            1           18          27
Depreciation and Amortization Expense                        110        110          122          129          143         194
Pre-Tax Income                                                69        475          842        1,536        2,087       2,583
Taxes                                                         24        200          348          549          777       1,042
Net Income From Continuing Operations                         45        276          495          987        1,310       1,542
Discontinued Operations and/or Extraordinary Items             0          0            0            0            0           0
Net Income                                                    45        276          495          987        1,310       1,542
Preferred Stock Dividends                                      0          0            0            0            0           0
Net Inc. From Cont. Ops. Avail. for Common Shares             45        276          495          987        1,310       1,542
Net Income Available for Common Shares                        45        276          495          987        1,310       1,542
EBITDA                                                       179        586          967        1,666        2,248       2,804

SELECTED PER SHARE DATA
LTM EPS From Continuing Operations                     $   12.47    $ 27.67      $ 49.12    $   95.37    $  115.14  $   136.92
Weighted Average EPS Cont. Ops. (5 Yr.)                                                                             $   103.81
Forecasted Next Year EPS
5 Year Forecasted EPS Growth
Fully Diluted EPS (As Reported)                        $   12.47    $ 27.67      $ 49.12    $   95.37    $  115.14  $   136.92
Dividend Per Share                                     $    0.00    $  0.00      $  0.00    $    0.00    $    0.00  $     0.00
Dividend Yield
Percentage Payout                                           0.00%      0.00%        0.00%        0.00%        0.00%       0.00%
Last Twelve Months Revenues Per Share                  $1,082.26    $436.93      $930.18    $2,125.51    $7,945.05  $12,166.74
Last Twelve Months EBITDA Per Share                    $   49.74    $ 58.80      $ 96.00    $  160.94    $  197.57  $   249.03
Book Value Per Share                                   $  337.88    $200.45      $260.62    $  351.80    $  465.83  $   602.50
End of Period Shares Outstanding                           3,600      7,544        8,080        9,720       11,380      11,022
Weighted Average Shares Outstanding                        3,600      9,961       10,071       10,353       11,380      11,260

                                                                     9
Pharmacy Buying Association                                     Months Ended
Subject Company                                                 September 30,
                                                             2002            2003         January 16, 2004
                                                           --------      ----------       ----------------
SELECTED BALANCE SHEET ITEMS                                    (Unaudited)
Accounts Receivable                                                      $    8,613
Inventory                                                                     6,783
Current Assets                                                               15,538
Current Liabilities                                                          11,443
Working Capital                                                               4,095
Short Term Debt                                                                 401
Current Maturities LTD                                                            0
Long Term Debt and Preferred Stock                                                0
Common Stockholders' Equity                                                   5,212
Total Capitalization (LT Debt + Equity)                                       5,212
Total Assets                                                                 16,662

SELECTED INCOME STATEMENT ITEMS
Revenues                                                     93,575         114,147
Cost of Revenues                                             87,385         108,430
Gross Profit                                                  6,189           5,717
Selling, General & Administrative Expenses                    3,957           4,503
Other Operating Expenses                                          0               0
Other Income (Expense)                                           19              10
Interest Expense                                                 14               8
Depreciation and Amortization Expense                           176             157
Pre-Tax Income                                                2,237           1,216
Taxes                                                           963             499
Net Income From Continuing Operations                         1,274             718
Discontinued Operations and/or Extraordinary Items                0               0
Net Income                                                    1,274             718
Preferred Stock Dividends                                         0               0
Net Inc. From Cont. Ops. Avail. for Common Shares             1,274             718
Net Income Available for Common Shares                        1,274             718
EBITDA                                                        2,427           1,381

SELECTED PER SHARE DATA
LTM EPS From Continuing Operations                                       $   102.71          $   102.71**
Weighted Average EPS Cont. Ops. (5 Yr.)                                                      $   103.81***
Forecasted Next Year EPS                                                                     $    91.98*****
5 Year Forecasted EPS Growth                                                                      10.00%
Fully Diluted EPS (As Reported)                             $112.39      $    78.18
Dividend Per Share                                          $  0.00      $     0.00          $     0.00****
Dividend Yield                                                                                     0.00%
Percentage Payout                                              0.00%           0.00%               0.00%
Last Twelve Months Revenues Per Share                                    $17,164.47          $17,164.47**
Last Twelve Months EBITDA Per Share                                      $   191.44          $   191.44**
Book Value Per Share                                                     $   710.28          $   710.28**
End of Period Shares Outstanding                                              7,338
Weighted Average Shares Outstanding                          11,337           9,180

SCHEDULE A (Dollars in Thousands, except per share data and ratios)


Pharmacy Buying Association                                                    For the Years Ended
Subject Company                                                                     December 31,
                                                               1997    1998      1999     2000      2001      2002
                                                              ------   ------   ------   -------   -------   ------
SELECTED LIQUIDITY, COVERAGE & LEVERAGE RATIOS
Current Ratio                                                   4.00     1.98     2.42      1.76      1.65     1.49
Collection Period (Days)                                       99.48   129.48    89.88     41.89     17.85    19.34
Inventory Turnover                                               nmf    17.48     9.27      7.66     20.57    20.06
Revenues/Assets (Avg.)                                          2.48     1.96     2.58      3.50      8.69     9.04
EBIT/Interest + Preferred Dividends                              nmf      nmf   425.14   1441.99    114.15    96.04
EBITDA/CMLTD+Interest + Preferred Dividends                      nmf      nmf   186.57    200.10     86.94   103.16
Equity/Assets (Avg.)                                            0.77     0.62     0.50      0.44      0.42     0.39
Equity/Ttl.Capitalization (Avg.)                                1.00     1.00     1.00      0.99      1.00     1.00

SELECTED PROFITABILITY RATIOS

Net Income Cont. Ops. Avail. Com./Revenues                      1.15%    6.33%    5.28%     4.49%     1.45%    1.13%
Net Income Cont. Ops. Avail. Com./Avg. Equity                   3.69%   20.21%   27.35%    35.74%    30.05%   25.82%
Net Income Cont. Ops. Avail. Com./Avg. Assets                   2.86%   12.44%   13.62%    15.71%    12.59%   10.17%
Gross Profit/Revenues                                          52.60%   59.92%   35.87%    19.63%     7.97%    5.84%
Operating Expenses/Revenues                                    51.84%   49.70%   27.39%    13.08%     5.70%    4.00%
Taxes/Pre-Tax Income                                           34.60%   41.99%   41.27%    35.72%    37.21%   40.32%

SELECTED VALUATION MULTIPLES

Price Per Share
Invested Capital Per Share
Price Per Share / LTM EPS - Continuing Operations
Price Per Share / Wt. Avg. EPS Cont. Ops. (5 years)
Price Per Share / Forecasted EPS
Price Per Share / Book Value Per Share
Price Per Share / Revenues Per Share (LTM)
Price Per Share / EBITDA Per Share (LTM)
Invested Capital Per Share / Revenues Per Share (LTM)
Invested Capital Per Share / EBITDA Per Share (LTM)

SELECTED GROWTH RATE CALCULATIONS

CAGR in Assets (1,2,3,4,5 Yrs.)                                         82.43%   67.39%    73.33%    68.47%   62.30%
CAGR in Shareholders' Equity (1,2,3,4,5 Yrs.)                           24.32%   31.57%    41.13%    44.49%   40.42%
CAGR in Revenues (1,2,3,4,5 Yrs.)                                       11.71%   55.06%    78.09%   119.48%  103.81%
CAGR in F.D. EPS Cont. Ops. (1,2,3,4,5 Yrs.)                           121.94%   98.50%    97.04%    74.33%   61.49%
EPS Cont. Ops. (5 Year Average)                                                                              $84.84
EPS Cont. Ops. (5 Year Standard Deviation)                                                                   $40.71
CAGR in F.D. EPS (1,2,3,4,5 Yrs.)                                      121.94%   98.50%    97.04%    74.33%   61.49%
EPS (5 Year Average)                                                                                         $84.84
EPS (5 Year Standard Deviation)                                                                              $40.71

                                                                      9
Pharmacy Buying Association                                       Months Ended
Subject Company                                                  September 30,
                                                                 2002      2003      January 16, 2004
                                                                -------  ------      ----------------
SELECTED LIQUIDITY, COVERAGE & LEVERAGE RATIOS
Current Ratio                                                             1.36
Collection Period (Days)                                                 19.40*
Inventory Turnover                                                       20.05*
Revenues/Assets (Avg.)                                                    9.18*
EBIT/Interest + Preferred Dividends                                      77.10*
EBITDA/CMLTD+Interest + Preferred Dividends                              85.60*
Equity/Assets (Avg.)                                                      0.35
Equity/Ttl.Capitalization (Avg.)                                          1.00

SELECTED PROFITABILITY RATIOS

Net Income Cont. Ops. Avail. Com./Revenues                       1.36%    0.63%*
Net Income Cont. Ops. Avail. Com./Avg. Equity                            16.62%*
Net Income Cont. Ops. Avail. Com./Avg. Assets                             5.74%*
Gross Profit/Revenues                                            6.61%    5.01%
Operating Expenses/Revenues                                      4.23%    3.94%
Taxes/Pre-Tax Income                                            43.05%   41.00%

SELECTED VALUATION MULTIPLES

Price Per Share                                                                           $710.28
Invested Capital Per Share                                                                $710.28
Price Per Share / LTM EPS - Continuing Operations                                            6.92x
Price Per Share / Wt. Avg. EPS Cont. Ops. (5 years)                                          6.84x
Price Per Share / Forecasted EPS                                                             7.72x
Price Per Share / Book Value Per Share                                                       1.00x
Price Per Share / Revenues Per Share (LTM)                                                   0.04x
Price Per Share / EBITDA Per Share (LTM)                                                     3.71x
Invested Capital Per Share / Revenues Per Share (LTM)                                        0.04x
Invested Capital Per Share / EBITDA Per Share (LTM)                                          3.71x

SELECTED GROWTH RATE CALCULATIONS

CAGR in Assets (1,2,3,4,5 Yrs.)
CAGR in Shareholders' Equity (1,2,3,4,5 Yrs.)
CAGR in Revenues (1,2,3,4,5 Yrs.)
CAGR in F.D. EPS Cont. Ops. (1,2,3,4,5 Yrs.)
EPS Cont. Ops. (5 Year Average)
EPS Cont. Ops. (5 Year Standard Deviation)
CAGR in F.D. EPS (1,2,3,4,5 Yrs.)
EPS (5 Year Average)
EPS (5 Year Standard Deviation)

           -----------------------------------------------------------
             EPS Cont. Ops. - Earnings per share before discontinued
               operations and/or extraordinary and nonrecurring items

             * Annualized
             ** As of 09/30/03
             *** As of 12/31/02
             **** Forecasted dividend rate
             ***** Before issue of preferred stock
             n/a - Not available
             nmf - Not meaningful
           -----------------------------------------------------------

SCHEDULE A (Dollars in Thousands, except per share data and ratios)

AmerisourceBergen                                                 For the Years Ended
ABC                                                                  September 30,
                                                           1998          1999           2000
                                                       -----------   ------------    -----------
SELECTED BALANCE SHEET ITEMS
Accounts Receivable                                            n/a   $    612,520    $   623,961
Inventory                                                      n/a      1,243,153      1,570,504
Current Assets                                                 n/a            n/a      2,320,619
Current Liabilities                                            n/a            n/a      1,751,469
Working Capital                                                n/a            n/a        569,150
Short Term Debt                                                n/a            n/a              0
Current Maturities LTD                                         n/a            n/a              0
Long Term Debt and Preferred Stock                         540,327        559,127        413,217
Common Stockholders' Equity                                 75,355        166,277        282,294
Total Capitalization (LT Debt + Equity)                    615,682        725,404        695,511
Total Assets                                             1,726,272      2,060,599      2,458,567

SELECTED INCOME STATEMENT ITEMS
Revenues                                                 9,503,037      9,807,363     11,645,021
Cost of Revenues                                         9,041,140      9,334,298     11,125,440
Gross Profit                                               461,897        473,065        519,581
Selling, General & Administrative Expenses                 306,666        299,171        318,579
Other Operating Expenses                                         0              0            568
Other Income (Expense)                                           0              0              0
Interest Expense                                               n/a         39,690         41,857
Depreciation and Amortization Expense                          n/a         17,373         16,109
Other Expenses                                                   0              0              0
Pre-Tax Income                                             155,231        134,204        158,577
Taxes                                                      103,301         51,297         61,086
Net Income From Continuing Operations                       51,930         82,907         97,491
Discontinued Operations and/or Extraordinary Items          (5,900)       (15,441)         1,523
Net Income                                                  46,030         67,466         99,014
Preferred Stock Dividends                                        0              0              0
Net Inc. From Cont. Ops. Avail. for Common Shares           51,930         82,907         97,491
Net Income Available for Common Shares                      46,030         67,466         99,014
EBITDA                                                     155,231        191,267        216,543

SELECTED PER SHARE DATA
LTM EPS From Continuing Operations                     $      1.02   $       1.60    $      1.87
Weighted Average EPS Cont. Ops. (5 Yr.)
Forecasted Next Year EPS
5 Year Forecasted EPS Growth
Fully Diluted EPS (As Reported)                        $      0.91   $       1.31    $      1.90
Dividend Per Share                                     $      0.00   $       0.00    $      0.00
Dividend Yield
Percentage Payout                                             0.00%          0.00%          0.00%
Last Twelve Months Revenues Per Share                  $    187.39   $     189.76    $    223.86
Last Twelve Months EBITDA Per Share                    $      3.06   $       3.70    $      4.16
Book Value Per Share                                           n/a            n/a    $      5.34
End of Period Shares Outstanding                               n/a            n/a     52,831,237
Weighted Average Shares Outstanding                     50,713,000     51,683,000     52,020,000

AmerisourceBergen                                                   For the Years Ended
ABC                                                                    September 30,
                                                            2001           2002               2003            January 16, 2004
                                                       ------------    ------------       ------------        ----------------
SELECTED BALANCE SHEET ITEMS
Accounts Receivable                                    $  2,142,663    $  2,222,156       $  2,295,437
Inventory                                                 5,056,257       5,437,878          5,733,837
Current Assets                                            7,512,502       8,349,637          8,858,518
Current Liabilities                                       5,532,453       6,099,517          6,256,102
Working Capital                                           1,980,049       2,250,120          2,602,416
Short Term Debt                                                   0               0                  0
Current Maturities LTD                                        2,468          60,819             61,430
Long Term Debt and Preferred Stock                        1,871,911       1,756,494          1,722,724
Common Stockholders' Equity                               2,838,564       3,316,338          4,005,317
Total Capitalization (LT Debt + Equity)                   4,710,475       5,072,832          5,728,041
Total Assets                                             10,291,245      11,213,012         12,040,125

SELECTED INCOME STATEMENT ITEMS
Revenues                                                 16,191,353      45,234,794         49,657,328
Cost of Revenues                                         15,491,235      43,210,320         47,410,168
Gross Profit                                                700,118       2,024,474          2,247,160
Selling, General & Administrative Expenses                  419,437       1,281,802          1,355,123
Other Operating Expenses                                     10,866           5,647              8,015
Other Income (Expense)                                            0         (24,244)            (8,930)
Interest Expense                                             47,853         140,734            144,744
Depreciation and Amortization Expense                        21,589          61,151             70,991
Other Expenses                                                    0               0              4,220
Pre-Tax Income                                              221,962         572,047            726,128
Taxes                                                        87,061         227,106            284,898
Net Income From Continuing Operations                       134,901         344,941            441,230
Discontinued Operations and/or Extraordinary Items          (11,105)              0                  0
Net Income                                                  123,796         344,941            441,230
Preferred Stock Dividends                                         0               0
Net Inc. From Cont. Ops. Avail. for Common Shares           134,901         344,941            441,230
Net Income Available for Common Shares                      123,796         344,941            441,230
EBITDA                                                      291,404         773,932            941,863

SELECTED PER SHARE DATA
LTM EPS From Continuing Operations                     $       2.15    $       3.16       $       3.89            $  3.89**
Weighted Average EPS Cont. Ops. (5 Yr.)                                                   $       2.93            $  2.93**
Forecasted Next Year EPS                                                                                          $  4.66
5 Year Forecasted EPS Growth                                                                                        15.00%
Fully Diluted EPS (As Reported)                        $       2.10    $       3.16       $       3.16
Dividend Per Share                                     $       0.00    $       0.10       $       0.10            $  0.10****
Dividend Yield                                                                                    0.19%              0.18%
Percentage Payout                                              0.00%           3.16%              3.16%              2.57%
Last Twelve Months Revenues Per Share                  $     257.80    $     403.06       $     428.25            $428.25**
Last Twelve Months EBITDA Per Share                    $       4.64    $       6.90       $       8.12            $  8.12**
Book Value Per Share                                   $      27.41    $      31.12       $      35.79            $ 35.79**
End of Period Shares Outstanding                        103,544,519     106,581,837        111,899,621*****
Weighted Average Shares Outstanding                      62,807,000     112,228,000        115,954,000

SCHEDULE A (Dollars in Thousands, except per share data and ratios)

AmerisourceBergen                                                           For the Years Ended
ABC                                                                            September 30,
                                                                                                                       January 16,
                                                           1998      1999      2000       2001       2002      2003       2004
                                                          -----     -----     -----      -----      -----     ------   -----------
SELECTED LIQUIDITY, COVERAGE &
  LEVERAGE RATIOS

Current Ratio                                               n/a       n/a       n/a       1.36       1.37       1.42
Collection Period (Days)                                    n/a       n/a     19.38      31.18      17.61      16.60
Inventory Turnover                                          n/a       n/a      7.91       4.68       8.24       8.49
Revenues/Assets (Avg.)                                     5.50      5.18      5.15       2.54       4.21       4.27
EBIT/Interest + Preferred Dividends                         n/a       n/a      4.79       5.64       5.06       6.02
EBITDA/CMLTD+Interest + Preferred Dividends                 n/a       n/a      5.17       5.79       3.84       4.57
Equity/Assets (Avg.)                                       0.04      0.06      0.10       0.24       0.29       0.31
Equity/Ttl.Capitalization (Avg.)                           0.12      0.18      0.32       0.58       0.63       0.68

SELECTED PROFITABILITY RATIOS

Net Income Cont. Ops. Avail. Com./Revenues                 0.55%     0.85%     0.84%      0.83%      0.76%      0.89%
Net Income Cont. Ops. Avail. Com./Avg. Equity             68.91%    68.62%    43.47%      8.65%     11.21%     12.05%
Net Income Cont. Ops. Avail. Com./Avg. Assets              3.01%     4.38%     4.31%      2.12%      3.21%      3.80%
Gross Profit/Revenues                                      4.86%     4.82%     4.46%      4.32%      4.48%      4.53%
Operating Expenses/Revenues                                3.23%     3.05%     2.74%      2.66%      2.85%      2.75%
Taxes/Pre-Tax Income                                      66.55%    38.22%    38.52%     39.22%     39.70%     39.24%

SELECTED VALUATION MULTIPLES

Price Per Share                                                                                               $54.05     $55.45
Invested Capital Per Share                                                                                    $69.99     $71.40
Price Per Share / LTM EPS - Continuing Operations                                                              13.89x     14.25x
Price Per Share / Wt. Avg. EPS Cont. Ops. (5 years)                                                            18.47x     18.95x
Price Per Share / Forecasted EPS                                                                                          11.90x
Price Per Share / Book Value Per Share                                                                          1.51x      1.55x
Price Per Share / Revenues Per Share (LTM)                                                                      0.13x      0.13x
Price Per Share / EBITDA Per Share (LTM)                                                                        6.65x      6.83x
Invested Capital Per Share / Revenues Per Share (LTM)                                                           0.16x      0.17x
Invested Capital Per Share / EBITDA Per Share (LTM)                                                             8.62x      8.79x

SELECTED GROWTH RATE CALCULATIONS

CAGR in Assets (1,2,3,4,5 Yrs.)                                     19.37%    19.34%     81.32%     59.64%     47.47%
CAGR in Revenues (1,2,3,4,5 Yrs.)                                    3.20%    10.70%     19.44%     47.71%     39.20%
CAGR in F.D. EPS Cont. Ops. (1,2,3,4,5 Yrs.)                        56.66%    35.28%     28.01%     32.54%     30.60%
EPS Cont. Ops. (5 Year Average)                                                                               $ 2.54
EPS Cont. Ops. (5 Year Standard Deviation)                                                                    $ 0.86
CAGR in F.D. EPS (1,2,3,4,5 Yrs.)                                   43.96%    44.50%     32.15%     36.51%     28.27%
EPS (5 Year Average)                                                                                          $ 2.33
EPS (5 Year Standard Deviation)                                                                               $ 0.73

--------------------------------------------------------------------------------
            EPS Cont. Ops. - Earnings per share before discontinued
             operations and/or extraordinary and nonrecurring items

** As of 09/30/03
**** Indicated dividend
***** As of 7/31/03
n/a - Not available
nmf - Not meaningful
--------------------------------------------------------------------------------

SCHEDULE A (Dollars in Thousands, except per share data and ratios)


Cardinal Health                                                             For the Years Ended
CAH                                                                              June 30,
                                                 1998            1999               2000              2001              2002
                                             ------------    ------------      -------------      ------------     -------------
SELECTED BALANCE SHEET ITEMS
Accounts Receivable                                   n/a             n/a      $   2,398,800      $  2,408,700     $   2,295,400
Inventory                                             n/a             n/a          4,657,000         6,286,100         7,361,000
Current Assets                                        n/a             n/a          8,445,400        10,716,300        11,906,600
Current Liabilities                                   n/a             n/a          5,546,700         6,574,800         6,810,400
Working Capital                                       n/a             n/a          2,898,700         4,141,500         5,096,200
Short Term Debt                                       n/a             n/a            414,100             8,300               800
Current Maturities LTD                                n/a             n/a              9,300             5,900            17,400
Long Term Debt and Preferred Stock              1,362,200       1,224,500          1,524,500         1,871,000         2,207,000
Common Stockholders' Equity                     3,389,900       3,894,600          4,400,400         5,437,100         6,393,000
Total Capitalization (LT Debt + Equity)         4,752,100       5,119,100          5,924,900         7,308,100         8,600,000
Total Assets                                    8,876,800       9,682,700         12,024,100        14,642,400        16,438,000

SELECTED INCOME STATEMENT ITEMS
Revenues                                       28,385,900      32,732,900         38,349,900        47,947,600        51,135,700
Cost of Revenues                                      n/a      29,925,000         35,253,700        44,336,000        47,089,500
Gross Profit                                          n/a       2,807,900          3,096,200         3,611,600         4,046,200
Selling, General & Administrative Expenses            n/a       1,697,200          1,709,500         1,950,700         2,073,800
Other Operating Expenses                              n/a               0             41,500            48,900                 0
Other Income (Expense)                                n/a               0                  0                 0                 0
Interest Expense                                      n/a         132,900            138,700           154,900           132,500
Depreciation and Amortization Expense                 n/a         248,200            257,000           280,600           243,500
Other Expenses                                        n/a               0                  0           124,900           138,600
Pre-Tax Income                                        n/a         977,800          1,206,500         1,332,200         1,701,300
Taxes                                                 n/a         356,200            438,900           474,800           575,000
Net Income From Continuing Operations             474,300         621,600            767,600           857,400         1,126,300
Discontinued Operations and/or
  Extraordinary Items                                   0        (122,300)           (49,800)                0           (70,100)
Net Income                                        474,300         499,300            717,800           857,400         1,056,200
Preferred Stock Dividends                               0               0                  0                 0                 0
Net Inc. From Cont. Ops. Avail. for
  Common Shares                                   474,300         621,600            767,600           857,400         1,126,300
Net Income Available for Common Shares            474,300         499,300            717,800           857,400         1,056,200
EBITDA                                                n/a       1,358,900          1,602,200         1,767,700         2,077,300

SELECTED PER SHARE DATA
LTM EPS From Continuing Operations           $       1.07    $       1.39      $        1.71      $       1.88     $        2.45
Weighted Average EPS Cont. Ops. (5 Yr.)
Forecasted Next Year EPS
5 Year Forecasted EPS Growth
Fully Diluted EPS (As Reported)              $       1.07    $       1.12      $        1.60      $       1.88     $        2.30
Dividend Per Share                           $       0.05    $       0.07      $        0.07      $       0.09     $        0.10
Dividend Yield
Percentage Payout                                    4.58%           5.98%              4.38%             4.52%             4.35%
Last Twelve Months Revenues Per Share        $      64.04    $      73.42      $       85.47      $     105.26     $      111.19
Last Twelve Months EBITDA Per Share          $       0.00    $       3.05      $        3.57      $       3.88     $        4.52
Book Value Per Share                                  n/a             n/a                n/a      $      12.12     $       14.24
End of Period Shares Outstanding                      n/a             n/a                n/a       448,700,000       448,800,000
Weighted Average Shares Outstanding           443,271,028     445,803,571        448,700,000       455,500,000       459,900,000

Cardinal Health                                                               3
CAH                                        For the Years Ended          Months Ended
                                                  June 30,              September 30,             January 16,
                                                  2003             2002             2003             2004
                                             -------------     ------------     -------------     -----------
SELECTED BALANCE SHEET ITEMS                                            (Unaudited)
Accounts Receivable                          $   2,784,400                      $   2,996,100
Inventory                                        7,623,300                          8,253,700
Current Assets                                  13,249,600                         13,333,000
Current Liabilities                              7,314,400                          8,056,300
Working Capital                                  5,935,200                          5,276,700
Short Term Debt                                          0                                  0
Current Maturities LTD                             228,700                            217,100
Long Term Debt and Preferred Stock               2,471,900                          2,506,900
Common Stockholders' Equity                      7,758,100                          7,122,600
Total Capitalization (LT Debt + Equity)         10,230,000                          9,629,500
Total Assets                                    18,521,400                          18,649,30

SELECTED INCOME STATEMENT ITEMS
Revenues                                        56,737,000       13,086,100        13,498,700
Cost of Revenues                                52,227,000       12,079,200        12,415,500
Gross Profit                                     4,510,000        1,006,900         1,083,200
Selling, General & Administrative Expenses       2,228,200          520,700           547,600
Other Operating Expenses                                 0                0                 0
Other Income (Expense)                                   0                0                 0
Interest Expense                                   115,300           30,600            28,000
Depreciation and Amortization Expense              265,800           62,200            68,700
Other Expenses                                      39,900           18,700            13,200
Pre-Tax Income                                   2,126,600          436,900           494,400
Taxes                                              714,700          148,600           164,000
Net Income From Continuing Operations            1,411,900          288,300           330,400
Discontinued Operations and/or
  Extraordinary Items                               (6,100)               0            (1,800)
Net Income                                       1,405,800          288,300           328,600
Preferred Stock Dividends                                0                0                 0
Net Inc. From Cont. Ops. Avail. for
  Common Shares                                  1,411,900          288,300           330,400
Net Income Available for Common Shares           1,405,800          288,300           328,600
EBITDA                                           2,507,700          529,700           591,100

SELECTED PER SHARE DATA
LTM EPS From Continuing Operations           $        3.12     $       2.56     $        3.22      $  3.22**
Weighted Average EPS Cont. Ops. (5 Yr.)      $        2.39                                         $  2.39***
Forecasted Next Year EPS                                                                           $  4.25
5 Year Forecasted EPS Growth                                                                         15.30%
Fully Diluted EPS (As Reported)              $        3.10     $       0.64     $        0.74
Dividend Per Share                           $        0.11     $       0.03     $        0.03      $  0.04****
Dividend Yield                                        0.16%                                           0.06%
Percentage Payout                                     3.39%            4.10%             3.55%        1.09%
Last Twelve Months Revenues Per Share        $      124.34                      $      127.94      $127.94**
Last Twelve Months EBITDA Per Share          $        5.50                      $        5.75      $  5.75**
Book Value Per Share                         $       17.30                      $       16.45      $ 16.45**
End of Period Shares Outstanding               448,400,000                        432,941,735
Weighted Average Shares Outstanding            456,300,000      454,200,000       446,700,000

SCHEDULE A (Dollars in Thousands, except per share data and ratios)

Cardinal Health                                                    For the Years Ended
CAH                                                                      June 30,
                                                  1998      1999      2000       2001       2002      2003
                                                 -----     -----     -----      -----      -----     ------
SELECTED LIQUIDITY, COVERAGE &
  LEVERAGE RATIOS
Current Ratio                                      n/a       n/a      1.52       1.63       1.75       1.81
Collection Period (Days)                           n/a       n/a     22.83      18.30      16.79      16.34
Inventory Turnover                                 n/a       n/a      7.57       8.10       6.90       6.97
Revenues/Assets (Avg.)                            3.20      3.53      3.53       3.60       3.29       3.25
EBIT/Interest + Preferred Dividends                n/a       n/a      9.70       9.60      13.84      19.44
EBITDA/CMLTD+Interest + Preferred
  Dividends                                        n/a       n/a     10.83      10.99      13.86       7.29
Equity/Assets (Avg.)                              0.38      0.39      0.38       0.37       0.38       0.40
Equity/Ttl.Capitalization (Avg.)                  0.71      0.74      0.75       0.74       0.74       0.75

SELECTED PROFITABILITY RATIOS
Net Income Cont. Ops. Avail
  Com./Revenues                                   1.67%     1.90%     2.00%      1.79%      2.20%      2.49%
Net Income Cont. Ops. Avail
  Com./Avg. Equity                               13.99%    17.07%    18.51%     17.43%     19.04%     19.95%
Net Income Cont. Ops. Avail
  Com./Avg. Assets                                5.34%     6.70%     7.07%      6.43%      7.25%      8.08%
Gross Profit/Revenues                             0.00%     8.58%     8.07%      7.53%      7.91%      7.95%
Operating Expenses/Revenues                       0.00%     5.18%     4.57%      4.17%      4.06%      3.93%
Taxes/Pre-Tax Income                               n/a       n/a     36.38%     35.64%     33.80%     33.61%

SELECTED VALUATION MULTIPLES
Price Per Share                                                                                      $64.30
Invested Capital Per Share                                                                           $70.32
Price Per Share / LTM EPS - Continuing
  Operations                                                                                          20.61x
Price Per Share / Wt. Avg. EPS Cont
  Ops. (5 years)                                                                                      26.90x
Price Per Share / Forecasted EPS
Price Per Share / Book Value Per Share                                                                 3.72x
Price Per Share / Revenues Per Share (LTM)                                                             0.52x
Price Per Share / EBITDA Per Share (LTM)                                                              11.70x
Invested Capital Per Share / Revenues
  Per Share (LTM)                                                                                      0.57x
Invested Capital Per Share / EBITDA Per
  Share (LTM)                                                                                         12.80x

SELECTED GROWTH RATE CALCULATIONS
CAGR in Assets (1,2,3,4,5 Yrs.)                             9.08%    16.39%     18.15%     16.65%     15.85%
CAGR in Revenues (1,2,3,4,5 Yrs.)                          15.31%    16.23%     19.09%     15.85%     14.86%
CAGR in F.D. EPS Cont. Ops. (1,2,3,4,5 Yrs.)               30.31%    26.44%     20.67%     23.01%     23.87%
EPS Cont. Ops. (5 Year Average)                                                                      $ 2.11
EPS Cont. Ops. (5 Year Standard Deviation)                                                           $ 0.61
CAGR in F.D. EPS (1,2,3,4,5 Yrs.)                           4.67%    22.28%     20.67%     21.08%     23.71%
EPS (5 Year Average)                                                                                 $ 2.00
EPS (5 Year Standard Deviation)                                                                      $ 0.67

                                                        3
Cardinal Health                                   Months Ended
CAH                                               September 30,     January 16,
                                                  2002      2003       2004
                                                 -----     -----    -----------
SELECTED LIQUIDITY, COVERAGE &
  LEVERAGE RATIOS
Current Ratio                                               1.65
Collection Period (Days)                                   18.46*
Inventory Turnover                                          6.62*
Revenues/Assets (Avg.)                                      3.07*
EBIT/Interest + Preferred Dividends                        20.38*
EBITDA/CMLTD+Interest + Preferred
  Dividends                                                 7.79*
Equity/Assets (Avg.)                                        0.40
Equity/Ttl.Capitalization (Avg.)                            0.75

SELECTED PROFITABILITY RATIOS
Net Income Cont. Ops. Avail
  Com./Revenues                                   2.20%     2.54%*
Net Income Cont. Ops. Avail
  Com./Avg. Equity                                         19.54%*
Net Income Cont. Ops. Avail
  Com./Avg. Assets                                          7.82%*
Gross Profit/Revenues                             7.69%     8.02%
Operating Expenses/Revenues                       3.98%     4.06%
Taxes/Pre-Tax Income                             34.01%    33.17%

SELECTED VALUATION MULTIPLES
Price Per Share                                                       $59.97
Invested Capital Per Share                                            $66.26
Price Per Share / LTM EPS - Continuing
  Operations                                                           18.62x
Price Per Share / Wt. Avg. EPS Cont
  Ops. (5 years)                                                       25.09x
Price Per Share / Forecasted EPS                                       14.11x
Price Per Share / Book Value Per Share                                  3.65x
Price Per Share / Revenues Per Share (LTM)                              0.47x
Price Per Share / EBITDA Per Share (LTM)                               10.43x
Invested Capital Per Share / Revenues
  Per Share (LTM)                                                       0.52x
Invested Capital Per Share / EBITDA Per
  Share (LTM)                                                          11.52x

SELECTED GROWTH RATE CALCULATIONS
CAGR in Assets (1,2,3,4,5 Yrs.)
CAGR in Revenues (1,2,3,4,5 Yrs.)
CAGR in F.D. EPS Cont. Ops. (1,2,3,4,5 Yrs.)
EPS Cont. Ops. (5 Year Average)
EPS Cont. Ops. (5 Year Standard Deviation)
CAGR in F.D. EPS (1,2,3,4,5 Yrs.)
EPS (5 Year Average)
EPS (5 Year Standard Deviation)

--------------------------------------------------------------------------------
            EPS Cont. Ops. - Earnings per share before discontinued
             operations and/or extraordinary and nonrecurring items

* Annualized
** As of 09/30/03
*** As of 06/30/03
**** Indicated dividend
n/a - Not available
nmf - Not meaningful
--------------------------------------------------------------------------------

SCHEDULE A (Dollars in Thousands, except per share data and ratios)


D&K Healthcare Resources                                                    For the Years Ended
DKHR                                                                             June 30,
                                              1998          1999           2000            2001            2002             2003
                                           ----------    ----------     ----------     -----------     -----------     ------------
SELECTED BALANCE SHEET ITEMS
Accounts Receivable                        $   14,889    $   29,923     $   45,131     $    31,217     $    31,217     $    122,982
Inventory                                     165,628       202,467        214,739         364,244         364,244          257,984
Current Assets                                181,824       237,494        270,050         413,914         413,914          404,129
Current Liabilities                           153,299       143,938        172,517         231,278         231,278          188,490
Working Capital                                28,525        93,556         97,533         182,636         182,636          215,639
Short Term Debt                                     0             0              0               0               0                0
Current Maturities LTD                            403           305            320           2,270           2,270            1,677
Long Term Debt and Preferred Stock             40,449        99,647         94,489          81,457          81,457          110,423
Common Stockholders' Equity                    40,887        45,265         57,510         167,397         167,397          170,079
Total Capitalization (LT Debt + Equity)        81,336       144,912        151,999         248,854         248,854          280,502
Total Assets                                  236,990       294,419        330,204         483,138         483,138          472,695

SELECTED INCOME STATEMENT ITEMS
Revenues                                      815,319     1,458,047      1,645,993       2,453,748       2,453,748        2,223,388
Cost of Revenues                              773,783     1,401,625      1,577,169       2,350,917       2,350,917        2,132,689
Gross Profit                                   41,536        56,422         68,824         102,831         102,831           90,699
Selling, General & Administrative
  Expenses                                     26,694        34,123         41,878          56,492          56,492           54,312
Other Operating Expenses                            0             0            563             710             710               13
Other Income (Expense)                          1,061         1,743          1,959             667             667           (1,598)
Interest Expense                                5,266        10,643         13,311          10,386          10,386           11,070
Depreciation and Amortization Expense           1,647         3,118          3,428           4,456           4,456            2,492
Other Expenses                                      0             0              0             738             738              713
Pre-Tax Income                                 10,637        13,399         15,031          35,172          35,172           22,993
Taxes                                           4,012         5,200          5,887          14,113          14,113            9,058
Net Income From Continuing Operations           6,625         8,199          9,144          21,059          21,059           13,935
Discontinued Operations and/or
  Extraordinary Items                               0             0              0               0               0           (4,249)
Net Income                                      6,625         8,199          9,144          21,059          21,059            9,686
Preferred Stock Dividends                           0             0              0               0               0                0
Net Inc. From Cont. Ops. Avail. for
  Common Shares                                 6,625         8,199          9,144          21,059          21,059           13,935
Net Income Available for Common Shares          6,625         8,199          9,144          21,059          21,059            9,686
EBITDA                                         17,550        27,160         31,770          50,014          50,014           36,555

SELECTED PER SHARE DATA
LTM EPS From Continuing Operations         $     0.79    $     0.92     $     1.01     $      1.42     $      1.42     $       0.95
Weighted Average EPS Cont. Ops. (5 Yr.)                                                $      1.10     $      1.23     $       1.18
Forecasted Next Year EPS
5 Year Forecasted EPS Growth
Fully Diluted EPS (As Reported)            $     0.79    $     0.92     $     1.01     $      1.42     $      1.42     $       0.65
Dividend Per Share                         $     0.00    $     0.00     $     0.00     $      0.04     $      0.08     $       0.08
Dividend Yield                                                                                                                 0.50%
Percentage Payout                                0.00%         0.00%          0.00%           2.82%           5.63%           12.31%
Last Twelve Months Revenues Per Share      $    96.60    $   160.23     $   180.25     $    167.17     $    167.17     $     153.20
Last Twelve Months EBITDA Per Share        $     2.08    $     2.98     $     3.48     $      3.41     $      3.41     $       2.52
Book Value Per Share                       $     4.67    $     5.40     $     6.52     $     11.50     $     11.50     $      12.16
End of Period Shares Outstanding            8,747,762     8,375,858      8,823,262      14,553,802      14,553,802       13,984,300
Weighted Average Shares Outstanding         8,439,752     9,099,752      9,131,514      14,677,781      14,677,781       14,513,116

                                                         3
D&K Healthcare Resources                          Months Ended
DKHR                                              September 30,               January 16,
                                               2002           2003               2004
                                           -----------    -----------         -----------
SELECTED BALANCE SHEET ITEMS                       (Unaudited)
Accounts Receivable                                       $   100,507
Inventory                                                     321,856
Current Assets                                                445,994
Current Liabilities                                           187,402
Working Capital                                               258,592
Short Term Debt                                                     0
Current Maturities LTD                                          1,510
Long Term Debt and Preferred Stock                            149,689
Common Stockholders' Equity                                   170,817
Total Capitalization (LT Debt + Equity)                       320,506
Total Assets                                                  511,615

SELECTED INCOME STATEMENT ITEMS
Revenues                                       533,966        478,548
Cost of Revenues                               512,913        460,460
Gross Profit                                    21,053         18,088
Selling, General & Administrative
  Expenses                                      13,544         13,188
Other Operating Expenses                             0              0
Other Income (Expense)                             (54)            36
Interest Expense                                 2,513          2,147
Depreciation and Amortization Expense              637            656
Other Expenses                                     128            234
Pre-Tax Income                                   4,814          2,555
Taxes                                            1,952          1,088
Net Income From Continuing Operations            2,862          1,467
Discontinued Operations and/or
  Extraordinary Items                           (4,249)             0
Net Income                                      (1,387)         1,467
Preferred Stock Dividends                            0              0
Net Inc. From Cont. Ops. Avail. for
  Common Shares                                  2,862          1,467
Net Income Available for Common Shares          (1,387)         1,467
EBITDA                                           7,964          5,358

SELECTED PER SHARE DATA
LTM EPS From Continuing Operations         $      1.36    $      0.86         $  0.86**
Weighted Average EPS Cont. Ops. (5 Yr.)                                       $  1.18***
Forecasted Next Year EPS                                                      $  1.17
5 Year Forecasted EPS Growth                                                    14.00%
Fully Diluted EPS (As Reported)                 ($0.10)   $      0.10*****
Dividend Per Share                         $      0.02    $      0.02         $  0.03****
Dividend Yield                                                                   0.19%
Percentage Payout                               -20.00%         20.00%           3.10%
Last Twelve Months Revenues Per Share                     $    152.74         $152.74**
Last Twelve Months EBITDA Per Share                       $      2.39         $  2.39**
Book Value Per Share                                      $     12.22         $ 12.22**
End of Period Shares Outstanding                           13,973,603
Weighted Average Shares Outstanding         14,850,000     14,194,000

SCHEDULE A (Dollars in Thousands, except per share data and ratios)


D&K Healthcare Resources                                           For the Years Ended
DKHR                                                                     June 30,
                                                  1998      1999      2000      2001      2002     2003
                                                 -----     -----     -----     -----     -----    ------
SELECTED LIQUIDITY, COVERAGE &
  LEVERAGE RATIOS
Current Ratio                                     1.19      1.65      1.57      1.79      1.79      2.14
Collection Period (Days)                          6.67      5.61      8.32      5.68      4.64     12.66
Inventory Turnover                                4.67       n/a      7.56      8.12      6.45      6.86
Revenues/Assets (Avg.)                            3.44       n/a      5.27      6.03      5.08      4.65
EBIT/Interest + Preferred Dividends               3.02      2.26      2.13      4.39      4.39      3.08
EBITDA/CMLTD+Interest + Preferred
  Dividends                                       3.10      2.48      2.33      3.95      3.95      2.87
Equity/Assets (Avg.)                              0.17       n/a      0.16      0.28      0.35      0.35
Equity/Ttl.Capitalization (Avg.)                  0.50      0.38      0.35      0.56      0.67      0.64

SELECTED PROFITABILITY RATIOS
Net Income Cont. Ops. Avail
  Com./Revenues                                   0.81%     0.56%     0.56%     0.86%     0.86%     0.63%
Net Income Cont. Ops. Avail. Com./Avg
  Equity                                         16.20%    19.03%    17.79%    18.73%    12.58%     8.26%
Net Income Cont. Ops. Avail. Com./Avg
  Assets                                          2.80%      n/a      2.93%     5.18%     4.36%     2.92%
Gross Profit/Revenues                             5.09%     3.87%     4.18%     4.19%     4.19%     4.08%
Operating Expenses/Revenues                       3.27%     2.34%     2.58%     2.33%     2.33%     2.44%
Taxes/Pre-Tax Income                             37.72%    38.81%    39.17%    40.13%    40.13%    39.39%

SELECTED VALUATION MULTIPLES

Price Per Share                                                                                   $16.14
Invested Capital Per Share                                                                        $24.16
Price Per Share / LTM EPS - Continuing
  Operations                                                                                      16.99x
Price Per Share / Wt. Avg. EPS Cont
  Ops. (5 years)                                                                                  13.73x
Price Per Share / Forecasted EPS
Price Per Share / Book Value Per Share                                                             1.33x
Price Per Share / Revenues Per Share (LTM)                                                         0.11x
Price Per Share / EBITDA Per Share (LTM)                                                           6.41x
Invested Capital Per Share / Revenues Per
  Share (LTM)                                                                                      0.16x
Invested Capital Per Share / EBITDA Per
  Share (LTM)                                                                                      9.59x

SELECTED GROWTH RATE CALCULATIONS

CAGR in Assets (1,2,3,4,5 Yrs.)                              n/a       n/a       n/a       n/a       n/a
CAGR in Revenues (1,2,3,4,5 Yrs.)                            n/a       n/a       n/a       n/a       n/a
CAGR in F.D. EPS Cont. Ops. (1,2,3,4,5 Yrs.)                 n/a       n/a       n/a       n/a       n/a
EPS Cont. Ops. (5 Year Average)                                                                   $ 1.14
EPS Cont. Ops. (5 Year Standard Deviation)                                                        $ 0.23
CAGR in F.D. EPS (1,2,3,4,5 Yrs.)                            n/a       n/a       n/a       n/a       n/a
EPS (5 Year Average)                                                                              $ 1.08
EPS (5 Year Standard Deviation)                                                                   $ 0.30

                                                       3
D&K Healthcare Resources                          Months Ended
DKHR                                              September 30,       January 16,
                                                 2002      2003           2004
                                                -----     -----       -----------
SELECTED LIQUIDITY, COVERAGE &
  LEVERAGE RATIOS
Current Ratio                                              2.38
Collection Period (Days)                                  18.81*
Inventory Turnover                                         7.18*
Revenues/Assets (Avg.)                                     4.41*
EBIT/Interest + Preferred Dividends                        2.94*
EBITDA/CMLTD+Interest + Preferred
  Dividends                                                2.78*
Equity/Assets (Avg.)                                       0.35
Equity/Ttl.Capitalization (Avg.)                           0.57

SELECTED PROFITABILITY RATIOS
Net Income Cont. Ops. Avail
  Com./Revenues                                  0.54%     0.58%*
Net Income Cont. Ops. Avail. Com./Avg
  Equity                                                   7.36%*
Net Income Cont. Ops. Avail. Com./Avg
  Assets                                                   2.55%*
Gross Profit/Revenues                            3.94%     3.78%
Operating Expenses/Revenues                      2.54%     2.76%
Taxes/Pre-Tax Income                            40.55%    42.58%

SELECTED VALUATION MULTIPLES

Price Per Share                                                         $13.76
Invested Capital Per Share                                              $24.58
Price Per Share / LTM EPS - Continuing
  Operations                                                             16.00x
Price Per Share / Wt. Avg. EPS Cont
  Ops. (5 years)                                                         11.71x
Price Per Share / Forecasted EPS                                         11.76x
Price Per Share / Book Value Per Share                                    1.13x
Price Per Share / Revenues Per Share (LTM)                                0.09x
Price Per Share / EBITDA Per Share (LTM)                                  5.75x
Invested Capital Per Share / Revenues Per
  Share (LTM)                                                             0.16x
Invested Capital Per Share / EBITDA Per
  Share (LTM)                                                            10.28x

SELECTED GROWTH RATE CALCULATIONS

CAGR in Assets (1,2,3,4,5 Yrs.)
CAGR in Revenues (1,2,3,4,5 Yrs.)
CAGR in F.D. EPS Cont. Ops. (1,2,3,4,5 Yrs.)
EPS Cont. Ops. (5 Year Average)
EPS Cont. Ops. (5 Year Standard Deviation)
CAGR in F.D. EPS (1,2,3,4,5 Yrs.)
EPS (5 Year Average)
EPS (5 Year Standard Deviation)

--------------------------------------------------------------------------------
            EPS Cont. Ops. - Earnings per share before discontinued
             operations and/or extraordinary and nonrecurring items

* Annualized
** As of 09/30/03
*** As of 06/30/03
**** Indicated dividend
***** EPS Cont. Ops. = $0.19 9/30/02
n/a - Not available
nmf - Not meaningful
--------------------------------------------------------------------------------

SCHEDULE A (Dollars in Thousands, except per share data and ratios)


DrugMax
DMAX                                                                         March 31,
                                                     2000             2001             2002             2003
                                                  ---------        ---------        ---------        ---------
SELECTED BALANCE SHEET ITEMS
Accounts Receivable                                  $4,106          $14,864          $14,002          $11,340
Inventory                                             1,416           10,694           20,682           19,459
Current Assets                                       11,683           28,395           37,966           34,719
Current Liabilities                                   6,521           24,472           33,876           31,453
Working Capital                                       5,161            3,923            4,089            3,266
Short Term Debt                                       2,391           11,944           18,930           15,947
Current Maturities LTD                                    5              667              676              470
Long Term Debt and Preferred Stock                        0            1,111              478               36
Common Stockholders' Equity                          31,993           26,578           31,467           18,284
Total Capitalization (LT Debt + Equity)              31,993           27,689           31,945           18,320
Total Assets                                         38,514           54,631           66,303           50,274

SELECTED INCOME STATEMENT ITEMS
Revenues                                             21,051          177,713          271,288          291,752
Cost of Revenues                                     20,907          172,182          263,775          283,647
Gross Profit                                            144            5,531            7,513            8,105
Selling, General & Administrative Expenses            2,019            7,961            5,649            8,087
Other Operating Expenses                                  0                0                0                0
Other Income (Expense)                                   51              242              162              143
Interest Expense                                        107            2,106            1,122            1,169
Depreciation and Amortization Expense                   495            2,798              260              325
Other Expenses                                           26                0                0                0
Pre-Tax Income                                       (1,957)          (4,294)             904           (1,008)
Taxes                                                    13            1,776           (1,104)           4,673
Net Income From Continuing Operations                (1,970)          (6,070)           2,007           (5,681)
Discontinued Operations and/or Extraordinary
  Items                                                 (19)          (3,236)               0           (7,481)
Net Income                                           (1,989)          (9,306)           2,007          (13,162)
Preferred Stock Dividends                                 0                0                0                0
Net Inc. From Cont. Ops. Avail. for Common
  Shares                                             (1,970)          (6,070)           2,007           (5,681)
Net Income Available for Common Shares               (1,989)          (9,306)           2,007          (13,162)
EBITDA                                               (1,355)             610            2,286              485

SELECTED PER SHARE DATA
LTM EPS From Continuing Operations                   ($0.51)          ($0.95)           $0.28           ($0.80)
Weighted Average EPS Cont. Ops. (5 Yr.)                                                                    n/a
Forecasted Next Year EPS
5 Year Forecasted EPS Growth
Fully Diluted EPS (As Reported)                      ($0.51)          ($1.45)           $0.28           ($1.85)
Dividend Per Share                                    $0.00            $0.00            $0.00            $0.00
Dividend Yield                                                                                            0.00%
Percentage Payout                                      0.00%            0.00%            0.00%            0.00%
Last Twelve Months Revenues Per Share                 $5.43           $27.68           $38.56           $40.98
Last Twelve Months EBITDA Per Share                  ($0.35)           $0.09            $0.32            $0.07
Book Value Per Share                                  $5.16            $4.11            $4.42            $2.57
End of Period Shares Outstanding                  6,200,499        6,468,754        7,119,172        7,119,172
Weighted Average Shares Outstanding               3,875,445        6,419,950        7,034,969        7,119,172

                                                              6
DrugMax                                                 Months Ended
DMAX                                                    September 30,               January 16,
                                                    2002             2003              2004
                                                 ---------        ---------         -----------
SELECTED BALANCE SHEET ITEMS                             (Unaudited)
Accounts Receivable                                                 $13,614
Inventory                                                            18,535
Current Assets                                                       34,053
Current Liabilities                                                  31,828
Working Capital                                                       2,225
Short Term Debt                                                      18,422
Current Maturities LTD                                                  223
Long Term Debt and Preferred Stock                                      221
Common Stockholders' Equity                                          18,377
Total Capitalization (LT Debt + Equity)                              18,597
Total Assets                                                         50,441

SELECTED INCOME STATEMENT ITEMS
Revenues                                           136,840          120,848
Cost of Revenues                                   132,579          116,726
Gross Profit                                         4,261            4,123
Selling, General & Administrative Expenses           4,541            3,670
Other Operating Expenses                                 0                0
Other Income (Expense)                                  74              476
Interest Expense                                       589              928
Depreciation and Amortization Expense                  166              106
Other Expenses                                           0                0
Pre-Tax Income                                        (796)               1
Taxes                                                4,593                0
Net Income From Continuing Operations               (5,389)               1
Discontinued Operations and/or Extraordinary
  Items                                             (7,481)               0
Net Income                                         (12,870)               1
Preferred Stock Dividends                                0                0
Net Inc. From Cont. Ops. Avail. for Common
  Shares                                            (5,389)               1
Net Income Available for Common Shares             (12,870)               1
EBITDA                                                 (41)           1,035

SELECTED PER SHARE DATA
LTM EPS From Continuing Operations                     n/a           ($0.04)        ($0.04)**
Weighted Average EPS Cont. Ops. (5 Yr.)                                                n/a***
Forecasted Next Year EPS                                                               n/a
5 Year Forecasted EPS Growth                        ($0.76)                            n/a
Fully Diluted EPS (As Reported)                     ($1.81)           $0.00*****
Dividend Per Share                                   $0.00            $0.00          $0.00****
Dividend Yield                                                                        0.00%
Percentage Payout                                     0.00%             nmf           0.00%
Last Twelve Months Revenues Per Share                                $38.18         $38.18**
Last Twelve Months EBITDA Per Share                                   $0.22          $0.22**
Book Value Per Share                                                  $2.56          $2.56**
End of Period Shares Outstanding                                  7,178,976
Weighted Average Shares Outstanding              7,119,172        7,223,164

SCHEDULE A (Dollars in Thousands, except per share data and ratios)

                                                                                                           6
DrugMax                                                                                              Months Ended
DMAX                                                               March 31,                        September 30,       January 16,
                                                   2000       2001         2002        2003       2002          2003       2004
                                                  ------     ------      -------     -------     -------       ------   -----------
SELECTED LIQUIDITY, COVERAGE &
  LEVERAGE RATIOS
Current Ratio                                       1.79        1.16        1.12        1.10                    1.07
Collection Period (Days)                           71.20       19.48       19.42       15.85                   16.51*
Inventory Turnover                                 14.76       28.44       16.81       14.13                   14.10*
Revenues/Assets (Avg.)                              0.55        3.82        4.49        5.01                    5.48*
EBIT/Interest + Preferred Dividends               -17.28       -1.04        1.81        0.14                    0.86*
EBITDA/CMLTD+Interest + Preferred Dividends       -12.10        0.22        1.27        0.30                    0.90*
Equity/Assets (Avg.)                                0.83        0.63        0.48        0.43                    0.36
Equity/Ttl.Capitalization (Avg.)                    1.00        0.98        0.97        0.99                    0.99

SELECTED PROFITABILITY RATIOS
Net Income Cont. Ops. Avail. Com./Revenues        -9.36%      -3.42%        0.74%      -1.95%      -3.94%      -0.11%*
Net Income Cont. Ops. Avail. Com./Avg
  Equity                                          -6.16%     -20.73%        6.92%     -22.84%                  -1.59%*
Net Income Cont. Ops. Avail. Com./Avg
  Assets                                          -5.11%     -13.03%        3.32%      -9.75%                  -0.58%*
Gross Profit/Revenues                              0.68%       3.11%        2.77%       2.78%       3.11%       3.41%
Operating Expenses/Revenues                        9.71%       4.48%        2.08%       2.77%       3.32%       3.04%
Taxes/Pre-Tax Income                              -0.65%     -41.36%     -122.13%    -463.56%    -577.22%       0.00%

SELECTED VALUATION MULTIPLES

Price Per Share                                                                     $   1.24                              $ 1.99
Invested Capital Per Share                                                          $   3.55                              $ 4.62
Price Per Share / LTM EPS - Continuing
  Operations                                                                             nmf                                 nmf
Price Per Share / Wt. Avg. EPS Cont. Ops
  (5 years)                                                                              n/a                                 n/a
Price Per Share / Forecasted EPS                                                                                             n/a
Price Per Share / Book Value Per Share                                                  0.48x                               0.78x
Price Per Share / Revenues Per Share (LTM)                                              0.03x                               0.05x
Price Per Share / EBITDA Per Share (LTM)                                               18.19x                               9.20x
Invested Capital Per Share / Revenues Per
  Share (LTM)                                                                           0.09x                               0.12x
Invested Capital Per Share / EBITDA Per
  Share (LTM)                                                                          52.08x                              21.35x

SELECTED GROWTH RATE CALCULATIONS

CAGR in Assets (1,2,3,4,5 Yrs.)                      n/a         n/a         n/a         n/a
CAGR in Revenues (1,2,3,4,5 Yrs.)                    n/a         n/a         n/a         n/a
CAGR in F.D. EPS Cont. Ops. (1,2,3,4,5 Yrs.)         n/a         n/a         n/a         n/a
EPS Cont. Ops. (5 Year Average)                                                          n/a
EPS Cont. Ops. (5 Year Standard Deviation)                                               n/a
CAGR in F.D. EPS (1,2,3,4,5 Yrs.)                    n/a         n/a         n/a         n/a
EPS (5 Year Average)                                                                     n/a
EPS (5 Year Standard Deviation)                                                          n/a

--------------------------------------------------------------------------------
             EPS Cont. Ops. - Earnings per share before discontinued
               operations and/or extraordinary and nonrecurring items

* Annualized
** As of 09/30/03
*** As of 03/31/03
**** Indicated dividend rate
***** EPS Cont. Ops. = ($0.76) 9/30/02
n/a - Not available
nmf - Not meaningful
--------------------------------------------------------------------------------

SCHEDULE A (Dollars in Thousands, except per share data and ratios)


Henry Schein                                                                   For the Years Ended
HSIC                                                                              December 28,
                                                          1997              1998               1999              2000
                                                      ------------      ------------      -------------      ------------
SELECTED BALANCE SHEET ITEMS
Accounts Receivable                                   $    284,727      $    338,121      $     388,063      $    371,668
Inventory                                                  228,005           270,008            285,590           276,473
Current Assets                                             578,996           704,529            778,809           788,404
Current Liabilities                                        266,080           300,937            350,380           364,857
Working Capital                                            312,916           403,592            428,429           423,547
Short Term Debt                                             32,173            19,372             41,527             4,390
Current Maturities LTD                                      11,644             9,634              3,879             6,079
Long Term Debt and Preferred Stock                         104,868           180,445            318,218           266,224
Common Stockholders' Equity                                424,223           463,034            517,867           579,060
Total Capitalization (LT Debt + Equity)                    529,091           643,479            836,085           845,284
Total Assets                                               803,946           962,040          1,204,102         1,231,068

SELECTED INCOME STATEMENT ITEMS
Revenues                                                 1,698,496         1,922,851          2,284,544         2,381,721
Cost of Revenues                                         1,188,098         1,399,020          1,675,948         1,733,820
Gross Profit                                               510,398           523,831            608,596           647,901
Selling, General & Administrative Expenses                 447,789           427,635            489,364           520,288
Other Operating Expenses                                         0                 0                  0                 0
Other Income (Expense)                                       8,728             8,534              7,611             4,354
Interest Expense                                             7,643            12,050             23,593            20,409
Depreciation and Amortization Expense                       15,730            19,984             28,273            33,762
Other Expenses                                              (2,571)             (638)             3,882             3,635
Pre-Tax Income                                              66,265            93,318             99,368           107,923
Taxes                                                       37,982            42,991             40,976            42,160
Net Income From Continuing Operations                       28,283            50,327             58,392            65,763
Discontinued Operations and/or Extraordinary
  Items                                                    (30,467)          (34,000)            (8,080)           (9,014)
Net Income                                                  (2,184)           16,327             50,312            56,749
Preferred Stock Dividends                                        0                 0                  0                 0
Net Inc. From Cont. Ops. Avail. for Common
  Shares                                                    28,283            50,327             58,392            65,763
Net Income Available for Common Shares                      (2,184)           16,327             50,312            56,749
EBITDA                                                      89,638           125,352            151,234           162,094

SELECTED PER SHARE DATA
LTM EPS From Continuing Operations                    $       0.75      $       1.21      $        1.41      $       1.57
Weighted Average EPS Cont. Ops. (5 Yr.)
Forecasted Next Year EPS
5 Year Forecasted EPS Growth
Fully Diluted EPS (As Reported)                             ($0.06)     $       0.39      $        1.21            ($1.35)
Dividend Per Share                                    $       0.00      $       0.00      $        0.00      $       0.00
Dividend Yield
Percentage Payout                                             0.00%             0.00%              0.00%             0.00%
Last Twelve Months Revenues Per Share                 $      45.26      $      46.28      $       55.13      $      56.70
Last Twelve Months EBITDA Per Share                   $       2.39      $       3.02      $        3.65      $       3.86
Book Value Per Share                                  $      11.15      $      11.52      $       12.72      $      13.83
End of Period Shares Outstanding                        38,058,093        40,188,457         40,705,827        41,883,805
Weighted Average Shares Outstanding                     37,531,000        41,549,000         41,438,000        42,007,000

                                                                                                     9
Henry Schein                                               For the Years Ended                 Months Ended
HSIC                                                          December 28,                     September 27,           January 16,
                                                           2001              2002          2002            2003           2004
                                                      -------------     -------------   -----------     -----------    -----------
SELECTED BALANCE SHEET ITEMS                                                              (Unaudited)
Accounts Receivable                                   $     363,700     $     368,263                   $   498,016
Inventory                                                   291,231           323,080                       372,082
Current Assets                                              926,971         1,027,529                     1,087,763
Current Liabilities                                         437,062           423,330                       460,482
Working Capital                                             489,909           604,199                       627,281
Short Term Debt                                               4,025             4,790                         6,475
Current Maturities LTD                                       15,223             2,662                         4,357
Long Term Debt and Preferred Stock                          242,561           242,169                       245,389
Common Stockholders' Equity                                 680,457           861,217                       952,120
Total Capitalization (LT Debt + Equity)                     923,018         1,103,386                     1,197,509
Total Assets                                              1,385,428         1,558,052                     1,696,987

SELECTED INCOME STATEMENT ITEMS
Revenues                                                  2,558,243         2,825,001     2,077,598       2,406,881
Cost of Revenues                                          1,858,919         2,030,097     1,490,340       1,733,435
Gross Profit                                                699,324           794,904       587,258         673,446
Selling, General & Administrative Expenses                  551,574           598,635       440,786         498,811
Other Operating Expenses                                          0                 0             0               0
Other Income (Expense)                                        9,925            11,386         8,473           7,765
Interest Expense                                             17,324            17,960        13,982          14,140
Depreciation and Amortization Expense                        35,642            28,272        20,086          25,956
Other Expenses                                                1,048             1,932         1,411           1,298
Pre-Tax Income                                              139,303           187,763       139,552         166,962
Taxes                                                        51,930            70,216        52,528          62,982
Net Income From Continuing Operations                        87,373           117,547        87,024         103,980
Discontinued Operations and/or Extraordinary
  Items                                                           0               440             0          (2,012)
Net Income                                                   87,373           117,987        87,024         101,968
Preferred Stock Dividends                                         0                 0             0               0
Net Inc. From Cont. Ops. Avail. for Common
  Shares                                                     87,373           117,547        87,024         103,980
Net Income Available for Common Shares                       87,373           117,987        87,024         101,968
EBITDA                                                      192,269           233,995       173,620         207,058

SELECTED PER SHARE DATA
LTM EPS From Continuing Operations                    $        2.01     $        2.62   $      2.56     $      3.00      $  3.00**
Weighted Average EPS Cont. Ops. (5 Yr.)                                 $        1.99                                    $  1.99***
Forecasted Next Year EPS                                                                                                 $  3.57
5 Year Forecasted EPS Growth                                                                                               15.00%
Fully Diluted EPS (As Reported)                       $        2.01     $        2.63   $      1.94     $      2.27*****
Dividend Per Share                                    $        0.00     $        0.00   $      0.00     $      0.00      $  0.00****
Dividend Yield                                                                   0.00%                                      0.00%
Percentage Payout                                              0.00%             0.00%         0.00%           0.00%        0.00%
Last Twelve Months Revenues Per Share                 $       58.75     $       62.96                   $     70.26      $ 70.26**
Last Twelve Months EBITDA Per Share                   $        4.42     $        5.21                   $      5.96      $  5.96**
Book Value Per Share                                  $       15.94     $       19.58                   $     21.81      $ 21.81**
End of Period Shares Outstanding                         42,682,725        43,979,112                    43,645,938
Weighted Average Shares Outstanding                      43,545,000        44,872,000    44,779,000      44,896,000

SCHEDULE A (Dollars in Thousands, except per share data and ratios)

Henry Schein                                                                  For the Years Ended
HSIC                                                                              December 28,
                                                           1997       1998       1999       2000       2001       2002
                                                          -----      -----      -----      -----      -----      -----
SELECTED LIQUIDITY, COVERAGE & LEVERAGE RATIOS
Current Ratio                                              2.18       2.34       2.22       2.16       2.12       2.43
Collection Period (Days)                                  61.19      59.12      58.01      58.21      52.46      47.29
Inventory Turnover                                         5.21       5.62       6.03       6.17       6.55       6.61
Revenues/Assets (Avg.)                                     2.11       2.18       2.11       1.96       1.96       1.92
EBIT/Interest + Preferred Dividends                        9.67       8.74       5.21       6.29       9.04      11.45
EBITDA/CMLTD+Interest + Preferred Dividends                4.65       5.78       5.51       6.12       5.91      11.35
Equity/Assets (Avg.)                                       0.53       0.50       0.45       0.45       0.48       0.52
Equity/Ttl.Capitalization (Avg.)                           0.80       0.76       0.66       0.65       0.71       0.76

SELECTED PROFITABILITY RATIOS
Net Income Cont. Ops. Avail. Com./Revenues                 1.67%      2.62%      2.56%      2.76%      3.42%      4.16%
Net Income Cont. Ops. Avail. Com./Avg. Equity              6.67%     11.34%     11.91%     11.99%     13.87%     15.25%
Net Income Cont. Ops. Avail. Com./Avg. Assets              3.52%      5.70%      5.39%      5.40%      6.68%      7.99%
Gross Profit/Revenues                                     30.05%     27.24%     26.64%     27.20%     27.34%     28.14%
Operating Expenses/Revenues                               26.36%     22.24%     21.42%     21.85%     21.56%     21.19%
Taxes/Pre-Tax Income                                      57.32%     46.07%     41.24%     39.06%     37.28%     37.40%

SELECTED VALUATION MULTIPLES

Price Per Share                                                                                                $ 44.81
Invested Capital Per Share                                                                                     $ 50.49
Price Per Share / LTM EPS - Continuing Operations                                                                17.11x
Price Per Share / Wt. Avg. EPS Cont. Ops. (5 years)                                                              22.51x
Price Per Share / Forecasted EPS
Price Per Share / Book Value Per Share                                                                            2.29x
Price Per Share / Revenues Per Share (LTM)                                                                        0.71x
Price Per Share / EBITDA Per Share (LTM)                                                                          8.59x
Invested Capital Per Share / Revenues Per Share (LTM)                                                             0.80x
Invested Capital Per Share / EBITDA Per Share (LTM)                                                               9.68x

SELECTED GROWTH RATE CALCULATIONS

CAGR in Assets (1,2,3,4,5 Yrs.)                                      19.66%     22.38%     15.26%     14.57%     14.15%
CAGR in Revenues (1,2,3,4,5 Yrs.)                                    13.21%     15.98%     11.93%     10.78%     10.71%
CAGR in F.D. EPS Cont. Ops. (1,2,3,4,5 Yrs.)                         60.73%     36.74%     27.60%     27.79%     28.30%
EPS Cont. Ops. (5 Year Average)                                                                                 $ 1.76
EPS Cont. Ops. (5 Year Standard Deviation)                                                                      $ 0.50
CAGR in F.D. EPS (1,2,3,4,5 Yrs.)                                      nmf        nmf        nmf        nmf        nmf
EPS (5 Year Average)                                                                                            $ 1.52
EPS (5 Year Standard Deviation)                                                                                 $ 0.76

                                                                    9
Henry Schein                                                 Months Ended
HSIC                                                         September 27,
                                                           2002        2003    January 16, 2004
                                                           ----        ----    ----------------
SELECTED LIQUIDITY, COVERAGE & LEVERAGE RATIOS
Current Ratio                                                           2.36
Collection Period (Days)                                               50.12*
Inventory Turnover                                                      6.54*
Revenues/Assets (Avg.)                                                  1.94*
EBIT/Interest + Preferred Dividends                                    12.88*
EBITDA/CMLTD+Interest + Preferred Dividends                            11.90*
Equity/Assets (Avg.)                                                    0.56
Equity/Ttl.Capitalization (Avg.)                                        0.79

SELECTED PROFITABILITY RATIOS
Net Income Cont. Ops. Avail. Com./Revenues                  4.19%       4.26%*
Net Income Cont. Ops. Avail. Com./Avg. Equity                          14.83%*
Net Income Cont. Ops. Avail. Com./Avg. Assets                           8.26%*
Gross Profit/Revenues                                      28.27%      27.98%
Operating Expenses/Revenues                                21.22%      20.72%
Taxes/Pre-Tax Income                                       37.64%      37.72%

SELECTED VALUATION MULTIPLES

Price Per Share                                                                  $ 69.00
Invested Capital Per Share                                                       $ 74.87
Price Per Share / LTM EPS - Continuing Operations                                  23.00x
Price Per Share / Wt. Avg. EPS Cont. Ops. (5 years)                                34.66x
Price Per Share / Forecasted EPS                                                   19.33x
Price Per Share / Book Value Per Share                                              3.16x
Price Per Share / Revenues Per Share (LTM)                                          0.98x
Price Per Share / EBITDA Per Share (LTM)                                           11.58x
Invested Capital Per Share / Revenues Per Share (LTM                                1.07x
Invested Capital Per Share / EBITDA Per Share (LTM)                                12.57x

SELECTED GROWTH RATE CALCULATIONS

CAGR in Assets (1,2,3,4,5 Yrs.)
CAGR in Revenues (1,2,3,4,5 Yrs.)
CAGR in F.D. EPS Cont. Ops. (1,2,3,4,5 Yrs.)
EPS Cont. Ops. (5 Year Average)
EPS Cont. Ops. (5 Year Standard Deviation)
CAGR in F.D. EPS (1,2,3,4,5 Yrs.)
EPS (5 Year Average)
EPS (5 Year Standard Deviation)

        -------------------------------------------------------------
        EPS Cont. Ops. - Earnings per share before discontinued operations and/or extraordinary and nonrecurring items

        * Annualized
        ** As of 09/27/03
        *** As of12/28/02
        **** Indicated dividend rate
        ***** EPS Cont. Ops. = $2.32 9/27/03
        n/a - Not available
        nmf - Not meaningful
        -------------------------------------------------------------

McKesson Corporation                                                      For the Years Ended
MCK                                                                             March 31,
                                             1998           1999           2000           2001           2002             2003
                                         ------------   ------------   ------------   ------------   -------------    -------------
SELECTED BALANCE SHEET ITEMS
Accounts Receivable                      $  1,931,800   $  2,552,000   $  3,034,500   $  3,439,400   $   3,998,100    $   4,594,700
Inventory                                   2,603,100      3,522,500      4,149,300      5,116,400       6,011,500        6,022,500
Current Assets                              5,317,100      6,452,800      7,965,500      9,158,500      10,701,100       11,253,600
Current Liabilities                         3,083,800      4,744,800      5,121,800      6,547,000       7,588,300        7,974,400
Working Capital                             2,233,300      1,708,000      2,843,700      2,611,500       3,112,800        3,279,200
Short Term Debt                                93,800         16,700              0              0               0                0
Current Maturities LTD                         15,000        195,300         16,200        194,100         141,300           10,200
Long Term Debt and Preferred Stock          1,405,000      1,134,800      1,439,600      1,231,800         324,800        1,487,000
Common Stockholders' Equity                 2,561,700      2,881,800      3,565,800      3,492,900       3,940,100        4,528,500
Total Capitalization (LT Debt + Equity)     3,966,700      4,016,600      5,005,400      3,490,000       4,264,900        6,015,500
Total Assets                                7,291,800      9,020,000     10,327,900     11,532,000      13,325,900       14,353,400

SELECTED INCOME STATEMENT ITEMS
Revenues                                   22,105,700     29,970,900     36,708,000     42,000,100      49,988,100       57,120,800
Cost of Revenues                           19,947,100     27,650,400     34,484,600     39,583,100      47,199,600       54,018,300
Gross Profit                                2,158,600      2,320,500      2,223,400      2,417,000       2,788,500        3,102,500
Selling, General & Administrative
  Expenses                                  1,596,100      2,092,100      2,113,900      2,212,100       2,090,000        2,172,600
Other Operating Expenses                            0              0              0              0               0                0
Other Income (Expense)                              0         57,800        317,800        (78,900)         26,700           46,500
Interest Expense                              103,200        118,000        114,200        111,200         112,900          114,800
Depreciation and Amortization Expense         145,900        180,600        222,600        245,400         206,500          203,700
Other Expenses                                      0              0              0              0               0                0
Pre-Tax Income                                459,300        168,200        313,100         14,800         612,300          861,600
Taxes                                         177,900        101,400        122,300         51,900         184,300          293,300
Net Income From Continuing Operations         281,400         66,800        190,800        (37,100)        428,000          568,300
Discontinued Operations and/or
  Extraordinary Items                          29,400         24,300        539,100         (5,000)         (3,200)          (6,700)
Net Income                                    310,800         91,100        729,900        (42,100)        424,800          561,600
Preferred Stock Dividends                       6,200          6,200          6,200          6,200           6,200            6,200
Net Inc. From Cont. Ops. Avail. for
  Common Shares                               275,200         60,600        184,600        (43,300)        421,800          562,100
Net Income Available for Common Shares        304,600         84,900        723,700        (48,300)        418,600          555,400
EBITDA                                        708,400        466,800        649,900        371,400         931,700        1,180,100

SELECTED PER SHARE DATA
LTM EPS From Continuing Operations       $       1.00   $       0.22   $       0.65         ($0.15)  $        1.44    $        1.90
Weighted Average EPS Cont. Ops. (5 Yr.)                                                                               $        1.12
Forecasted Next Year EPS
5 Year Forecasted EPS Growth
Fully Diluted EPS (As Reported)          $       1.10   $       0.31   $       2.55         ($0.17)  $        1.43    $        1.88
Dividend Per Share                       $       0.50   $       0.44   $       0.24   $       0.24   $        0.24    $        0.24
Dividend Yield                                                                                                                 0.69%
Percentage Payout                               45.45%        141.94%          9.41%      -141.18%           16.78%           12.77%
Last Twelve Months Revenues Per Share    $      83.04   $     108.91   $     130.49   $     148.36   $      167.69    $      191.17
Last Twelve Months EBITDA Per Share      $       2.66   $       1.70   $       2.31   $       1.31   $        3.13    $        3.95
Book Value Per Share                     $       9.45   $      10.27   $      12.58   $      12.30   $       13.69    $       15.55
End of Period Shares Outstanding          271,200,000    281,100,000    283,400,000    284,000,000     287,900,000      291,200,000
Weighted Average Shares Outstanding       266,200,000    275,200,000    281,300,000    283,100,000     298,100,000      298,800,000


                                                         6
McKesson Corporation                               Months Ended
MCK                                                September 30,
                                                 2002             2003       January 16, 2004
                                             -----------      -----------    ----------------
                                                    (Unaudited)
SELECTED BALANCE SHEET ITEMS (Unaudited)
Accounts Receivable                                          $  4,945,200
Inventory                                                       6,944,400
Current Assets                                                 12,263,600
Current Liabilities                                             8,616,400
Working Capital                                                 3,647,200
Short Term Debt                                                         0
Current Maturities LTD                                             16,400
Long Term Debt and Preferred Stock                              1,472,300
Common Stockholders' Equity                                     4,847,000
Total Capitalization (LT Debt + Equity)                         6,319,300
Total Assets                                                   15,375,600

SELECTED INCOME STATEMENT ITEMS
Revenues                                      27,313,500       33,334,300
Cost of Revenues                              25,823,400       31,736,100
Gross Profit                                   1,490,100        1,598,200
Selling, General & Administrative Expenses     1,065,600        1,121,000
Other Operating Expenses                               0                0
Other Income (Expense)                            14,100           27,000
Interest Expense                                  60,600           53,200
Depreciation and Amortization Expense            100,800          107,900
Other Expenses                                         0                0
Pre-Tax Income                                   378,000          451,000
Taxes                                            128,700          135,800
Net Income From Continuing Operations            249,300          315,200
Discontinued Operations and/or
  Extraordinary Items                                  0                0
Net Income                                       249,300          315,200
Preferred Stock Dividends                          3,100            3,100
Net Inc. From Cont. Ops. Avail. for
  Common Shares                                  246,200          312,100
Net Income Available for Common Shares           246,200          312,100
EBITDA                                           539,400          612,100

SELECTED PER SHARE DATA
LTM EPS From Continuing Operations          $       1.62     $       2.13        $  2.13**
Weighted Average EPS Cont. Ops. (5 Yr.)                                          $  1.12***
Forecasted Next Year EPS                                                         $  2.59
5 Year Forecasted EPS Growth                                                       15.00%
Fully Diluted EPS (As Reported)             $       0.82     $       1.05
Dividend Per Share                          $       0.12     $       0.12        $  0.24****
Dividend Yield                                                                      0.80%
Percentage Payout                                  14.63%           11.43%         11.27%
Last Twelve Months Revenues Per Share                        $     217.80        $217.80**
Last Twelve Months EBITDA Per Share                          $       4.32        $  4.32**
Book Value Per Share                                         $      16.63        $ 16.63**
End of Period Shares Outstanding                              291,400,000
Weighted Average Shares Outstanding          288,800,000      289,900,000

McKesson Corporation                                                           For the Years Ended
MCK                                                                                 March 31,
                                                           1998       1999       2000       2001       2002       2003
                                                          ------     ------     ------    -------     ------     ------
SELECTED LIQUIDITY, COVERAGE & LEVERAGE RATIOS
Current Ratio                                              1.72       1.36       1.56       1.40       1.41       1.41
Collection Period (Days)                                  31.90      27.30      27.77      28.13      27.15      27.45
Inventory Turnover                                         7.66       9.03       8.99       8.54       8.48       8.98
Revenues/Assets (Avg.)                                     3.03       3.67       3.79       3.84       4.02       4.13
EBIT/Interest + Preferred Dividends                        5.14       2.30       3.55       1.07       6.09       8.07
EBITDA/CMLTD+Interest + Preferred Dividends                5.69       1.46       4.76       1.19       3.58       8.99
Equity/Assets (Avg.)                                       0.35       0.33       0.33       0.32       0.30       0.31
Equity/Ttl.Capitalization (Avg.)                           0.65       0.68       0.71       0.83       0.96       0.82

SELECTED PROFITABILITY RATIOS
Net Income Cont. Ops. Avail. Com./Revenues                 1.24%      0.20%      0.50%     -0.10%      0.84%      0.98%
Net Income Cont. Ops. Avail. Com./Avg. Equity             10.74%      2.23%      5.73%     -1.23%     11.35%     13.27%
Net Income Cont. Ops. Avail. Com./Avg. Assets              3.77%      0.74%      1.91%     -0.40%      3.39%      4.06%
Gross Profit/Revenues                                      9.76%      7.74%      6.06%      5.75%      5.58%      5.43%
Operating Expenses/Revenues                                7.22%      6.98%      5.76%      5.27%      4.18%      3.80%
Taxes/Pre-Tax Income                                      38.73%     60.29%     39.06%    350.68%     30.10%     34.04%

SELECTED VALUATION MULTIPLES
Price Per Share                                                                                               $  34.93
Invested Capital Per Share                                                                                    $  40.07
Price Per Share / LTM EPS - Continuing Operations                                                                18.38x
Price Per Share / Wt. Avg. EPS Cont. Ops. (5 years)                                                              31.22x
Price Per Share / Forecasted EPS
Price Per Share / Book Value Per Share                                                                            2.25x
Price Per Share / Revenues Per Share (LTM)                                                                        0.18x
Price Per Share / EBITDA Per Share (LTM)                                                                          8.84x
Invested Capital Per Share / Revenues Per Share (LTM)                                                             0.21x
Invested Capital Per Share / EBITDA Per Share (LTM)                                                              10.15x

SELECTED GROWTH RATE CALCULATIONS
CAGR in Assets (1,2,3,4,5 Yrs.)                                      23.70%     19.01%     16.51%     16.27%     14.50%
CAGR in Revenues (1,2,3,4,5 Yrs.)                                    35.58%     28.86%     23.86%     22.63%     20.91%
CAGR in F.D. EPS Cont. Ops. (1,2,3,4,5 Yrs.)                        -78.00%    -19.38%       nmf       9.54%     13.70%
EPS Cont. Ops. (5 Year Average)                                                                               $   0.81
EPS Cont. Ops. (5 Year Standard Deviation)                                                                    $   0.76
CAGR in F.D. EPS (1,2,3,4,5 Yrs.)                                   -71.82%     52.26%       nmf       6.78%     11.31%
EPS (5 Year Average)                                                                                          $   1.20
EPS (5 Year Standard Deviation)                                                                               $   1.00

                                                                    6
McKesson Corporation                                           Months Ended
MCK                                                            September 30,
                                                             2002          2003     January 16, 2004
                                                           --------     ---------   ----------------
SELECTED LIQUIDITY, COVERAGE & LEVERAGE RATIOS
Current Ratio                                                              1.42
Collection Period (Days)                                                  27.57*
Inventory Turnover                                                         9.24*
Revenues/Assets (Avg.)                                                     4.25*
EBIT/Interest + Preferred Dividends                                        9.17*
EBITDA/CMLTD+Interest + Preferred Dividends                                9.64*
Equity/Assets (Avg.)                                                       0.32
Equity/Ttl.Capitalization (Avg.)                                           0.76

SELECTED PROFITABILITY RATIOS
Net Income Cont. Ops. Avail. Com./Revenues                    0.90%        0.99%*
Net Income Cont. Ops. Avail. Com./Avg. Equity                             13.40%*
Net Income Cont. Ops. Avail. Com./Avg. Assets                              4.22%*
Gross Profit/Revenues                                         5.46%        4.79%
Operating Expenses/Revenues                                   3.90%        3.36%
Taxes/Pre-Tax Income                                         34.05%       30.11%

SELECTED VALUATION MULTIPLES
Price Per Share                                                                        $ 30.12
Invested Capital Per Share                                                             $ 35.24
Price Per Share / LTM EPS - Continuing Operations                                        14.14x
Price Per Share / Wt. Avg. EPS Cont. Ops. (5 years)                                      26.92x
Price Per Share / Forecasted EPS                                                         11.63x
Price Per Share / Book Value Per Share                                                    1.81x
Price Per Share / Revenues Per Share (LTM)                                                0.14x
Price Per Share / EBITDA Per Share (LTM)                                                  6.97x
Invested Capital Per Share / Revenues Per Share (LTM)                                     0.16x
Invested Capital Per Share / EBITDA Per Share (LTM)                                       8.15x

SELECTED GROWTH RATE CALCULATIONS
CAGR in Assets (1,2,3,4,5 Yrs.)
CAGR in Revenues (1,2,3,4,5 Yrs.)
CAGR in F.D. EPS Cont. Ops. (1,2,3,4,5 Yrs.)
EPS Cont. Ops. (5 Year Average)
EPS Cont. Ops. (5 Year Standard Deviation)
CAGR in F.D. EPS (1,2,3,4,5 Yrs.)
EPS (5 Year Average)
EPS (5 Year Standard Deviation)

       --------------------------------------------------------
       EPS Cont. Ops. - Earnings per share before discontinued operations and/or extraordinary and nonrecurring items

       * Annualized
       ** As of 09/30/03
       *** As of03/31/03
       **** Indicated dividend rate
       n/a - Not available
       nmf - Not meaningful
       --------------------------------------------------------

SCHEDULE A (Dollars in Thousands, except per share data and ratios)


Moore Medical                                                          For the Years Ended
MMD                                                                        December 28,
                                            1997           1998          1999          2000           2001           2002
                                        -----------    -----------   -----------   -----------    -----------    -----------
SELECTED BALANCE SHEET ITEMS
Accounts Receivable                     $    15,212    $     9,385   $    11,488   $    12,326    $    16,964    $    17,187
Inventory                                    13,416         13,684        14,242         9,554         10,829         11,230
Current Assets                               34,996         31,081        30,656        32,957         31,870         31,604
Current Liabilities                          14,854         12,560        12,148        13,176         15,859         11,491
Working Capital                              20,142         18,521        18,508        19,781         16,011         20,113
Short Term Debt                                   0              0             0             0              0              0
Current Maturities LTD                            0              0             0           730          1,356              0
Long Term Debt and Preferred Stock            1,512              0             0         5,208          3,970          4,281
Common Stockholders' Equity                  22,623         25,553        27,450        24,358         22,985         23,135
Total Capitalization (LT Debt +
  Equity)                                    24,135         25,553        27,450        29,566         26,955         27,416
Total Assets                                 39,203         38,481        41,966        45,129         42,814         39,995

SELECTED INCOME STATEMENT ITEMS
Revenues                                    288,513        120,846       118,536       123,922        132,833        137,827
Cost of Revenues                            255,252         87,590        86,221        91,841         97,518        100,393
Gross Profit                                 33,261         33,256        32,315        32,081         35,315         37,434
Selling, General & Administrative
  Expenses                                   36,056         28,879        29,730        35,576         37,546         35,823
Other Operating Expenses                          0              0             0             0              0              0
Other Income (Expense)                            0             82             8           228              0              0
Interest Expense                              1,898              0             0             0            209            241
Depreciation and Amortization Expense         1,481          1,251         1,733         2,641          3,005          3,080
Other Expenses                                    0              0             0             0              0              0
Pre-Tax Income                               (4,693)         4,459         2,593        (3,267)        (2,440)         1,370
Taxes                                        (1,772)         1,650           636          (357)          (803)           392
Net Income From Continuing Operations        (2,921)         2,809         1,957        (2,910)        (1,637)           978
Discontinued Operations and/or
  Extraordinary Items                             0              0             0        (1,500)             0              0
Net Income                                   (2,921)         2,809         1,957        (4,410)        (1,637)           978
Preferred Stock Dividends                         0              0             0             0              0              0
Net Inc. From Cont. Ops. Avail. for
  Common Shares                              (2,921)         2,809         1,957        (2,910)        (1,637)           978
Net Income Available for Common Shares       (2,921)         2,809         1,957        (4,410)        (1,637)           978
EBITDA                                       (1,314)         5,710         4,326          (626)           774          4,691

SELECTED PER SHARE DATA
LTM EPS From Continuing Operations           ($1.00)   $      0.95   $      0.67        ($0.95)        ($0.52)   $      0.31
Weighted Average EPS Cont
  Ops. (5 Yr.)                                                                                                   $      0.26
Forecasted Next Year EPS
5 Year Forecasted EPS Growth
Fully Diluted EPS (As Reported)              ($1.00)   $      0.95   $      0.67        ($1.45)        ($0.52)   $      0.31
Dividend Per Share                      $      0.00    $      0.00   $      0.00   $      0.00    $      0.00    $      0.00
Dividend Yield                                                                                                          0.00%
Percentage Payout                              0.00%          0.00%         0.00%         0.00%          0.00%          0.00%
Last Twelve Months Revenues Per Share   $     98.77    $     40.98   $     40.28   $     40.63    $     42.25    $     43.29
Last Twelve Months EBITDA Per Share          ($0.45)   $      1.94   $      1.47        ($0.21)   $      0.25    $      1.47
Book Value Per Share                    $      7.73    $      8.70   $      9.33   $      7.85    $      7.29    $      7.25
End of Period Shares Outstanding          2,927,000      2,938,000     2,941,000     3,101,000      3,154,000      3,190,000
Weighted Average Shares Outstanding       2,921,000      2,949,000     2,943,000     3,050,000      3,144,000      3,184,000


                                                      9
Moore Medical                                  Months Ended
MMD                                            September 27,
                                            2002            2003     January 16, 2004
                                        -----------     -----------  ----------------
SELECTED BALANCE SHEET ITEMS                       (Unaudited)
(Unaudited)
Accounts Receivable                                     $    20,462
Inventory                                                    12,004
Current Assets                                               35,687
Current Liabilities                                          19,408
Working Capital                                              16,279
Short Term Debt                                                   0
Current Maturities LTD                                        3,596
Long Term Debt and Preferred Stock                                0
Common Stockholders' Equity                                  22,877
Total Capitalization (LT Debt +
  Equity)                                                    22,877
Total Assets                                                 43,630

SELECTED INCOME STATEMENT ITEMS
Revenues                                    102,909         107,626
Cost of Revenues                             74,484          78,423
Gross Profit                                 28,425          29,203
Selling, General & Administrative
  Expenses                                   26,476          29,481
Other Operating Expenses                          0               0
Other Income (Expense)                            0               0
Interest Expense                                201             124
Depreciation and Amortization Expense         2,294           1,976
Other Expenses                                    0               0
Pre-Tax Income                                1,748            (402)
Taxes                                           629            (145)
Net Income From Continuing Operations         1,119            (257)
Discontinued Operations and/or
  Extraordinary Items                             0               0
Net Income                                    1,119            (257)
Preferred Stock Dividends                         0               0
Net Inc. From Cont. Ops. Avail. for
  Common Shares                               1,119            (257)
Net Income Available for Common Shares        1,119            (257)
EBITDA                                        4,243           1,698

SELECTED PER SHARE DATA
LTM EPS From Continuing Operations              n/a          ($0.12)        ($0.12)**
Weighted Average EPS Cont
  Ops. (5 Yr.)                                                         $      0.26***
Forecasted Next Year EPS                                                       n/a
5 Year Forecasted EPS Growth                                                   n/a
Fully Diluted EPS (As Reported)         $      0.35          ($0.08)
Dividend Per Share                      $      0.00     $      0.00    $      0.00****

Dividend Yield                                                                0.00%
Percentage Payout                              0.00%           0.00%          0.00%
Last Twelve Months Revenues Per Share                   $     44.68    $     44.68**
Last Twelve Months EBITDA Per Share                     $      0.67    $      0.67**
Book Value Per Share                                    $      7.17    $      7.17**
End of Period Shares Outstanding                          3,190,000
Weighted Average Shares Outstanding       3,179,000       3,190,000

                   SCHEDULE B - FINANCIAL AND OPERATING RATIOS
                           Pharmacy Buying Association
                    AND COMPARATIVE PUBLICLY TRADED COMPANIES

                                            Amerisource  Cardinal      D&K      DrugMax   Henry Schein  McKesson   Moore Med
Exchange and Symbol                             ABC         CAH        DKHR       DMAX       HSIC         MCK         MMD
                                            -----------  --------   ---------   --------- ------------ ----------  ---------
                                            For the Twelve Months Ended:
                                            9/30/2003   9/30/2003   9/30/2003   9/30/2003  9/27/2003   9/30/2003   9/27/2003
LIQUIDITY, COVERAGE & LEVERAGE
Current Ratio                                    1.42        1.65        2.38        1.07       2.36        1.42        1.84
Collection Period (Days)                        16.60       18.46       18.81       16.51      50.12       27.57       48.20
Inventory Turnover                               8.49        6.62        7.18       14.10       6.54        9.24        8.98
Revenues/ Assets (Avg.)                          4.27        3.07        4.41        5.48       1.94        4.25        3.41
EBIT / Interest                                  6.02       20.38        2.94        0.86      12.88        9.17       (3.76)
EBITDA / CMLTD + Interest                        4.57        7.79        2.78        0.90      11.90        9.64        0.57
Equity / Assets (Avg.)                           0.31        0.40        0.35        0.36       0.56        0.32        0.55
Equity / Ttl.Capitalization (Avg.) (1)           0.68        0.75        0.57        0.99       0.79        0.76        0.91

PROFITABILITY
Net Income Cont. Ops. / Revenues (ROR)           0.89%       2.54%       0.58%      -0.11%      4.26%       0.99%      -0.28%
Net Income Cont. Ops. / Avg. Equity (ROE)       12.05%      19.54%       7.36%      -1.59%     14.83%      13.40%      -1.73%
Net Income Cont. Ops. / Avg. Assets (ROA)        3.80%       7.82%       2.55%      -0.58%      8.26%       4.22%      -0.95%
Gross Profit / Revenues                          4.53%       8.02%       3.78%       3.41%     27.98%       4.79%      27.13%
Operating Expenses / Revenues                    2.75%       4.06%       2.76%       3.04%     20.72%       3.36%      27.39%
Taxes / Pre-tax Income                          39.24%      33.17%      42.58%       0.00%     37.72%      30.11%      36.07%

                                            Weighted Average for the Five Years Ended:
                                            9/30/2003   6/30/2003   6/30/2003   3/31/2003  12/28/2002  3/31/2003   12/28/2002
LIQUIDITY, COVERAGE & LEVERAGE
Current Ratio                                     n/a         n/a        1.87         n/a       2.26        1.42        2.45
Collection Period (Days)                          n/a         n/a        8.08         n/a      53.07       27.54       39.58
Inventory Turnover                                n/a         n/a         n/a         n/a       6.36        8.76        8.38
Revenues / Assets (Avg.)                         4.09        3.38         n/a         n/a       1.98        3.97        3.08
EBIT / Interest                                   n/a         n/a        3.51         n/a       8.76        5.16         n/a
EBITDA / CMLTD + Interest                         n/a         n/a        3.28         n/a       7.70        4.92         n/a
Equity / Assets (Avg.)                           0.25        0.39         n/a         n/a       0.49        0.31        0.58
Equity / Ttl.Capitalization (Avg.) (1)           0.56        0.75        0.58         n/a       0.71        0.84        0.89

PROFITABILITY
Net Income Cont. Ops. / Revenues (ROR)           0.83%       2.17%       0.72%        n/a       3.37%       0.63%       0.61%
Net Income Cont. Ops. / Avg. Equity (ROE)       19.11%      18.82%      13.49%        n/a      13.52%       8.36%       3.18%
Net Income Cont. Ops. / Avg. Assets (ROA)        3.41%       7.30%        n/a         n/a       6.62%       2.56%       1.92%
Gross Profit / Revenues                          4.48%       7.91%       4.13%        n/a      27.48%       5.77%      26.79%
Operating Expenses / Revenues                    2.77%       4.18%       2.40%        n/a      21.52%       4.67%      26.88%
Taxes / Pre-tax Income                          39.19%        n/a       39.67%        n/a      38.79%      98.74%      26.24%


Exchange and Symbol                          * Average     Median      PBA
                                             ---------    --------  ----------
                                                                    9/30/2003
LIQUIDITY, COVERAGE & LEVERAGE
Current Ratio                                    1.74        1.65        1.36
Collection Period (Days)                        25.93       18.81       19.40
Inventory Turnover                               8.10        8.49       20.05
Revenues/ Assets (Avg.)                          3.88        4.25        9.18
EBIT / Interest                                  6.37        6.02       77.10
EBITDA / CMLTD + Interest                        5.14        4.57       85.60
Equity / Assets (Avg.)                           0.40        0.36        0.35
Equity / Ttl.Capitalization (Avg.) (1)           0.78        0.76        1.00

PROFITABILITY
Net Income Cont. Ops. / Revenues (ROR)           1.00%       0.89%       0.63%
Net Income Cont. Ops. / Avg. Equity (ROE)        9.53%      12.05%      16.62%
Net Income Cont. Ops. / Avg. Assets (ROA)        3.68%       3.80%       5.74%
Gross Profit / Revenues                          9.65%       4.79%       5.01%
Operating Expenses / Revenues                    6.79%       3.36%       3.94%
Taxes / Pre-tax Income                          35.26%      36.07%      41.00%

                                                                    12/31/2002
LIQUIDITY, COVERAGE & LEVERAGE
Current Ratio                                    2.06        2.06        1.74
Collection Period (Days)                        33.56       33.56       40.20
Inventory Turnover                               8.38        8.38       16.11
Revenues / Assets (Avg.)                         3.48        3.38        6.50
EBIT / Interest                                  5.16        5.16         n/a
EBITDA / CMLTD + Interest                        4.92        4.92         n/a
Equity / Assets (Avg.)                           0.40        0.39        0.44
Equity / Ttl.Capitalization (Avg.) (1)           0.72        0.73        1.00

PROFITABILITY
Net Income Cont. Ops. / Revenues (ROR)           1.09%       0.78%       2.79%
Net Income Cont. Ops. / Avg. Equity (ROE)       13.55%      13.51%      28.76%
Net Income Cont. Ops. / Avg. Assets (ROA)        4.20%       2.99%      12.53%
Gross Profit / Revenues                         11.24%       6.84%      16.78%
Operating Expenses / Revenues                    8.29%       4.42%      12.44%
Taxes / Pre-tax Income                          39.22%      39.19%      38.81%

--------------------------------------------------------------------------------

                   SCHEDULE B - FINANCIAL AND OPERATING RATIOS
                           Pharmacy Buying Association
                    AND COMPARATIVE PUBLICLY TRADED COMPANIES

                                        Amerisource    Cardinal       D&K        DrugMax    Henry Schein     McKesson    Moore Med
Exchange and Symbol                        ABC           CAH          DKHR         DMAX         HSIC            MCK          MMD
                                        -----------   -----------   ----------   ----------   ----------    -----------  ----------
OTHER
EPS Coefficient of Variation (2)              31.33%        33.53%       27.57%         n/a        49.95%         83.39%  -10926.00%
Size as Measured by Revenues ($000's)   $49,657,328   $57,149,600   $2,167,970   $  275,760   $3,154,284    $63,141,600  $  142,544

GROWTH**
LTM EPS Cont. Ops. Growth                     23.10%        25.78%       -36.76%        n/a         17.17%        31.48%         n/a
Forecasted Next Year EPS Growth               19.79%        31.99%        36.05%        n/a         19.02%        21.60%    -100.00%
5 Year Forecasted EPS Growth                  15.00%        15.30%        14.00%        n/a         15.00%        15.00%         n/a

                                        For the Five Years Ended:
                                          9/30/2003     6/30/2003     6/30/2003   3/31/2003    12/28/2002     3/31/2003   12/28/2002
5 YEAR COMPOUND ANNUAL GROWTH RATE*
Assets                                        47.47%        15.85%          n/a         n/a         14.15%        14.50%         nmf
Revenues                                      39.20%        14.86%          n/a         n/a         10.71%        20.91%         nmf
EPS Cont. Ops                                 30.60%        23.87%          n/a         n/a         28.30%        13.70%         nmf



Exchange and Symbol                      * Average      Median          PBA
                                        -----------   ----------    ----------
OTHER
EPS Coefficient of Variation (2)              35.59%       31.33%        47.98%
Size as Measured by Revenues ($000's)   $22,480,988   $3,154,284    $  157,570

GROWTH**
LTM EPS Cont. Ops. Growth                     22.02%       17.17%          n/a
Forecasted Next Year EPS Growth               23.10%       19.79%       -10.45%
5 Year Forecasted EPS Growth                  15.00%       15.00%        10.00%

For the Five Years Ended:
                                                                    12/31/2002
5 YEAR COMPOUND ANNUAL GROWTH RATE*
Assets                                        15.18%       15.18%        62.30%
Revenues                                      17.88%       17.88%       103.81%
EPS Cont. Ops                                 26.08%       26.08%        61.49%

--------------------------------------------------------------------------------
n/a = Not available
nmf = Not meaningful
EBIT = Earnings before interest and taxes
EBITDA = Earnings before interest, taxes, depreciation and amortization
CMLTD = Current maturities of long-term debt

* Average - mean, excluding the high and low amounts.
** A negative value results in 0 value being assigned.
(1) Total capitalization is long-term debt plus stockholders' equity
(2) Coefficient of variation is a measure of EPS volatility = five year standard deviation of EPS/five year average EPS
--------------------------------------------------------------------------------

SCHEDULE A (Dollars in Thousands, except per share data and ratios)

Moore Medical                                                                     For the Years Ended
MMD                                                                                  December 28,
                                                           1997        1998        1999        2000        2001        2002
                                                         --------     -------     -------    --------    --------   ----------
SELECTED LIQUIDITY, COVERAGE & LEVERAGE RATIOS
Current Ratio                                               2.36        2.47        2.52        2.50        2.01        2.75
Collection Period (Days)                                   19.24       37.15       32.14       35.07       40.24       45.22
Inventory Turnover                                         19.03        6.46        6.17        7.72        9.57        9.10
Revenues/Assets (Avg.)                                      7.36        3.11        2.95        2.85        3.02        3.33
EBIT/Interest + Preferred Dividends                          nmf         nmf         nmf         nmf      -10.67        6.68
EBITDA/CMLTD+Interest + Preferred Dividends                  nmf         nmf         nmf       -0.86        0.49       19.46
Equity/Assets (Avg.)                                        0.58        0.62        0.66        0.59        0.54        0.56
Equity/Ttl.Capitalization (Avg.)                            0.94        0.97        1.00        0.91        0.84        0.85

SELECTED PROFITABILITY RATIOS
Net Income Cont. Ops. Avail. Com./Revenues                 -1.01%       2.32%       1.65%      -2.35%      -1.23%       0.71%
Net Income Cont. Ops. Avail. Com./Avg. Equity             -12.91%      11.66%       7.38%     -11.23%      -6.92%       4.24%
Net Income Cont. Ops. Avail. Com./Avg. Assets              -7.45%       7.23%       4.87%      -6.68%      -3.72%       2.36%
Gross Profit/Revenues                                      11.53%      27.52%      27.26%      25.89%      26.59%      27.16%
Operating Expenses/Revenues                                12.50%      23.90%      25.08%      28.71%      28.27%      25.99%
Taxes/Pre-Tax Income                                       37.76%      37.00%      24.53%      10.93%      32.91%      28.61%

SELECTED VALUATION MULTIPLES
Price Per Share                                                                                                     $   7.15
Invested Capital Per Share                                                                                          $   8.49
Price Per Share / LTM EPS - Continuing Operations                                                                      23.06x
Price Per Share / Wt. Avg. EPS Cont. Ops. (5 years)                                                                    27.93x
Price Per Share / Forecasted EPS
Price Per Share / Book Value Per Share                                                                                  0.99x
Price Per Share / Revenues Per Share (LTM)                                                                              0.17x
Price Per Share / EBITDA Per Share (LTM)                                                                                4.85x
Invested Capital Per Share / Revenues Per Share (LTM)                                                                   0.20x
Invested Capital Per Share / EBITDA Per Share (LTM)                                                                     5.76x

SELECTED GROWTH RATE CALCULATIONS
CAGR in Assets (1,2,3,4,5 Yrs.)                                          nmf         nmf         nmf         nmf         nmf
CAGR in Revenues (1,2,3,4,5 Yrs.)                                        nmf         nmf         nmf         nmf         nmf
CAGR in F.D. EPS Cont. Ops. (1,2,3,4,5 Yrs.)                             nmf         nmf         nmf         nmf         nmf
EPS Cont. Ops. (5 Year Average)                                                                                     $   0.09
EPS Cont. Ops. (5 Year Standard Deviation)                                                                          $   0.72
CAGR in F.D. EPS (1,2,3,4,5 Yrs.)                                        nmf         nmf         nmf         nmf         nmf
EPS (5 Year Average)                                                                                                  ($0.01)
EPS (5 Year Standard Deviation)                                                                                     $   0.87


                                                                     9
Moore Medical                                                   Months Ended
MMD                                                             September 27,
                                                              2002         2003    January 16, 2004
                                                           ----------   ---------  ----------------
SELECTED LIQUIDITY, COVERAGE & LEVERAGE RATIOS
Current Ratio                                                              1.84
Collection Period (Days)                                                  48.20*
Inventory Turnover                                                         8.98*
Revenues/Assets (Avg.)                                                     3.41*
EBIT/Interest + Preferred Dividends                                       -3.76*
EBITDA/CMLTD+Interest + Preferred Dividends                                0.57*
Equity/Assets (Avg.)                                                       0.55
Equity/Ttl.Capitalization (Avg.)                                           0.91

SELECTED PROFITABILITY RATIOS
Net Income Cont. Ops. Avail. Com./Revenues                    1.09%       -0.28%*
Net Income Cont. Ops. Avail. Com./Avg. Equity                             -1.73%*
Net Income Cont. Ops. Avail. Com./Avg. Assets                             -0.95%*
Gross Profit/Revenues                                        27.62%       27.13%
Operating Expenses/Revenues                                  25.73%       27.39%
Taxes/Pre-Tax Income                                         35.98%       36.07%

SELECTED VALUATION MULTIPLES
Price Per Share                                                                      $ 10.45
Invested Capital Per Share                                                           $ 11.58
Price Per Share / LTM EPS - Continuing Operations                                        nmf
Price Per Share / Wt. Avg. EPS Cont. Ops. (5 years)                                    40.82x
Price Per Share / Forecasted EPS                                                         n/a
Price Per Share / Book Value Per Share                                                  1.46x
Price Per Share / Revenues Per Share (LTM)                                              0.23x
Price Per Share / EBITDA Per Share (LTM)                                               15.53x
Invested Capital Per Share / Revenues Per Share (LTM)                                   0.26x
Invested Capital Per Share / EBITDA Per Share (LTM)                                    17.21x

SELECTED GROWTH RATE CALCULATIONS
CAGR in Assets (1,2,3,4,5 Yrs.)
CAGR in Revenues (1,2,3,4,5 Yrs.)
CAGR in F.D. EPS Cont. Ops. (1,2,3,4,5 Yrs.)
EPS Cont. Ops. (5 Year Average)
EPS Cont. Ops. (5 Year Standard Deviation)
CAGR in F.D. EPS (1,2,3,4,5 Yrs.)
EPS (5 Year Average)
EPS (5 Year Standard Deviation)

          -------------------------------------------------------
          EPS Cont. Ops. - Earnings per share before discontinued operations and/or extraordinary and nonrecurring items

          * Annualized
          ** As of 09/27/03
          *** As of12/28/02
          **** Indicated dividend rate
          n/a - Not available
          nmf - Not meaningful
          -------------------------------------------------------

--------------------------------------------------------------------------------
                     SCHEDULE C - MARKET COMPARISON APPROACH
                           Pharmacy Buying Association
                    AND COMPARATIVE PUBLICLY TRADED COMPANIES
--------------------------------------------------------------------------------

                                  Amerisource   Cardinal       D&K        DrugMax    Henry Schein    McKesson      Moore Med
                                      ABC         CAH          DKHR         DMAX          HSIC          MCK           MMD
                                  -----------   --------     --------     -------    ------------    --------      ---------
Fully Diluted EPS Cont. Ops.*
          2003                      $  3.89      $  3.12      $  0.95       ($0.80)      $  0.00      $  1.90       $  0.31
          2002                      $  3.16      $  2.45      $  1.42      $  0.28       $  2.01      $  1.44        ($0.52)
          2001                      $  2.15      $  1.88      $  1.42       ($0.95)      $  1.57       ($0.15)       ($0.95)
          2000                      $  1.87      $  1.71      $  1.01       ($0.51)      $  1.41      $  0.65       $  0.67
          1999                      $  1.60      $  1.39      $  0.92      $  0.00       $  1.21      $  0.22       $  0.95
                                                                        Fiscal Year Ended
                                   9/30/2003    6/30/2003    6/30/2003    3/31/2003     12/28/2002   3/31/2003     12/28/2002
Wtd. Avg. EPS Cont. Ops             $  2.93      $  2.39      $  1.18          n/a       $  1.99      $  1.12       $  0.26
                                                                     Last Twelve Months Ended
                                   9/30/2003    9/30/2003    9/30/2003    9/30/2003     9/27/2003    9/30/2003     9/27/2003
LTM EPS Cont. Ops                   $  3.89      $  3.22      $  0.86       ($0.04)      $  3.00      $  2.13        ($0.12)
Forecasted Next Year EPS            $  4.66      $  4.25      $  1.17          n/a       $  3.57      $  2.59           n/a
Book Value Per Share                $ 35.79      $ 16.45      $ 12.22      $  2.56       $ 21.81      $ 16.63       $  7.17
LTM Revenues Per Share              $428.25      $127.94      $152.74      $ 38.18       $ 70.26      $217.80       $ 44.68
LTM EBITDA Per Share                $  8.12      $  5.75      $  2.39      $  0.22       $  5.96      $  4.32       $  0.67
Invested Capital As Of
   January 16, 2004                 $ 71.40      $ 66.26      $ 24.58      $  4.62       $ 74.87      $ 35.24       $ 11.58
Inv. Capital as a Multiple of:
  LTM Revenues Per Share               0.17         0.52         0.16         0.12          1.07         0.16          0.26
  LTM EBITDA Per Share                 8.79        11.52        10.28        21.35         12.57         8.15         17.21
Stock Price As Of
   January 16, 2004                 $ 55.45      $ 59.97      $ 13.76      $  1.99       $ 69.00      $ 30.12       $ 10.45
Stock Price as a Multiple of:
  LTM EPS                             14.25        18.62        16.00       -52.30         23.00        14.14        -87.08
  Wtd. Avg. EPS Cont. Ops             18.95        25.09        11.71          n/a         34.66        26.92         40.82
  Forecasted Next Year EPS            11.90        14.11        11.76          n/a         19.33        11.63           n/a
  Book Value Per Share                 1.55         3.65         1.13         0.78          3.16         1.81          1.46
  LTM Revenues Per Share               0.13         0.47         0.09         0.05          0.98         0.14          0.23
  LTM EBITDA Per Share                 6.83        10.43         5.75         9.20         11.58         6.97         15.53


                                                    Pharmacy Buying Association
                                                    ---------------------------
                                                                    Selected
                                     Market Comparison Methods      Publicly
                                    --------------------------       Traded         Concluded
                                      Selected      Implied        Equivalent      Value, Net of
                                     Multiples       Values          Value***      Prem./(Disc.)
                                    ----------     -----------     -----------     -------------
Fully Diluted EPS Cont. Ops.*                                                             -25%
          2003                      $   136.92
          2002                      $   115.14
          2001                      $    95.37
          2000                      $    49.12
          1999                      $    27.67

                                    12/31/2002
Wtd. Avg. EPS Cont. Ops             $   103.81

                                     9/30/2003
LTM EPS Cont. Ops                   $   102.71
Forecasted Next Year EPS            $    91.98
Book Value Per Share                $   710.28
LTM Revenues Per Share              $17,164.47
LTM EBITDA Per Share                $   191.44
Invested Capital As Of
   January 16, 2004                                                 $   710.28
Inv. Capital as a Multiple of:
  LTM Revenues Per Share                  0.10      $ 1,716.45
  LTM EBITDA Per Share                    5.75      $ 1,100.81
Stock Price As Of
   January 16, 2004                                                 $   947.04      $   710.28
Stock Price as a Multiple of:
  LTM EPS                                11.50      $ 1,181.14            9.22            6.92
  Wtd. Avg. EPS Cont. Ops                18.00      $ 1,868.61            9.12            6.84
  Forecasted Next Year EPS               12.00      $ 1,103.70           10.30            7.72
  Book Value Per Share                    1.00      $   710.28            1.33            1.00
  LTM Revenues Per Share                  0.10      $ 1,661.85            0.06            0.04
  LTM EBITDA Per Share                    5.46      $ 1,046.21            4.95            3.71

--------------------------------------------------------------------------------
SUMMARY: STOCK PRICE AS A MULTIPLE OF:                     Average       Median
   LTM EPS Cont. Ops                                        12.60         14.25
   Wtd. Avg. EPS Cont. Ops                                  26.41         26.01
   Forecasted Next Year EPS                                 12.59         11.90
   Book Value Per Share                                      1.82          1.55
   LTM Revenues Per Share                                    0.21          0.14
   LTM EBITDA Per Share                                      9.00          9.20

INVESTED CAPITAL AS A MULTIPLE OF:
   LTM Revenues Per Share                                    0.25          0.17
   LTM EBITDA Per Share                                     12.07         11.52
           (Note: Averages excludes the high and low)
--------------------------------------------------------------------------------

*     A loss year results in $0 value being assigned.
** Numbers are rounded within the spreadsheet, therefore values may not exactly equal manual calculations.
*** Includes consideration of implied value determined under the Income and Asset Approaches - See Sections D and E.

--------------------------------------------------------------------------------

                           MARKET GUIDELINE COMPANIES

      AmerisourceBergen Corporation is a wholesale distributor of pharmaceutical products and related healthcare services and solutions. The Company distributes a full line of products, including pharmaceuticals, proprietary medicines, cosmetics, toiletries, personal health products, sundries and home healthcare supplies and equipment. It provides services to acute care hospitals and health systems, independent retail pharmacies, alternate site customers and national and regional retail pharmacy chains located throughout the United States. It also distributes pharmaceuticals to long-term care and workers' compensation patients and provides product distribution, logistics, pharmacy management programs, pharmacy automation, consulting services and Internet fulfillment services. The Company operates in two segments: Pharmaceutical Distribution, primarily its wholesale and specialty drug distribution business, and PharMerica, its institutional pharmacy business.

      Cardinal Health, Inc. is a provider of products and services to healthcare providers and manufacturers, helping them improve the efficiency and quality of healthcare. The Company has four segments: Pharmaceutical Distribution and Provider Services, which offers pharmaceutical and other healthcare products, as well as pharmacy management services; Medical-Surgical Products and Services, which includes medical products and services; Pharmaceutical Technologies and Services, which provides a broad range of technologies and services, and Automation and Information Services, which focuses on meeting customer needs through proprietary automation and information products and services.

      D&K Healthcare Resources, Inc. is a full-service, regional wholesale drug distributor. From facilities in Missouri, Kentucky, Minnesota, South Dakota and Florida, the Company distributes a broad range of pharmaceutical products, health and beauty aids, as well as related products to its customers in more than 24 states. D&K is focused on serving the needs of independent and regional pharmacies. Its independent and regional pharmacy customers are located in 24 states primarily in the midwest and southern United States. The Company sells branded pharmaceuticals, generic pharmaceuticals and over-the-counter (OTC) health and beauty aids. In addition to distributing products to independent, regional and national pharmacies, D&K also provides its products and services to other healthcare providers, including hospitals, alternate-site care providers and pharmacy benefit management companies.

      DrugMax, Inc. is primarily a full-line, wholesale distributor of pharmaceuticals, over-the-counter products, health and beauty care products and nutritional supplements. The Company is an Internet business-to-business pharmaceutical marketer and a business-to-business online trade exchange for the same products. The Company distributes its products to independent pharmacies in the continental United States and to small and medium-sized pharmacy chains, alternative care facilities and other wholesalers and retailers, and maintains an inventory of over 20,000 stock-keeping units (SKUs) from many manufacturers. It holds licenses to ship to all 50 states and Puerto Rico. The Company's products are sold both through traditional wholesale distribution lines and its Website, www.drugmax.com.

      Henry Schein, Inc. is a distributor of healthcare products and services to office-based healthcare practitioners in the combined North American and European markets.

The Company serves more than 400,000 customers worldwide, including dental practices and laboratories, physician practices and veterinary clinics, as well as government and other institutions. Henry Schein conducts its business through two segments: healthcare distribution and technology. The healthcare distribution segment consists of the Company' dental, medical and international groups. The international group is comprised of healthcare distribution business units, located primarily in Europe, and offers products and services to dental and medical customers in their respective geographic regions. The technology segment consists primarily of the Company's practice management software business and certain other products and services that are distributed to healthcare professionals in the United States and Canada.

      McKesson Corporation provides supply, information and care management products and services designed to reduce costs and improve quality across the healthcare industry. The Company conducts its business through three segments. Through the Pharmaceutical Solutions segment, McKesson distributes ethical and proprietary drugs and health and beauty care products throughout North America. The Company also provides patient and payor services in the United States through this segment. The Medical-Surgical Solutions segment distributes medical-surgical supplies and equipment, and provides logistics and related services within the United States. The Company's Information Solutions segment delivers enterprise-wide patient care, clinical, financial, supply chain, managed care and strategic management software solutions, as well as outsourcing and other services, to healthcare organizations throughout North America, certain European countries and the United Kingdom.

      Moore Medical Corp. is an Internet-enabled multi-channel marketer and distributor of medical, surgical and pharmaceutical products to over 100,000 healthcare practices and facilities in non-hospital settings nationwide, including physicians, emergency medical technicians, schools, correctional institutions, municipalities, occupational/industrial health doctors and nurses, and other specialty practice communities. Moore Medical also serves the medical/surgical supply needs of over 26 customer community affiliates. The Company markets to and serves its customers through direct mail, industry-specialized telephone support staff, field sales representatives, and the Internet.

================================================================================














                                    SECTION D
                                INCOME APPROACH


















================================================================================

                  SCHEDULE D - DISCOUNTED FUTURE RETURNS METHOD

                        Pharmacy Buying Association, Inc.
                             DIVIDEND DISCOUNT MODEL

                                January 16, 2004

Assumptions for the Components of the                      Present Value of Cash Flow Plus Terminal Value   $5,435,829
  Minority Interest Discount Rate:                         Present Value Per Share                          $   740.78

U.S. Treasury Rates - Risk Free Rate          4.87%          Number of Shares                                    7,338
Large Cap. Stock - Risk Premium               7.00%
Large Cap. Stock - Risk Premium               3.53%
Subject Company's Stock - Risk Premium        8.34%
                                            ------
Minority Interest Discount Rate              24.00%
                                            ======

                                    Forecasted
                                    Net Income                    Forecasted       Present      Present         Common
Year Ended               Growth     Continuing       Percentage     Common          Value       Value of      Shareholders'
  2002                    Rates     Operations*        Payout      Dividends        Factor      Cash Flow       Equity**
----------              --------  --------------    ------------  -----------     ----------   ------------   -------------
  2003        (LTM as of 9/30/03)   $  985,216                    $         0                                  $ 5,306,661
  2004                   -31.50%       674,915           0.00%              0       0.806452    $         0      5,981,576
  2005                    15.00%       776,152           0.00%              0       0.650364              0      6,757,728
  2006                    15.00%       892,575           0.00%              0       0.524487              0      7,650,303
  2007                    15.00%     1,026,461           0.00%              0       0.422974              0      8,676,765
  2008                    15.00%     1,180,431           0.00%              0       0.341108              0      9,857,195
Terminal Value = LTM Forecasted Net Income times        13.50     $15,935,812       0.341108      5,435,829

NOTES:

  Growth in net income and the dividend payout percentage were forecasted by the Company's management.No assurances can be made that these forecasts will be realized.
  * Forcasted net income continuing operations to common.
  ** Based on post transaction proforma balance sheet.
  Assumes terminal value is as of: 01/15/09
  Implied multiples at year ended: 2008
    Terminal value to (LTM) net income:                  13.50
    Terminal value to shareholders' equity:               1.62

--------------------------------------------------------------------------------

                           CAPITALIZED RETURNS METHOD
                       Pharmacy Buying Association, Inc.
                                   SCHEDULE E

                                January 16, 2004


Assumptions for the Components of the
  Minority Interest Equity Discount Rate:

U.S. Treasury Rates - Risk Free Rate                                       4.87%
Large Cap. Stock - Risk Premium                                            7.00%
Small Cap. Stock - Risk Premium                                            3.53%
Subject Company's Stock - Risk Premium                                     8.60%
                                                                          -----
Equity Discount Rate                                                      24.00%
                                                                          =====

Earnings Base                                     $985,216*

Growth Rate                                          10.00%**

Capitalization of Earnings:
                                                            Next Year
          Earnings Base           Growth Rate             Earnings Base

            $985,216       X       (1 +10 %)          =    $1,083,738

       Equity Discount Rate       Growth Rate               Cap Rate

             24.00%      minus      10.00%            =      14.00%

                                                         Indicated Value

     Next Years Earnings Base     $1,083,738          =    $7,740,983
                                -------------
            Cap Rate                14.00%

                                                         Indicated Value
                                                            Per Share

Common Shares Outstanding            7,338                 $1,054.92

*     Last Twelve Months earnings per share as of 9/30/03.

**    Based on management's forecasted growth in earnings.

--------------------------------------------------------------------------------

================================================================================














                                    SECTION E
                                 ASSET APPROACH


















================================================================================

                      Schedule F - Underlying Asset Method
                        Pharmacy Buying Association, Inc.

                               Balance Sheet as of
                               September 30, 2003

                                At        At Estimated                                                        At        At Estimated
                            Historical    Fair Market                                                      Historical   Fair Market
                               Cost          Value                                                            Cost         Value
                            -----------   -----------                                                      -----------  ------------
ASSETS                                                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current Assets               15,537,628    15,537,628 (a)
                                                            Current Liabilities                             11,442,667   11,442,667

Net property & equipment        377,035       377,035 (b)   Deferred income taxes                                7,000        7,000

                                                            Long Term Liabilities                                    0            0
                                                                                                           -----------  -----------
Other assets                    229,144       229,144

Other assets                    517,890       517,890           Total liabilities                           11,449,667   11,449,667

                                                            Stockholders' Equity                             5,212,030    5,212,030

                            -----------   -----------                                                      -----------  -----------
Total Assets                $16,661,697   $16,661,697           Total Liabilities & Stockholders' Equity   $16,661,697  $16,661,697
                            ===========   ===========                                                      ===========  ===========

Common Shares Outstanding         7,338                     Book Value Per Share                           $    710.28  $   710.28

--------------------------------------------------------------------------------

ADJUSTMENTS :

NOTE: if amounts are not footnoted, we assumed estimated fair market value approximates the value as recorded on the Company's balance sheet.

(a) Since we assumed an "on-going" business, no adjustments were made to accounts receivable or inventory.

(b) According to management current value for property and equipment equals their net book value.

--------------------------------------------------------------------------------

================================================================================














                                    SECTION F
                         VARIABLE RATE PREFERRED STOCK


















================================================================================

     Schedule G - Initial Public Offerings of Variable Rate Preferred Stock

      Symbol                                         IPO           Call Date     Moodys/S&P
      CUSIP         Security        Exchange         Date       Maturity Date      Rating     Distributions     Benchmark
---------------   -------------    -----------    -----------  ---------------  ------------  -------------  ----------------
                                                                  Until 2019
                    Pharmacy                                        spread
                    Buying                                        increases
                    Association                                   1.00% every                                    Higher of,
                    Variable Rate     not                        five years if                                 1yr., or 10
                    Preferred      registered                     not called.        NR           Quarterly       yr. CMT
                    Stock                           1/16/2004         None

                    MBNA Corp.,
                    Adj Rate
                    Cumulative                                                                                    Higher of
                    Preferred                                                        Baa3 /                    bill, 10yr., or
1     KRB-B         Stock, Series     NYSE                        10/15/2001         BBB          Quarterly       30 yr. CMT
    55262L308       B                               9/19/1996        None

                    UBS
                    Preferred
                    Funding Trust
                    IV, Floating                                                                                 one month
2     UBS-D         Rate Trust        NYSE                        6/15/2008        A1 / AA+        Monthly         LIBOR
    90263W20        Pfd Sec                         5/22/2003        None

                    Freddie Mac,
                    Variable Rate
                    Perpetual                                                                                      twelve
                    Non-cum                                                                                         month
3     FRE-N         Preferred Stk     NYSE                        3/31/2003        Aa3 / AA-      Quarterly         LIBOR
    313400764       3/01                            3/23/2001        None

                    Freddie Mac,
                    Variable Rate
                    Perpetual
                    Non-cum
4     FRE-M         Preferred Stk     NYSE                        4/1/2003         Aa3 / AA-      Quarterly        2yr. CMT
    313400780       1/01                            1/26/2001        None

                    Freddie Mac,
                    Variable Rate
                    Perpetual
                    Non-cum
5     FRE-Q         Preferred Stk     NYSE                        6/30/2003        Aa3 / AA-      Quarterly        2 yr. CMT
    313400756       5/01                            5/30/2001        None


      Symbol        Benchmark          Rate                                             Average Fixed
      CUSIP          Spread           Floor       Ceiling   Adjust        Cumulative    Coverage Ratio*
----------------  --------------    ----------  ---------- ---------   -------------- -----------------





                    Plus 1.50%         4.00%      12.00%   Quarterly                       2.72 ***
                                                                             Y




1     KRB-B             99.00%         5.50%      11.50%   Quarterly                       2.13
    55262L308                                                                Y




2     UBS-D         Plus 0.70%                              Monthly                        1.17
    90263W20                                                                 N





3     FRE-N         Minus 0.20%                   11.00%    Yearly                         1.14
    313400764                                                                N





4     FRE-M         Plus 0.10%                    11.00%   Two Years                       1.14
    313400780                                                                N





5     FRE-Q         Plus 0.20%                    11.00%    Two Years                      1.14
    313400756                                                                N

     Schedule G - Initial Public Offerings of Variable Rate Preferred Stock


       Symbol                                  IPO       Call Date     Moodys/S&P                                      Benchmark
       CUSIP      Security       Exchange      Date    Maturity Date     Rating    Distributions   Benchmark            Spread
---------------  --------------  --------  ---------- ---------------  ----------  ------------- -------------       -------------

                  1st Source
                  Capital Trust
                  II, Floating                                                                    three month
6      SRCEO      Rate Cumul       NNM                    3/31/2002     NR / NF       Quarterly     Treasury           Plus 2.25%
     33645X208    Trust Pfd Sec              3/18/1997    3/31/1946

                  Summit
                  Securities                                                                        Higher of 3
                  Inc., Var Rate                                                                     mo. bill,
                  Cumul Pfd                                                                        10yr., or 12
7      SGM-       Stock Series     AMEX                    Now           NF / NF       Monthly        yr. CMT          Plus 0.50%
     866261209    S-3                        2/15/2000    None

                  Metropolitan
                  Mortgage &                                                                        Higher of 3
                  Securities,                                                                        mo. bill,
                  Var Rate                                                                         10yr., or 12
8      MPD-       Preferred        AMEX                    Now           NF / NF       Monthly         yr. CMT         Plus 0.50%
     59219P602    Stock E-7                  10/28/1997   None

                  ConAgra
                  Capital LC,
                  Adj Rate                                                                            Higher of
                  Cumul                                                   Baa2 /                   bill, 10yr., or
9      CAG-B      Preferred        NYSE                   6/30/1999        BBB+        Monthly        30 yr. CMT         95.00%
     20588V307    Securities B               6/3/1994     6/30/2043

                  Western
                  United
                  Holding Co.,
                  Var Rate
10     WUC-       Cumul Pfd        AMEX                     Now           NF / NF       Monthly       5 yr. CMT        Plus 2.00%
     95983P204    Stock A                    9/20/2002     None

                  TXU Gas Co.,
                  Adj Rate
                  Depositary                                                                         Higher of
                  Preferred                                                                       bill, 10yr., or
11     TGF-F      Shares,          NYSE                   5/1/1999       Ba2 / BBB     Quarterly      30 yr. CMT         87.00%
     873170302    Series F                   4/14/1994      None


       Symbol               Rate                                    Average Fixed
       CUSIP           Floor   Ceiling    Adjust      Cumulative   Coverage Ratio*
-----------------   ------------------- ----------  -------------  ---------------





6      SRCEO                            Quarterly                     1.51
     33645X208                                             Y





7      SGM-            6.00%    14.00%    Monthly                     1.37
     866261209                                             Y





8      MPD-            6.00%    14.00%    Monthly                       **
     59219P602                                             Y





9      CAG-B           5.00%    10.00%   Quarterly                    2.35
     20588V307                                             Y





10     WUC-            4.00%    14.00%    Monthly                       **
     95983P204                                             Y





11     TGF-F           4.50%    10.50%   Quarterly                     1.00
     873170302
                                                           Y

     Schedule G - Initial Public Offerings of Variable Rate Preferred Stock

     Symbol                                     IPO      Call Date     Moodys/S&P                                    Benchmark
     CUSIP         Security       Exchange      Date   Maturity Date     Rating    Distributions       Benchmark       Spread
---------------  --------------- ----------- --------- -------------  -----------  --------------  ---------------- -------------
                   Fannie Mae,
                   Variable Rate
                   Non-Cumul
                   Preferred
12     FNM-F       Stock, Series    NYSE                  3/31/2002     Aa3 / AA-     Quarterly       2 yr. CMT      Minus 0.16%
     313586703     F                         3/20/2000      None

                   Fannie Mae,
                   Variable Rate
                   Non-Cumul
                   Preferred
13     FNM-G       Stock, Series    NYSE                  9/30/2002     Aa3 / AA-     Quarterly       2 yr. CMT      Minus 0.18%
     313586802     G                          8/8/2000      None

                   HSBC USA
                   Inc., Adj Rate                                                                      Higher of
                   Dep Shares                                                                       bill, 10yr., or
14     HBA-D       Cumul Pfd        NYSE                  7/1/1999      A3 / A+       Quarterly       30 yr. CMT        81.00%
     40428H706     Stock D                    5/18/1994     None

                   J.P. Morgan
                   Chase & Co.,
                   4.96%                                                                               Higher of
                   Noncum                                                                           bill, 10yr., or
15     JPMCP       Fixed/Adj        PKSHT                 6/30/2003     A3 / A-       Quarterly       30 yr. CMT     Minus 0.20%
       n.a.        Rate Pfd                   5/18/1998     None

                   J.P. Morgan
                   Chase & Co.,
                   Adj Rate                                                                            Higher of
                   Cumul Pfd                                                                        bill, 10yr., or
16     JPM-N       Stock Series     NYSE                  6/30/1999     A3 / A-       Quarterly       30 yr. CMT        85.00%
     46625H878     N                          5/2/1994

                   J.P. Morgan
                   Chase & Co.,
                   Adj Rate                                                                            Higher of
                   Cumul Pfd                                                                        bill, 10yr., or
17     JPM-L       Stock Series     NYSE                  6/30/1999     A3 / A-       Quarterly       30 yr. CMT        84.00%
     46625H886     L                          6/3/1994      None


       Symbol              Rate                                    Average Fixed
       CUSIP          Floor   Ceiling    Adjust      Cumulative   Coverage Ratio*
------------------   ----------------- ----------   ------------  ----------------




12     FNM-F                   11.00%   Two Years                       1.18
     313586703                                           N





13     FNM-G                   11.00%   Two Years                       1.18
     313586802                                           N




14     HBA-D          4.50%    10.50%   Quarterly                      1.61
     40428H706                                           Y





15     JPMCP          5.46%    11.46%   Quarterly                      1.73
       n.a.                                             N




16     JPM-N          4.50%    10.50%   Quarterly                      1.20
     46625H878                                          Y




17     JPM-L          4.50%    10.50%   Quarterly                      1.53
     46625H886                                          Y

* Average for three fiscal years prior to Ratio of fixed charges are as reported by the companies and generally are computed offering. based on earnings from before extraordinary items, taxes, and fixed charges divided by fixed charges plus preferred stock dividend requirement.

** Earnings from before extraordinary items, taxes, and fixed charges did not cover fixed charges plus preferred stock dividend requirement.

***   Preferred coverage ratio forecasted by management.

                      INITIAL PUBLIC OFFERINGS OF VARIABLE
                              RATE PREFERRED STOCK

MBNA CORPORATION

      MBNA Corporation is the bank holding company of MBNA America Bank, N.A. (the Bank), a national bank, organized in January 1991, as the successor to a national bank, formed in 1982, and the Company's principal subsidiary. The Bank has two wholly owned foreign bank subsidiaries, MBNA Europe Bank Limited, formed in 1993, with its headquarters in the United Kingdom, and MBNA Canada Bank, which was formed in 1997. Through the Bank, MBNA is an independent credit card lender and is an issuer of endorsed credit cards, marketed primarily to members of associations and customers of financial institutions and other organizations. In addition to its credit card lending, the Company also makes other consumer loans, which include installment and revolving unsecured loan products, and offers insurance and deposit products. MBNA is also the parent of MBNA America (Delaware), N.A., a national bank that offers mortgage loans, aircraft loans and business card products.

      1. SECURITY DESCRIPTION: MBNA Corp., Adjustable Rate Cumulative Preferred Stock, Series B, $25 stated value per share, redeemable at the issuer's option on or after 10/15/2001 at $25 per share plus accrued and unpaid dividends, with no stated maturity, and with adjustable rate distributions paid quarterly on 1/15, 4/15, 7/15 & 10/15 to holders of record on the date fixed by the board, not more than 60 days prior to the payment date. The adjustable dividend rate is equal to 99% of the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Thirty Year Constant Maturity Rate. The dividend rate is determined in advance for each dividend payment and will not be less than 5.5% or greater than 11.5% per annum. In regards to payment of dividends and upon liquidation, the preferred shares rank equally with other preferreds and senior to the common shares of the company.

UBS PREFERRED FUNDING COMPANY LLC IV

      UBS is a global, integrated investment services firm and the leading bank in Switzerland. Its shares are listed on the virt-x, which is majority owned by the SWX Swiss Exchange, on the New York Stock Exchange and on the Tokyo Stock Exchange. UBS Preferred Funding Trust IV is a Delaware statutory trust. UBS Preferred Funding Trust exists for the purpose of issuing the trust preferred securities representing a corresponding amount of the company preferred securities, together with related rights under the UBS AG subordinated guarantee. UBS Preferred Funding Trust will pass the dividends it receives on the company preferred securities through to you as distributions on the trust preferred securities.

      2. SECURITY DESCRIPTION: UBS Preferred Funding Trust IV, Floating Rate Noncumulative Trust Preferred Securities, representing a corresponding amount of securities of UBS Preferred Funding Company LLC IV, guaranteed by UBS AG, liquidation preference $25 per share, redeemable at the issuer's option on or after 6/15/2008 at $25 per share plus accrued and unpaid dividends, with no stated maturity, and with floating rate distributions paid monthly on the 15th day of each month to holders of record on the first day of the month in which the payment is due. The floating rate will be equal to 0.70% above the one-month LIBOR per annum and reset each month. The trust's assets consist of the Floating Rate Perpetual Subordinated Deferrable Interest Note which was purchased from the company using the funds generated from the sale of the trust preferred securities.

THE FEDERAL HOME LOAN MORTGAGE CORPORATION

      Freddie Mac purchases and securitizes mortgages that are resold to investors in the form of guaranteed mortgage pass-through certificates. The Company was chartered by the United States Congress to create a continuous flow of funds to mortgage lenders in support of homeownership and rental housing. Freddie Mac purchases mortgages from lenders and packages them into securities that are sold to investors.

      3. SECURITY DESCRIPTION: Freddie Mac (Federal Home Loan Mortgage Corp.), Variable Rate, Non-Cumulative Preferred Stock, liquidation preference $50 per share, redeemable at the issuer's option on or after 3/31/2003 at $50 per share plus unpaid dividends, with no stated maturity, and with distributions paid quarterly on 3/31, 6/30, 9/30 & 12/31 to holders of record on the date fixed by the board, not more than 45 or less than 10 days prior to the payment date. The initial dividend rate is 4.50% with a rate cap 11%. The dividend rate will be reset on 4/01/2002 and every year thereafter on April 1. The dividend rate is based on the 12-month LIBOR Rate minus 0.20%. In regards to payment of dividends and upon liquidation, the preferred shares rank equally with other preferreds and senior to the common shares of the company.

      4. SECURITY DESCRIPTION: Freddie Mac (Federal Home Loan Mortgage Corp.), Variable Rate, Non-Cumulative Preferred Stock, liquidation preference $50 per share, redeemable at the issuer's option on 4/01/2003 and every two years thereafter on April 1, with no stated maturity, and variable rate distributions are paid quarterly on 3/31, 6/30, 9/30 & 12/31 to holders of record on the date fixed by the board, not more than 45 or less than 10 days prior to the payment date. The initial dividend rate is 4.817% with a rate cap of 11%. The variable dividend rate will be reset on 4/01/2003 and every 2 years thereafter on April 1, based on 2-year CMT Rate plus 0.10%. In regards to payment of dividends and upon liquidation, the preferred shares rank equally with other preferreds and senior to the common shares of the company.

      5. SECURITY DESCRIPTION: Freddie Mac (Federal Home Loan Mortgage Corp.), Variable Rate, Non-Cumulative Preferred Stock, liquidation preference $50 per share, redeemable at the issuer's option on 6/30/2003 and on 6/30 every two years thereafter at $50 per share plus unpaid dividends, with no stated maturity, and with current distributions of $2.24 (4.48%) per annum paid quarterly on 3/31, 6/30, 9/30 & 12/31 to holders of record as set by the Board which will be 10 to 45 days prior to the payment date. The initial dividend rate is 4.48% through 6/30/2003. The rate will be reset on 7/01/2003 and on 7/1 every two years thereafter based on the 2-year CMT Rate plus 0.20%. The security has DRD Protection through 11/20/2002. In regards to payment of dividends and upon liquidation, the preferred shares rank equally with other preferreds and senior to the common shares of the company.

1st SOURCE CORPORATION

      1st Source Corporation is an Indiana corporation and registered bank holding company headquartered in South Bend, Indiana. The Company, through its principal subsidiary 1st Source Bank (the "Bank"), delivers a comprehensive range of consumer and commercial banking services to individual and business customers through 42 banking locations in the northern Indiana/southwestern Michigan market area. The Bank also competes for business nationwide by offering specialized financing services for used private aircraft, automobiles for leasing and rental agencies, heavy duty trucks and construction equipment.

      6. SECURITY DESCRIPTION: 1st Source Capital Trust II, Floating Rate Cumulative Trust Preferred Securities, liquidation amount $25 per share, guaranteed by 1st Source Corp. (Nasdaq: SRCE), redeemable at the issuer's option on or after 3/31/2002 at $25 per share plus accrued and unpaid dividends, maturing 3/31/2027 which may be extended to 3/31/2046, floating rate distributions are paid quarterly on 3/31, 6/30, 9/30 & 12/31 to holders of record on the 15th day of the month in which the payment is due. The Floating Rate for the security is the 3-Month Treasury rate plus 2.25%. The company has the right, at any time, to defer dividend payments for up to 20 consecutive quarters (but not beyond the maturity date). The trust's assets consist of the Floating Rate Subordinated Deferrable Interest Debentures due 3/31/2027 (which may be extended to 3/31/2046) that were purchased from the company using the funds generated from the sale of the trust preferred securities.

SUMMIT SECURITIES, INC.

      Summit Securities, Inc. was incorporated under the laws of the State of Idaho on July 25, 1990. Summit and its subsidiaries are engaged in a nationwide business of originating, acquiring, holding and selling receivables. These receivables include small to mid-sized commercial real estate loans and real estate contracts and promissory notes that are secured by first position liens on residential real estate. Summit and its subsidiaries also invests in receivables consisting of real estate contracts and promissory notes secured by second and lower position liens, structured settlements, annuities, lottery prizes, and other investments.

      7. SECURITY DESCRIPTION: Summit Securities Inc., Variable Rate Cumulative Preferred Stock, Series S-3, liquidation preference $25 per share, redeemable any time at the issuer's option at $25 per share plus accrued and unpaid dividends, with no stated maturity, and with variable rate distributions paid monthly on the 20th day of each month to holders of record on the 5th day of each month. The annual variable rate distributions are based on highest of the 3-month U.S. Treasury Bill rate, the ten year constant maturity rate or the twenty year constant maturity rate plus 0.5% with a minimum rate of 6% and a maximum rate of 14% per annum. In regards to payment of dividends and upon liquidation, the preferred shares rank equally with other preferreds and senior to the common shares of the company.

METROPOLITAN MORTGAGE & SECURITIES CO., INC.

      Metropolitan was incorporated in the State of Washington in January 1953. Metropolitan and its affiliates (including Summit Securities, Inc.) are engaged in a nationwide business of originating, acquiring, holding and selling receivables. These receivables include small to mid-sized commercial real estate loans and real estate contracts and promissory notes that are secured by first position liens on residential real estate. Summit and its subsidiaries also invests in receivables consisting of real estate contracts and promissory notes secured by second and lower position liens, structured settlements, annuities, lottery prizes, and other investments.

      8. SECURITY DESCRIPTION: Metropolitan Mortgage & Securities Co. Inc., Variable Rate Cumulative Preferred Stock, Series E-7, liquidation preference $25, redeemable anytime at the issuer's option on 30 days notice at $25 per share plus accrued and unpaid dividends, with no stated maturity, and with distributions paid monthly on the 20th day of each month to holders of record on the 5th day of each month. The annualized dividend rate, adjusted monthly, will be equal to the sum of the highest of the three-month U.S. Treasury Bill rate, the ten-year constant maturity rate or the twenty year constant maturity rate, plus 0.50%, with a 6% minimum and a 14% maximum. The board has authorized an additional dividend of 2.65% annually which can be eliminated or reduced at any time. The Series E-7 preferred stock ranks equally with the outstanding preferred stock, Series C, D and E, as to dividends and liquidation preferences and senior to the Series G, H and subordinate preferred stock.

CONAGRA

      ConAgra Foods, Inc. is a packaged food company whose operations are classified into three segments: Packaged Foods, Food Ingredients, Agricultural Products. The Packaged Foods segment includes shelf-stable, frozen and refrigerated consumer products, which are processed and packaged for sale to retail, deli and foodservice customers. The Food Ingredients includes specialty ingredients, milled ingredients and basic ingredients businesses. Through its Agricultural Products segment, ConAgra Foods distributes crop protection chemicals, fertilizers and seeds at wholesale and retail levels.

      9. SECURITY DESCRIPTION: ConAgra Capital L.C., Series B Adjustable Rate Cumulative Preferred Securities, liquidation preference $25 per share, guaranteed by ConAgra Inc. (NYSE: CAG), redeemable at the issuer's option on or after 6/30/1999 at $25 per share plus accrued and unpaid dividends, maturing 6/30/2043, and adjustable rate distributions are paid monthly on the last day of the month to holders of record one business day prior to the payment date. The adjustable rate will be 95% of the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Thirty Year Constant Maturity Rate determined quarterly but no less the 5.0% or more than 10.5%. The company has the right, at any time, to defer interest payments for up to 18 consecutive months (see IPO prospectus for details). The trust's assets consist of the adjustable rate Series B Debentures due 6/30/2043 which were purchased from the company using the funds generated from the sale of the preferred securities.

WESTERN UNITED HOLDING COMPANY

      Western United Holding Company is a holding company with only one wholly owned operating subsidiary, Western United Life Assurance Company. The Company is a wholly owned subsidiary of Metropolitan Mortgage & Securities Co., Inc. Substantially all of its operations are conducted through Western Life.

      10. SECURITY DESCRIPTION: Western United Holding Co., Variable Rate Cumulative Preferred Stock, Series A, liquidation preference $25 per share, redeemable any time at the issuer's option at $25 per share plus accrued and unpaid dividends, with no stated maturity, and with variable rate distributions paid monthly on the 20th calender day of each month to holders of record on the 5th calendar day of each month. The variable dividend rate will be equal to the U.S. Treasury 5 Year Constant Maturity Rate plus 2.00%. In addition, their pricing committee has authorized an additional 2.60% annually which may be increased, decreased or eliminated at any time. In regards to payment of dividends and upon liquidation, the preferred shares rank equally with other preferreds and senior to the common shares of the company.

TXU CORPORATION

      TXU Corporation is an energy company that is engaged in power production (electricity generation), wholesale energy sales, retail energy sales and related services, portfolio management (including risk management and certain trading activities), energy delivery, and, through a joint venture, telecommunications services.

      11. SECURITY DESCRIPTION: TXU Gas Co., formerly Enserch Corp., Depositary Preferred Shares, Series F, liquidation preference $25 per depositary share, each representing 1/40 share of Adjustable Rate Cumulative Preferred Stock, Series F, redeemable at the issuer's option on or after 5/01/1999 at $25 per depositary share plus accrued and unpaid dividends, with no stated maturity, and with adjustable rate distributions paid quarterly on 2/1, 5/1, 8/1 & 11/1 to holders of record on the date fixed by the board. The adjustable rate for each quarter will be 87% of the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Thirty Year Constant Maturity Rate with a minimum of 4.50% and a maximum of 10.5%. In regards to payment of dividends and upon liquidation, the preferred shares rank equally with other preferreds and senior to the common shares of the company.

FEDERAL NATIONAL MORTGAGE ASSOCIATION

      Federal National Mortgage Association (Fannie Mae) facilitates the flow of low- cost mortgage capital in order to increase the availability and affordability of homeownership for low-, moderate- and middle-income Americans. The Company operates under a federal charter and its primary regulator is the Office of Federal Housing Enterprise Oversight (OFHEO). Fannie Mae is a source of funds for mortgage lenders and investors, providing resources for customers to make additional mortgage loans or investments in mortgage-related securities. The Company provides liquidity to the mortgage market for the benefit of borrowers, but it does not lend money directly to consumers. Fannie Mae operates exclusively in the secondary mortgage market by purchasing mortgages and mortgage-related securities from primary market institutions, such as commercial banks, savings and loan associations, mortgage companies, securities dealers and other investors.

      12. SECURITY DESCRIPTION: Fannie Mae (Federal National Mortgage Assoc.), Variable Rate Non-Cumulative Preferred Stock, Series F, liquidation preference $50 per share, redeemable at the issuer's option on or after 3/31/2002 at $50 per share plus unpaid dividends, with no stated maturity, and with variable distributions paid quarterly on 3/31, 6/30, 9/30 & 12/31 to holders of record on the date fixed by the board, not more than 45 days or less than 10 days prior to the payment date. In regards to payment of dividends and upon liquidation, the preferred shares rank equally with other preferreds and senior to the common shares of the company. The initial dividend rate is 6.295% per year. The dividend rate will reset as of March 31, 2002 and as of March 31 every two years thereafter, based on the two-year CMT Rate minus 0.16%, subject to a cap of 11% per year.

      13. SECURITY DESCRIPTION: Fannie Mae (Federal National Mortgage Assoc.), Variable Rate Non-Cumulative Preferred Stock, Series G, liquidation preference $50 per share, redeemable at the issuer's option on or after 9/30/2002 at $50 per share plus unpaid dividends, with no stated maturity, and with variable distributions paid quarterly on 3/31, 6/30, 9/30 & 12/31 to holders of record on the date fixed by the board, not more than 45 days or less than 10 days prior to the payment date. In regards to payment of dividends and upon liquidation, the preferred shares rank equally with other preferreds and senior to the common shares of the company. The initial dividend rate is 6.023% per year. The dividend rate will reset as of September 30, 2002 and as of September 30 every two years thereafter until any redemption, based on the two-year CMT Rate minus 0.18%, subject to a cap of 11% per year.

HSBC

      HSBC Holdings PLC is a banking and financial services organization. The Company's network is comprised of over 9,500 offices in 80 countries and territories in Europe, the Asia-Pacific region, the Americas, the Middle East and Africa. It provides a comprehensive range of financial services to personal, commercial, corporate, institutional and investment, and private banking clients. HSBC's largest and best-known subsidiaries and their primary areas of operation are The Hongkong and Shanghai Banking Corporation Limited (The Hongkong and Shanghai Banking Corporation) (Hong Kong SAR, with an extensive network throughout Asia-Pacific); Hang Seng Bank Limited (Hong Kong SAR); HSBC Bank plc (United Kingdom); CCF S.A. (France); HSBC Bank USA (New York); HSBC Bank Brasil S.A.-Banco Multiplo (Brazil); HSBC Private Banking Holdings (Suisse) S.A. (Switzerland, Hong Kong SAR, Monaco, Luxembourg, United Kingdom, Singapore and the Channel Islands), and Grupo Financiero Bital S.A. de C.V. (Mexico).

      14. SECURITY DESCRIPTION: HSBC USA, Inc. (formerly Republic New York Corp.), Depositary Shares each representing a 1/4 interest in a share of Adjustable Rate Cumulative Preferred Stock, Series D, stated value $25 per depositary share, redeemable at the issuer's option on or after 7/01/1999 at $25 per depositary share plus accrued and unpaid dividends, with no stated maturity, and with adjustable rate distributions paid quarterly on 1/1, 4/1, 7/1 & 10/1 to holders of record on 12/15, 3/15, 6/15 & 9/15 respectively. The adjustable rate dividend is set quarterly and is equal to 81% of the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Thirty Year Constant Maturity Rate with a minimum rate of 4 1/2% per annum and maximum rate of 10 1/2% per annum. In regards to payment of dividends and upon liquidation, the preferred shares rank equally with other preferreds and senior to the common shares of the company.

J.P. MORGAN CHASE

      J.P. Morgan Chase & Co. (JPMorgan Chase) is a financial holding company incorporated in 1968. On December 31, 2000, J.P. Morgan & Co. Incorporated merged with and into The Chase Manhattan Corporation. Upon completion of the merger, Chase changed its name to J.P. Morgan Chase & Co. The Company's activities are internally organized into five major business segments:
Investment Bank, Treasury & Securities Services, Investment Management & Private Banking, JPMorgan Partners and Chase Financial Services.

      15. SECURITY DESCRIPTION: J.P. Morgan Chase & Co., Fixed/Adjustable Rate Noncumulative Preferred Stock, stated value $50 per share, redeemable at the issuer's option on or after 6/30/2003 at $50 per share plus declared and unpaid dividends, with no stated maturity and with fixed/adjustable rate distributions paid quarterly on 3/31, 6/30, 9/30 & 12/31 to holders of record on the date fixed by the board, not more than 45 days prior to the payment date. The fixed/adjustable rate is fixed through 6/30/2003 at 4.96% per annum and is then adjustable and will be based on the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Thirty Year Constant Maturity rate less 0.20%, with a minimum rate of 5.46% and and maximum rate of 11.46%. In regards to payment of dividends and upon liquidation, the preferred shares rank equally with other preferreds and senior to the common shares of the company.

      16. SECURITY DESCRIPTION: J.P. Morgan Chase & Co., Adjustable Rate Cumulative Preferred Stock, Series N, stated value $25 per share, redeemable anytime at the issuer's option at $25 per share plus accrued and unpaid dividends, with no stated maturity, and with adjustable rate distributions paid quarterly on 3/31, 6/30, 9/30 & 12/31 to holders of record on the date fixed by the board, not more than 30 days prior to the payment date. The adjustable rate will be 85% of the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate or the Thirty Year Constant Maturity Rate with a minimum rate of 4.50% and maximum rate of 10.50% per annum. In regards to payment of dividends and upon liquidation, the preferred shares rank equally with other preferreds and senior to the common shares of the company.

      17. SECURITY DESCRIPTION: J.P. Morgan Chase & Co., formerly Chemical Banking Corp., Adjustable Rate Cumulative Preferred Stock, Series L, stated value $100 per share, redeemable anytime at the issuer's option at $100 per share plus accrued and unpaid dividends, with no stated maturity and with adjustable rate distributions paid quarterly on 3/31, 6/30, 9/30 & 12/31 to holders of record on the date fixed by the board, not more than 45 days prior to the payment date. The adjustable rate will be 84% of the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Thirty Year Constant Maturity Rate with a minimum rate of 4.50% and maximum rate of 10.50% per annum. In regards to payment of dividends and upon liquidation, the preferred shares rank equally with other preferreds and senior to the common shares of the company.

================================================================================















                                   SECTION G
                           APPRAISER'S QUALIFICATIONS













================================================================================

C. KORSCHOT, CFA, ASA, CBA, CPA/ABV                        Office (816) 471-0005

                                 QUALIFICATIONS

--------------------------------------------------------------------------------

PROFESSIONAL                   STERN BROTHERS VALUATION ADVISORS, Kansas City,
EXPERIENCE:                    MO (May, 1984 to Present)

                                 PRESIDENT - Business valuation, financial advisory and investment banking services

                               MERCANTILE BANK N.A., St. Louis, MO (May, 1980 to April, 1984)

                                GROUP VICE PRESIDENT - Manager of the
                                Construction and Transportation Group
                                (December, 1981 to April, 1984)

                               COMMERCE BANK OF ST. LOUIS N.A. (July, 1976 to
                                May, 1980)

PROFESSIONAL                   CHARTERED FINANCIAL ANALYST - CFA
CERTIFICATIONS:                ACCREDITED SENIOR APPRAISER - ASA
                               CERTIFIED BUSINESS APPRAISER - CBA
                               CERTIFIED PUBLIC ACCOUNTANT - CPA (State of
                                Missouri)
                               ACCREDITED IN BUSINESS VALUATION - ABV

EDUCATION:                     St. Louis University, St. Louis, Missouri
                               Degree: MBA with a specialization in Finance and
                                Marketing (May, 1976)

                               DePauw University, Greencastle, Indiana
                               Degree: BA with a major in Economics (May, 1973)

                               Rutgers University, New Brunswick, New Jersey
                               Degree: Graduate of The Stonier Graduate School
                                of Banking (June, 1983)

DIRECTORSHIPS:                 Bingham & Company Capital Markets, Inc. - 1990 to
                                Present
                               Stern Brothers Valuation Advisors - 1994 to
                                Present
                               Stern Brothers & Co. - 1990 to 1996
                               Kansas City Society of Financial Analysts - 1991
                                to 1999
                               Olympic Wire Rope Co. - 1984 to 1987
                               The Helping Hand of Goodwill Industries - 2002 to
                                Present

OFFICER                        President - The ESOP Association, Heart of
POSITIONS:                      America Chapter (1993-95)
                               Regional Governor - The Institute of Business
                                Appraisers, Inc.
                               President - Kansas City Society of Financial
                                Analysts (1997-98)
                               Vice President - The American Society of
                                Appraisers (K.C. Chapter) (1994-96) (2002)
                               Chairman - Stern Brothers ESOP Administrative
                                Committee (1991-1997)

PROFESSIONAL                   Association for Investment Management and
MEMBERSHIPS:                    Research
                               American Institute of Certified Public
                                Accountants
                               American Society of Appraisers
                               The Institute of Business Appraisers, Inc.
                               The ESOP Association (Member of Valuation
                                Advisory Committee, Strategic Planning
                                Committee, Chapter Executive Committee, and
                                Board of Governors)
                               Kansas City Society of Financial Analysts
                               Missouri Society of Certified Public Accountants
                               National Association of Securities Dealers
                                    Series 7 - Registered Representative
                                    Series 24 - Securities Principal
                                    Series 63 - Uniform State Securities

                        PHARMACY BUYING ASSOCIATION, INC.

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
                COMPANY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                              ON ____________, 2004

The undersigned, hereby revoking all prior proxies, hereby appoints Mr. Nick Smock and Mr. Michael Burns, and each of them individually, as proxies with full power of substitution, to vote for me, at the Special Meeting of Shareholders of PHARMACY BUYING ASSOCIATION, INC. to be held at 7:00 p.m., Kansas City, Missouri, on ____________, 2004 at the offices of the Company located at 1575 N. Universal Avenue, Suite 100, Kansas City, Missouri 64120, or at any adjournment(s) or postponement(s) thereof, on all matters coming before said meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL AS STATED BELOW AND, UNLESS A CONTRARY CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PROPOSAL: TO APPROVE AN AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION TO EFFECT A REORGANIZATION, INCLUDING (i) THE CONVERSION OF EACH FIVE (5) SHARES OF COMMON STOCK INTO ONE (1) SHARE OF A NEWLY-AUTHORIZED CLASS OF NON-VOTING PREFERRED STOCK, FOLLOWING WHICH HOLDERS SHAREHOLDERS WILL BE PAID $710 PER PRE-CONVERSION SHARE IN LIEU OF THE ISSUANCE OF ANY FRACTIONAL SHARES THAT WOULD OTHERWISE RESULT FROM THE CONVERSION; AND (ii) THE AUTHORIZATION OF A NEW CLASS OF COMMON STOCK, DESIGNATED "MEMBERSHIP COMMON," OWNERSHIP OF WHICH WILL BE INCIDENT TO BEING A MEMBER OF THE COMPANY.

                 |_| For          |_| Against       |_| Abstain

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders, the proxy statement furnished with the notice, our 2002 Annual Report on Form 10-K and our quarterly report on Form 10-Q for the three months ended September 30, 2003.


Dated: __________, 2004                 ________________________________
                                        Shareholder's Signature


                                        ________________________________
                                        Signature if held jointly


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

(Please sign exactly as your name appears on this card. For joint accounts, each joint owner should sign. Executors, administrators, trustees, etc., should also so indicate when signing.)

        PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY BY FAXING IT TO THE SECRETARY OF THE CORPORATION AT (816) 245-5702 OR MAIL
                      IT TO US USING THE ENCLOSED ENVELOPE.


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